WRL Series Fund, Inc.


                               [GRAPHIC OMITTED]


                                  Annual Report
                                December 31, 1997


February 1998
ACC00001 (2/98)

FELLOW CONTRACT AND POLICY OWNERS:

[GRAPHIC OMITTED]
JOHN R. KENNEY
CHAIRMAN OF THE BOARD

 "INVESTMENT SUCCESS IS USUALLY, AFTER ALL, THE VICTORY OF LONG-TERM FAITH OVER
  SHORT-TERM FEAR."

It was another great year for the markets, at least by the numbers. The Dow Jones Industrial Average posted its third straight year of double-digit returns, a splendid advance of 22.6% (which means, by the way, the blue-chip average has more than doubled since 1994), while the much broader S&P 500 racked up an even more amazing gain of 33%. Smaller cap indexes like the NASDAQ Composite and the Russell 2000, too, picked up more than 20% for the year. All of these numbers are, of course, well above historical average annual returns.

So why then, with all of this cheerful news, are so many folks on the Street sounding so cheerless? Because, we suspect, the sport of investing simply wasn't much fun by year end. Indeed, three year's worth of giddiness faded in the fourth quarter. Stocks zigzagged wildly, including a record one-day point drop in the Dow, as investors nervously watched the vaunted Asian "miracle" virtually unravel.

That's not to say the long-term bull case for financial assets was overwhelmed. It wasn't. We remain undeniably at an amazing point in our economic history, still reaching, in fact, for superlatives to describe the combination of low inflation, strong earnings, and global capitalism. At the same time, though, to assume the markets are immune from the economic ills now troubling Asia would be a mistake. At the least, a degree of uncertainty is at hand for the stock market.

With the reemergence of real and potentially significant volatility, this looks like a good time for all of us to conduct a reality check on our expectations. Also, given that we're all most likely a bit spoiled, the biggest challenge in the near term may be accepting far less robust returns than those to which we've grown accustomed. As much as any time over this incredible bull run, we need to be focusing our attention on the long term -- what holdings could be worth 10 or 20 or 30 years from now -- rather than the coming months. Investment success is usually, after all, the victory of long-term faith over short-term fear.

In the meantime, professional investors are finding great reasons to like the financial markets. On the following pages, the WRL Series Fund, Inc. portfolio managers share their perspectives on investing and discuss how they have responded to this period's changes and why. We encourage you to take the time to review these reports in order to better understand your investment and its performance. Knowing your Portfolio can only make you a smarter investor. And smart investors are more likely to stick to their long-term investment horizons.

Helping to that end, we hope, will be the addition of a new option to the WRL Series Fund -- the Third Avenue Value Portfolio, managed by EQSF Advisers, Inc. With the Third Avenue Value Portfolio, we gain access to both an important segment of the stock market and one of the industry's most respected money managers, Martin Whitman. Make sure to ask your representative about the Third Avenue Value Portfolio with respect to your financial plan.

We're of a mind to think this recent turmoil in the market is some sort of character building exercise -- the perfect medicine, perhaps, for an impetuous bull market with an invincibility complex. For that reason there may be cause for greater optimism now than even a few weeks ago. But no matter what the markets do, or when, we will do our best to provide you with solid, well-managed products and superior service. We respect your personal task of financial planning and appreciate the opportunity to assist you.

                                      Sincerely yours,

                                      [GRAPHIC OMITTED]

                                      John R. Kenney
                                      CHAIRMAN OF THE BOARD

1 9 9 7 A n n u a l R e p o r t
                                        1

                                TABLE OF CONTENTS

                                                      PAGE

         Chairman's Letter .........................    1
         Report of Independent Accountants .........    3

         WRL SERIES FUND, INC.
          PORTFOLIO MANAGER'S COMMENTARY:
           Money Market Portfolio ..................    4
           Bond Portfolio ..........................    6
           Growth Portfolio ........................    8
           Global Portfolio ........................   10
           Strategic Total Return Portfolio ........   12
           Emerging Growth Portfolio ...............   14
           Aggressive Growth Portfolio .............   16
           Balanced Portfolio ......................   18
           Growth & Income Portfolio ...............   20
           Tactical Asset Allocation Portfolio .....   22
           C.A.S.E. Growth Portfolio ...............   24
           Global Sector Portfolio .................   26
           Value Equity Portfolio ..................   28
           International Equity Portfolio ..........   30
           U.S. Equity Portfolio ...................   32
          SCHEDULE OF INVESTMENTS:
           Money Market Portfolio ..................   34
           Bond Portfolio ..........................   36
           Growth Portfolio ........................   38
           Global Portfolio ........................   41
           Strategic Total Return Portfolio ........   45
           Emerging Growth Portfolio ...............   49
           Aggressive Growth Portfolio .............   54
           Balanced Portfolio ......................   56
           Growth & Income Portfolio ...............   59
           Tactical Asset Allocation Portfolio .....   61
           C.A.S.E. Growth Portfolio ...............   64
           Global Sector Portfolio .................   66
           Value Equity Portfolio ..................   69
           International Equity Portfolio ..........   71
           U.S. Equity Portfolio ...................   77
          Statements of Assets and Liabilities .....   82
          Statements of Operations .................   85
          Statements of Changes in Net Assets ......   88
          Financial Highlights .....................   93
          Notes to Financial Statements ............  100
          Supplementary Information ................  110

 The Portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products issued by Western Reserve Life Assurance Co. of Ohio and its affiliates. The availability of certain Portfolios may vary from product to product.

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                       ----------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS


 To the Board of Directors and
 Shareholders of the WRL Series Fund, Inc.


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting WRL Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED]

PRICE WATERHOUSE LLP
Kansas City, Missouri
January 30, 1998

1 9 9 7 A n n u a l R e p o r t
                                        3

                             WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

                             PORTFOLIO COMPOSITION
                               December 31, 1997

                               [GRAPHIC OMITTED]


                              MATURITY COMPOSITION
                                December 31, 1997

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     Throughout 1997, the U.S. economy continued to grow at above trend levels. Unemployment moved to cyclical lows while income, consumption, and confidence measures generally remained robust. In spite of an ongoing drift upward in wages, inflation at both wholesale and retail levels remained remarkably benign.

     During the first quarter, interest rates rose all along the yield curve due to strong growth in GDP, employment, retail sales, and new housing starts. The second and third quarters saw U.S. bond markets react favorably to an environment that combined slower economic growth, low unemployment, and benign inflation, thus allowing rates to ease back to previous levels. While the U.S. economy continued to exhibit strong growth and moderate inflation in the fourth quarter, the volatile Asian markets in November and December caused a "flight to quality" with many investors. With that, yield on the 30-year Treasury bond dropped to just below 6% at year end, its lowest level in more than four years.


     During the first half of the year, the Portfolio's performance was enhanced by re-entering the Japanese CD market, active duration management, allocations to short-term floating rate asset-backed instruments, and longer-term agency securities. We avoided the short end of the yield curve in the second half of the year and extended the Portfolio's average life in order to take advantage of year-end pressures.

     We plan to maintain the Portfolio's average life within the 60 days-to-maturity range. At this time, we believe the Federal Reserve is likely to remain on hold throughout 1998 in light of the continued weakening currency and economic conditions throughout Asia.

          [GRAPHIC OMITTED]                     [GRAPHIC OMITTED]

                                                Robert R. Johnson
                                                Money Market Portfolio
                                                Portfolio Manager

              Past performance does not guarantee future results.
An investment in the Money Market Portfolio is neither insured or guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $ 1.00 per share.

1 9 9 7 A n n u a l R e p o r t
                                        5

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


  COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND,
   INC. BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     The U.S. bond market went through two distinct periods over the last twelve months, essentially the result of two different economic backdrops -- a strong economy during the first half of the year followed by more moderate growth toward year end. Throughout it all, however, the 30-year U.S. Treasury bond stayed within a relatively narrow trading band. The long bond closed the year under 6% after reaching a high of 7.17% in mid-April.

     In this environment, the Bond Portfolio produced a total return of 9.16% for the full year ended December 31, 1997. For the same period, the Lehman Brothers Government/Corporate Bond Index gained 9.77%.

     Late in 1996 and continuing into 1997, domestic growth picked up rapidly and yields rose. With any spike in growth, the threat of inflation -- real or perceived -- takes on increased relevance, and this year was no exception. To stem any potential inflationary pressures, the Federal Reserve raised rates by 25 basis points late in March. Keeping inflation low is the Federal Reserve's number one priority, and its preemptive strike served to keep it in check.

     Following the rate hike, the U.S. economy moved into a "Goldilocks Scenario," where everything seemed just right. Economic growth was solid with little to no-inflation, low unemployment, and robust corporate earnings. While growth moderated slightly, inflation remained subdued and the Federal Reserve stayed on the sidelines.

     More recently, the growing turmoil in the Far East and other emerging markets induced international volatility, sending global stock markets dramatically lower. The devaluation of Southeast Asian currencies creates the very real possibility that deflationary pressures will become global. Amidst these growing global fluctuations, many investors were prompted to seek safe haven in quality issues. U.S. Treasuries, of course, are seen as one of the safest investments in the world, and the 30-year bond was a direct beneficiary of this flight to quality.

     Our economy remains highly sensitive to any movement in interest rates, which reflects a more efficient environment. An uptick in rates acts as a braking mechanism on growth. And conversely, the economy quickly perks back up when rates drop. Technological advancements have allowed companies to operate more efficiently and they can now respond quickly to economic changes. That is what we are experiencing now -- a truly efficient economy that is enjoying the benefits of a broad increase in productivity. This has generally helped control inflation and explains why the economy remains so sensitive to the rate movements.

      [GRAPHIC OMITTED]           [GRAPHIC OMITTED]        [GRAPHIC OMITTED]
                                  Ronald V. Speaker        Sandy R. Rufenacht
                                                Bond Portfolio
                                             Co-Portfolio Managers

On January 13, 1997, Mr. Speaker settled a Securities and Exchange Commission administrative action involving two personal trades made by him in January of 1993. Without admitting or denying fault, Mr. Speaker agreed to a civil money penalty, disgorgement of profits, and interest payments totaling $ 37,199, and to a 90-day suspension starting on or about January 27, 1997.

This material must be preceded or accompanied by the Fund's current prospectus. 1 9 9 7 A n n u a l R e p o r t
                                        7

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
     WRL SERIES FUND, INC. GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX
                              OF 500 COMMON STOCKS

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                        8

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     For the full year ended December 31, 1997, the Growth Portfolio posted a gain of 17.54%. By comparison, the Standard & Poor's Index of 500 Common Stocks was up 33.36% while the NASDAQ Composite gained 22.14%.

     Towards the end of the year, Southeast Asia became the focal point for markets around the globe, injecting substantial, and at times unsettling, volatility into equities worldwide. At home, the growing Asian downturn raised new concerns about corporate earnings, and selling became pronounced. In this environment, the Dow Jones experienced its worst single-day point decline ever, a 554-point drubbing on October 27. Markets around the world moved lower, and most established markets actually experienced true corrections.

     The ensuing global flight toward quality benefited the U.S. Treasury market, where long-term yields fell from 6.40% to 5.92% -- a substantial decline by any measure. Domestic equities, in turn, drew strength from falling interest rates, and many investors treated the decline as a buying opportunity. The rebound, however, was limited in scope. Large multinationals essentially drove the S&P 500 towards year end, and as a result, most other indexes underperformed this benchmark for the fourth quarter.

     The Growth Portfolio, for its part, remains focused on a wide variety of companies, including those in technology, telecommunications, pharmaceuticals, healthcare, financial services, and selected retailers. Ultimately, we look for companies that are benefiting from broader demographic trends, both here and abroad. With Asia's escalating crisis, the follow-through effects will most likely become more intense in the coming months, so we've focused on well-established companies with dominant business franchises.

     In the technology area, I've zeroed in on what I believe to be blue-chip companies with predictable earnings streams that should not be impacted by Asia's turmoil. Microsoft Corporation has been a longtime favorite of mine, and remains a core position in the Portfolio. We also hold Dell Computer Corporation which, despite reporting record earnings, finished the period lower on concerns over the Far East. More recently, I was able to use the technology sector's weakness to add or increase several positions, including America Online, Inc. and Cisco Systems, Inc. We also held several high-quality pharmaceutical manufacturers, including Warner-Lambert Company, Eli Lilly and Company, and Pfizer, Inc. These companies have either launched or are rolling out several exciting new products with what appears to be exceptional sales potential.

     While we had many strong performers, we did have some disappointments, Oxford Health being the most significant. Two weeks prior to the company's earnings announcement, we met with the company's top management and did a thorough review of the company. Despite asking all the right questions, we obviously received the wrong answers, and I sold the position at a loss.

     As we enter 1998, certain risks persist in world markets, including the threat of renewed currency devaluations in either China or Brazil. A devaluation in either country would potentially create a "spiraling" effect, triggering a renewed currency crisis that would be detrimental to world growth. Domestically, the hit to GDP from Asia's downturn should act as a brake on the economy, reining in any inflationary pressures. This should be good news for equities. But pricing power remains weak for most of "Corporate America" and rising labor wages continue to pressure margins at many companies. The current danger is that a slowdown in the global economy will inevitably work its way back to some U.S. companies. In this kind of a less-robust environment, however, I believe that superior companies with exceptional earnings will be awarded a premium or scarcity value. We've focused our assets on a variety of high-quality companies where we are very confident in future earnings, and as a result, I am positive on the Growth Portfolio's prospects going into the new year.


         [GRAPHIC OMITTED]                        [GRAPHIC OMITTED]
                                                  Scott W. Schoelzel
                                                  Growth Portfolio
                                                  Portfolio Manager


This material must be preceded or accompanied by the Fund's current prospectus. 1 9 9 7 A n n u a l R e p o r t
                                        9

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
                   WRL SERIES FUND, INC. GLOBAL PORTFOLIO AND
              THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       10

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     The continued uncertainty in Asia injected greater volatility into international markets, catching even U.S. and European stocks in a growing downdraft while most established markets experienced a true correction. For the full year ended December 31, 1997, the Global Portfolio posted a gain of 18.75%. By comparison, the Morgan Stanley Capital International World Index returned 16.22% for the same period.

     The fourth quarter created an especially difficult environment for global investors as Southeast Asia's uncertainty impacted markets around the world. Japan's markets, too, came under severe pressure. The country's banking system already suffers from significant structural problems, and with extensive outstanding loans to Asian nations, solvency and bad debt issues now appear very real. Japanese officials, meanwhile, have failed to enact meaningful legislation to properly stimulate their economy.

     While our Japanese exposure proved to be a drag on performance, our underweighting in this area along with emerging markets helped the Portfolio's relative returns. We've been underweighted in these areas for well over a year, simply because we were unable to find many compelling ideas on a fundamental basis. Conversely, we've been overweighted in European stocks for some time and this has helped performance. We continue to emphasize classic growth stories and an assortment of restructuring ideas across the Continent.

     The Portfolio had a number of bright spots, and European financials were indeed among our top performers. A wave of consolidation is sweeping through European financial services companies and this is creating new interest in a number of our holdings. Swiss Life, a standout, was rumored to be a takeover candidate, and Union Bank of Switzerland announced a merger with Swiss Bank. We also scored good returns with Cap Gemini SA and Atos SA, two French information technology companies. In the life-sciences sector, Akzo Nobel N.V., a German chemical company, continues to transform itself, focusing on the much higher-margin pharmaceuticals business while exiting chemicals, which tend to be more cyclical in nature.

     The recent market volatility, especially in the technology sector, offered excellent long-term entry points into several stocks. Due to fierce selling, we were able to add Microsoft Corporation and Cisco Systems, Inc. at attractive valuations. Both appear well insulated from the Asian downturn and should enjoy tremendous long-term earnings potential.

     Going into the new year, I am cautiously optimistic. Volatility will in all likelihood remain high as Asia's aftershocks become more fully understood. We've already seen the initial affects begin to emanate to both Japan and China, and the situation in the Pacific Rim remains tenuous. We plan to take a first-hand account of the situation there in the very near future. In Europe, interest rates remain favorable and a strong wave of restructuring and consolidation continues to sweep across European companies, unlocking shareholder value and creating some compelling opportunities. Looking elsewhere, we remain cautious towards many emerging markets. Although valuations have certainly become compressed, risk levels remain high relative to the potential gains. We will weigh each investment opportunity carefully before investing in these areas.

     Overall, this will be an interesting time for patient, disciplined investors who are careful in their purchases and pursue individual stocks that are trading attractively. Intense, fundamental analysis has been the basis for our investment decisions in the past, and I believe it will serve us well going forward.

          [GRAPHIC OMITTED]                     [GRAPHIC OMITTED]
                                                Helen Young Hayes
                                                Global Portfolio
                                                Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus.
   Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.
1 9 9 7 A n n u a l R e p o r t
                                       11

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (A)
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


  COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND,
   INC. STRATEGIC TOTAL RETURN PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (A)
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     The Strategic Total Return Portfolio is managed using a total return approach which emphasizes capital appreciation and income generation. In order to attain the desired risk/reward profile, the Portfolio invests in a blend of equities, fixed-income securities, and cash. The Portfolio's asset mix at year end was 59.1% stocks, 14.4% convertible securities, 15.5% corporate bonds, 9.8% Treasuries, and the remainder in other assets and liabilities. For the year ended December 31, 1997, the Strategic Total Return Portfolio generated a total return of 21.85%. By comparison, the Standard and Poor's 500 Index of Common Stocks gained 33.36% and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 7.87% for the same period.

     Exceptional gains in the Portfolio's equity holdings proved once again to be the key to its performance while bond investments played an important role in managing volatility. In fact, our bond component noticeably dampened the adverse impact of the difficult stock market environments during June and October. In addition, the fixed-income segment provides approximately two-thirds of the Portfolio's investment income while representing only about one-third of assets.

     Throughout most of 1997, the Portfolio offset its normal underweighted position in the technology and communication sectors by emphasizing consumer, financial, and healthcare stocks, all of which proved to be among the year's most robust performers. While energy-related stocks retreated from their recent highs during the second half, the group will continue to play an important role in the Portfolio given its attractive total return characteristics. Our long-time commitment to select Real Estate Investment Trust (REIT) investments paid off once again with Crescent Real Estate Equities Company and Starwood Lodging Trust each appreciating over 50%. While the Portfolio is committed to the future prospects of a number of stocks of mid-sized companies, significant exposure to the blue chip stocks of large companies boosted performance last year. Our large-company winners included Procter & Gamble Company, General Electric Company, Schering-Plough Corporation, and Mellon Bank Corporation.

     With a nearly ideal backdrop of falling interest rates and moderate economic growth, 1997 witnessed a number of financial market records being broken. For example, merger and acquisition activity -- an ongoing theme in the Portfolio -- surged to new highs for the third consecutive year with just shy of $1 trillion in transactions. We expect the trend of rapid consolidation to continue across many industries. Meanwhile, a stunning 629 initial public offerings, the second largest number ever behind 1996, were at least partially responsible for diluting investor focus among stocks of small and mid-sized companies, despite their superior long-term growth prospects and attractive valuations.

     As we look out to next year, wage pressures seem to be the only inflationary hurdle amidst an otherwise optimistic environment for bond yields. At the same time, global deflationary pressures emanating from the economic turmoil in Southeast Asia stand to threaten the unprecedented tenure of rising corporate profitability in the U.S. As the stock market weighs the positive implications of lower interest rates versus a more challenging earnings growth environment, a high degree of stock market volatility in 1998 is likely. In any event, the Strategic Total Return Portfolio, with its disciplined philosophy of controlling potential risk through a blend of asset classes and a focused security valuation methodology, we believe should be well suited to perform in most market environments.

       [GRAPHIC OMITTED]        [GRAPHIC OMITTED]        [GRAPHIC OMITTED]
                                Luther King              Scot C. Hollmann
                                    Strategic Total Return Portfolio
                                          Co-Portfolio Managers

(a) Prior to May 1, 1997, this Portfolio was named Equity-Income Portfolio.

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       13

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
               WRL SERIES FUND, INC. EMERGING GROWTH PORTFOLIO AND
                THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     For the full year ended December 31, 1997, the Emerging Growth Portfolio returned 21.45%, while the Standard & Poor's Index of 500 Common Stocks gained 33.36%. The Portfolio, despite its impressive absolute performance, trailed most of the popular indexes as the market seemed to prefer larger, consistent-growth companies rather than our small- and mid-capitalization high-growth companies. In that regard, fully 53% of the 500 companies in the Montgomery index of fastest growing small companies were actually down for the year.

     It was a roller-coaster year for the Portfolio with strong performance in the second and third quarters, and relatively poor performance in the first and fourth. This mirrored the performance of small-company valuations relative to larger ones throughout the year. The best performing group for the Portfolio was finance, while cyclical stocks were the worst. The best performing and worst performing stocks, however, have come from many different sectors. For example, the Portfolio's best performers during the year included Dell Computer Corporation, Yahoo! Inc., Halter Marine Group, Inc., Chancellor Media Corporation, and US Airways Group, Inc. No group seems to be able to maintain a leadership role for any extended period of time.

     The investment style employed in the Emerging Growth Portfolio is a bottom-up approach which focuses on stock selection. We attempt to control risk in the Portfolio, which usually remains fully invested, by maintaining a broadly diversified list of issues. The style remains consistent in any market condition. Stocks are selected for purchase based on meeting two key criteria: rising earnings expectations and improving valuations. A position would be sold immediately if earnings expectations fall, and very quickly if the valuation declines. The approach attempts to identify the best performing high-growth companies that the market is rewarding with a higher stock price.

     The market's overall level of uncertainty generally determines how emerging growth stocks are treated. When fear rises, the market tends to seek "safe haven" stocks, and avoid the type of stocks held in the Portfolio. When confidence returns, however, the market seeks the typically higher returns available from emerging growth companies. Lately, emotional swings in the market have been occurring at a seemingly accelerated pace which has enhanced market volatility. This trend seems unlikely to change near-term. Meanwhile, emerging growth stock valuations are at the bottom of their historic range when compared to larger companies and should be considered very attractive for investors. All together, emerging growth stocks should do very well once market uncertainty lessens, but until then, the group will likely be volatile.

          [GRAPHIC OMITTED]                   [GRAPHIC OMITTED
                                              Gary M. Lewis
                                              Emerging Growth Portfolio
                                              Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       15

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


  COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND,
    INC. AGGRESSIVE GROWTH PORTFOLIO, THE VALUE LINE (ARITHMETIC) INDEX AND
                THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     While 1997 resulted in strong performance for the U.S. stock market in general, the road was not a smooth one, especially for growth stocks. In a period when large caps outperformed small caps, value significantly outperformed growth, and technology stocks underperformed defensive sectors, we were satisfied with the Portfolio's annual return. For the full year ended December 31, 1997, the Aggressive Growth Portfolio returned 24.25%. By comparison, the Standard & Poor's Index of 500 Common Stocks advanced 33.36% and the Value Line (Arithmetic) Index gained 24.94% for the same turbulent, yet prosperous, period.

     During the first quarter, investors shunned aggressive growth stocks amid speculation that the Federal Reserve would find it necessary to raise interest rates. As these fears subsided and investor confidence increased during the second quarter, however, the relatively favorable multiples of growth stocks attracted investors. This trend not only continued during the third quarter, but became even more pronounced as a non-inflationary, low interest-rate environment further boosted investor confidence and increased the amount of risk they were willing to assume. Despite the unemployment rate reaching a 24-year low of 4.7%, inflation dropped throughout the year. This phenomenon led to the theory that there was a new economic paradigm -- one that allowed for rapid economic expansion without inflation due to improved productivity. Although promptly rebutted by Federal Reserve Chairman Alan Greenspan, this highly publicized viewpoint helped foster the optimistic investor psychology that fueled the rise in growth stocks.

     But during the fourth quarter, incidents of international economic catastrophe led to a heightened sense of domestic uncertainty, as evidenced by the historic 554-point drop in the Dow on October 27th. Technology stocks, particularly the semiconductors, with considerable business in Asia were among the hardest hit. Currency collapses and subsequent banking failures throughout the Pacific Rim caused investors to question the ability of U.S. companies dependent on this region for revenue to meet future earnings expectations. With all of this triggering a return to defensive equity investing, the broad market's ultimate recovery was dominated by blue-chip stocks and utilities, leaving the S&P 500 to outdistance other market indexes and growth stocks in general.

     In an effort to achieve optimal return, the Aggressive Growth Portfolio employed several different strategies over the course of 1997. For example, the Portfolio tended to be overweighted in large-cap stocks during this period relative to other years, its weighted-average market cap exceeding $ 30 billion most of the year. An overcommitment in pharmaceutical stocks also helped buoy performance. And while a large technology position drove performance in the third quarter, the position was drastically reduced as we sold off those stocks we felt would be most impacted by the Asian crisis.

     Looking ahead, low inflation and the fear that a stronger dollar may further hurt already debilitated Asian nations will likely prevent the Federal Reserve from raising interest rates in the near future. Additionally, we feel the economy will slow, leading to modest earnings growth in 1998. Price-to-earnings ratios, however, could reach very high levels due to the lack of inflation and lower interest rates. All together, assuming stocks only trade at normal multiples and that our bottom-up forecast of earnings is accurate, the Dow could rise to around the 9000 level next year. Given this, we are still bullish on stocks, especially domestic growth stocks with their favorable valuations.

          [GRAPHIC OMITTED]               [GRAPHIC OMITTED]
                                          David D. Alger
                                          President, Fred Alger Management, Inc.

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
  WRL SERIES FUND, INC. BALANCED PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       18

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     For the full year ended December 31, 1997, the Balanced Portfolio provided a 17.10% total return. By comparison, the Standard & Poor's Index of 500 Common Stocks gained 33.36% and the Lehman Brothers Government/Corporate Intermediate Bond Index was up 7.87% for the same period. The Portfolio's asset allocation at year end was 55.8% in common stocks, 10.5% in preferred stocks, 33.0% in bonds, with the remainder in other assets and liabilities. As in the past, no derivatives were used during the period.

     The strongest performing stocks in the Portfolio this year included Computer Associates International, Inc., Norwest Corporation, Wal-Mart Stores, Inc., Lucent Technologies, Inc. and Allstate Corporation. Those that underperformed and provided the most disappointing results were all mid-cap holdings -- Colonial Downs Holding, Inc., Mego Mortgage Corporation, and Fruit of the Loom, Inc.

     The bond allocation of the Portfolio provided above-benchmark returns for the year. Strong performance came from the longer maturity issues among U.S. Treasury holdings as the yield curve shifted down. At year end, our bond position averaged 11.53 years to maturity with a duration of 7.94 years and an average coupon of 6.3%.

     The currency and economic crisis in Asia was the major event of the fourth quarter and may be the driving factor for the market in 1998. On October 27, in response to crisis conditions in Hong Kong, the Dow Jones Industrials experienced one of the sharpest one-day drops ever with the Average falling 554 points. As has typically been the case during the decade, investors initially took the large drop as a buying opportunity; and in the subsequent weeks the Dow rallied almost a thousand points. What was more indicative of the market, however, was the action of the NASDAQ Composite which rose only half as much as the Dow in December and at the year end was only 2.4% above its October 27 low.


     We continue to be concerned with the problems in Asia and their potential impact on the U.S. markets. We're also aware of the very deflationary drop in the price of gold. While the common analysis has been that central banks are lowering their exposure to this underperforming asset, we believe gold's steep decline reflects an overly restrictive monetary policy in the U.S. Indeed, the stubbornly high short-term rates in the U.S. have likely accentuated the problems in Asia. Recent comments from Federal Reserve Chairman Greenspan seem to suggest that he is aware of the problem, however, and the 30-year bond has moved to all time highs.

     All together, our current opinion of the financial markets, especially bonds, is positive. With regard to equities, we're optimistic that the surge in mutual fund purchases that typically occurs in the first quarter will reoccur this year. We believe that this, together with a virtual absence of new equity supply (underwritings), should move stocks higher. As far as the economic problems overseas, we believe they will stay there as long as there are no negative changes to U.S. monetary, tax, international trade, or budgetary policies. Corporate earnings, however, may be negatively impacted by the turmoil flowing from Asian currency markets.

             [GRAPHIC OMITTED]                    [GRAPHIC OMITTED]
                                                  Michael Van Meter
                                                  Balanced Portfolio
                                                  Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       19

                              WRL SERIES FUND, INC.
                          GROWTH & INCOME PORTFOLIO (a)
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

           COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
    WRL SERIES FUND, INC. GROWTH & INCOME PORTFOLIO, THE RUSSELL 3000 INDEX,
     THE DOW JONES UTILITIES AVERAGE INDEX, AND THE STANDARD & POOR'S INDEX
                              OF 500 COMMON STOCKS

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       20

                              WRL SERIES FUND, INC.
                          GROWTH & INCOME PORTFOLIO (a)
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     For the full year ended December 31, 1997, the Growth & Income Portfolio provided a total return of 24.65%. This compares favorably to the 24.3% of the Lipper General Equity Fund Average of U.S. equity funds and the 17.5% for the Lipper All Equity Fund Average of U.S., U.S. sector funds, and global funds. The Russell 3000 gained 29.47% for the same period. The Standard & Poor's Index of 500 Common Stocks gained 33.36% for the year.

     It was a transition year for the Portfolio, which on May 1 officially changed from what had been the Utility Portfolio to the Growth & Income Portfolio. We spent most of the summer restructuring the portfolio, and the results have been gratifying. Since August 1, on days of "market stress" (15 dates), the Portfolio has, on average, declined only 25% as much as the overall stock market. Furthermore, the Portfolio returned 9.44% in the fourth quarter compared to 2.87% for the S&P 500 and 1.94% for the Russell 3000.

     Our strategy continues to be highly defensive. Current allocations include 24% in real estate investment trusts, 15% in electric utilities, and 13% in gas utilities. Given our discipline toward buying stocks at reasonable prices, we have allowed cash equivalents and short-term U.S. Treasury notes accumulate to 27% of the portfolio as stock prices continued to rise last year. Stocks, in fact, rose for a record third straight year in excess of 20%. Meanwhile, we continue to look for opportunities to add stocks to the Portfolio.

     The net result of the year's changes is performance that beat many other funds and portfolios for the year and handily beat the S&P 500 in the fourth quarter. Yet, the Portfolio has a beta of only .32. With all of that, we are optimistic about the prospects for the Growth & Income Portfolio for 1998.

     [GRAPHIC OMITTED]        [GRAPHIC OMITTED]       [GRAPHIC OMITTED]
                              Steven J. Lehman        Linda A. Duessel
                                     Growth & Income Portfolio
                                       Co-Portfolio Managers

(a) Prior to May 1, 1997, this Portfolio was named Utility.

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       21

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

           COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
           WRL SERIES FUND, INC. TACTICAL ASSET ALLOCATION PORTFOLIO,
   THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS, AND THE LEHMAN BROTHERS
                  GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       22

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     For the full year ended December 31, 1997, the Tactical Asset Allocation Portfolio returned 16.59%, a bit better than the Lipper index of similarly-managed mutual funds, but lagging a 60/40 blend of the Standard & Poor's Index of 500 Common Stocks and the Lehman Brothers Government/Corporate Intermediate Bond Index. These numbers suggest that the majority of fund managers appear to be trailing the market indexes in this particular market environment. Indeed, the recent strength in the S&P 500 has been driven by a relatively small number of "mega-cap" stocks -- essentially, the largest companies with the largest capitalizations and highest amount of market liquidity. Meanwhile, funds and portfolios which have emphasized small- and mid-cap names have lagged. Only a manager emphasizing price momentum will have concentrated on the "mega-caps" and out-performed in the recent market environment.

     Our philosophy is to adhere to a value discipline. Companies are scrutinized for their growth potential, market positioning, and strategic planning, but only companies with lower and/or reasonable valuations (i.e., price to earnings, price to cash flow, price to book value) are candidates to be included in the Portfolio. Research has revealed that over a series of market environments, a disciplined approach that emphasizes value will be competitive with other investment management philosophies. While we are not critical of "mega-cap" stocks, they are simply too expensive, based on our criteria, to be appropriately included in the Tactical Asset Allocation Portfolio.

     In our view, the current market environment is likely to remain positive for bonds and for the more "interest-rate-sensitive" sectors of the stock market. The valuations on many of these securities are quite compelling, and the exposure to overseas uncertainties is limited. Finding a "safe harbor" for assets during 1998 is likely to be a dominant theme in what we feel is a highly uncertain, volatile stock market -- one that is characterized by dampened growth expectations and valuations well ahead of historical norms. Our top investment objective is preservation of client capital. By investing in the fixed-income markets, and by maintaining a prominent exposure to high-yielding "defensive" stocks we feel this objective should be achieved.

     Our allocation to stocks was 59% at mid-year, which we consider a "neutral" positioning. As the year progressed, our models proposed an even more cautious outlook for the intermediate term, and we reduced the Portfolio's equity allocation to 52% by year end. Some positions reached full valuations and were sold, while others were simply reduced in line with the revised equity targets. Within the equity sector, we significantly rotated our industry weightings to emphasize real estate investment trusts and electric utilities, both of which are expected to provide greater price stability and a healthy dividend yield, and are more likely to outperform in an uncertain market. The Portfolio's exposure to technology stocks and companies that manufacture "commodity" products such as chemicals and metals was reduced. These firms are more vulnerable to deflation pressures, as well as an economic recession in Southeast Asia, factors which may lead to earnings disappointments in the near term.

     Our stock selection process and asset allocation models have provided relatively stable long-term returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors with solid risk-adjusted returns, while providing downside protection in times of market instability.

      [GRAPHIC OMITTED]        [GRAPHIC OMITTED]        [GRAPHIC OMITTED]
                               Arvind Sachdeva          John C. Riazzi
                                  Tactical Asset Allocation Portfolio
                                         Co-Portfolio Managers

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       23

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
  WRL SERIES FUND, INC. C.A.S.E. GROWTH PORTFOLIO, AND THE WILSHIRE 5000 INDEX


                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     With interest rates and inflation at historic lows, Main Street seemed to completely ignore the overpriced precautionary warnings coming from Wall Street. Most of the blue-chip growth stocks sold at two to three times their long-term historical levels and even the smallest earnings disappointments were greeted with reactionary price declines. While many of these Fortune 500 companies have become astute at managing and measuring their growth rates, economic imponderables, like the recent monetary realignments in the Far East, are almost impossible to forecast. Thus, investors acted in an uncertain ritual, ready to pounce as these events slowly spiraled through the balance sheets of US-based multinational companies. Going forward, the slowdown in Asia may cause many overpriced companies to report lower than expected earnings in the second through the fourth quarter of this year.

     Within this environment, the C.A.S.E. Growth Portfolio returned 15.03% for the year ended December 31, 1997. By comparison, the Standard & Poor's Index of 500 Common Stocks gained 33.36% and the Wilshire 5000 Index gained 29.17% for the same period.

     Our philosophy is to look for stocks of fundamentally strong companies with above-average growth characteristics that are steeply discounted to their historical valuations. In the beginning of the year, we put greater strategic emphasis on what are generally described as growth stocks as opposed to those usually considered value stocks. This policy proved wise and the Portfolio's performance exceeded that of the broad market's results through late in the third quarter. The Portfolio was hit hard for the remainder of the year, however, by the drop in crude oil prices and the fallout from the Asian crisis. These kinds of economic events simply can't be predicted with any real accuracy.

     At this point, the markets are in the midst of several particularly pivotal circumstances. In an unprecedented ninth year of an expansionary economy, we find a market selling at the extreme optimistic end of its price range. Any sustainable negative economic event could drive this market down thirty percent to the low end of its confidence range. To defend against these uncertainties, we choose to blend both the growth and value styles of investing. We do this because value stocks can help offer a measure of downside market protection, which is often missing from the high-process, high-momentum, high-growth rate method of investing. C.A.S.E. Management is a firm of analysts, managers, mathematicians, and computer scientists who go to extraordinary lengths to build portfolios that participate in a wide range of market conditions.

     To our knowledge, no firm or individual has yet managed to time the markets successfully for more than brief periods of time. The performance which we feel counts most is that which is achieved in good and in bad markets, over a long period of time.

           [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]
                                               William E. Lange
                                               President and Chief
                                               Executive Officer
                                               C.A.S.E. Management, Inc.

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       25

                              WRL SERIES FUND, INC.
                           GLOBAL SECTOR PORTFOLIO (a)
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------


          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
WRL SERIES FUND, INC. GLOBAL SECTOR PORTFOLIO, FINANCIAL TIMES WORLD INDEX,
                   AND THE LEHMAN HUTTON AGGREGATE BOND INDEX


                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       26

                              WRL SERIES FUND, INC.
                           GLOBAL SECTOR PORTFOLIO (a)
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     The Global Sector Portfolio follows an asset allocation and sector rotation strategy which shifts between a wide range of asset classes and sectors. The investment objective is capital growth. For the full year ended December 31, 1997, the Portfolio gained 3.43%. By comparison, the Portfolio's benchmark, which consists of a 60% weighting in the Financial Times World Index and a 40% weighting in the Lehman Hutton Aggregate Bond Index, appreciated 13.9% for the same period. Individually, the Financial Times World Index increased 13.22%, while the Lehman Hutton Aggregate Bond Index was up 14.89%.

     While this has been a turbulent year, with the Asian currency crisis, a strong dollar, dropping gold prices, and an overpriced U.S. stock market, we are, nevertheless, not at all pleased with the Global Sector Portfolio's performance this period. Unlike years past, when investing in numerous asset classes like gold mining stocks, international stocks, international bonds, real estate, and cash increased performance and reduced risk, 1997 marked a year in which investing in other asset classes not only reduced performance, but also increased risk. Indeed, the only way to outperform global benchmarks last year was to have a significant overweighting in U.S. stocks. Since we did not, the Portfolio's performance was negatively affected.

     At the beginning of the year, our model indicated the U.S. stock market was approximately seven to eight percent overvalued. We therefore had a significant cash position in the first quarter of the year, which helped reduce the Portfolio's volatility early on. But as interest rates dropped and companies beat analysts' expectations, investors seemingly discarded valuation measures. This caused the market to move away from us while we had a cash component within the Portfolio. In other words, our disciplined focus on valuations cost us short-term gains. We still believe, however, that the key is to adhere to a strict discipline year after year in order to reap the rewards when value investing is in vogue.

     Currently, our model, which includes measurements of earnings, growth, risk, and interest rates, indicates that the U.S. market is undervalued. This leads us to be fully invested, with only a small cash position. At the same time, many companies will find it hard to meet investors' expectations with the slowing of global economic growth. Accordingly, we prefer to invest in companies with low expectations built into their valuations.

     Internationally, we believe there are several markets that look attractive. The Portfolio has had exposure in Germany, Denmark, and Italy for some time, and it continues to have a 11% position in Japanese equities. This has had a negative impact on performance, but Japanese stocks are now selling at only half the multiples at which their U.S. counterparts are trading. While we may have to be patient, we continue to believe the Portfolio will be rewarded in 1998 by holding Japanese stocks.

     The Global Sector Portfolio has a balanced strategy which we feel will be a plus in 1998. U.S. bonds represent a good investment opportunity and are weighted toward the short-end of the yield curve. The yield curve in the U.S. is relatively flat right now with the 30-year Government bond yielding just 30 basis points higher than one-year Treasury-bills. Our short maturity should decrease the Portfolio's overall risk while supplying similar returns to intermediate-term bonds. Bonds will remain a crucial component of a global balanced account.

              [GRAPHIC OMITTED]              [GRAPHIC OMITTED]
                                             Bryan M. Ritz
                                             Global Sector Portfolio
                                             Portfolio Manager

(a) Prior to March 1, 1997 this Portfolio was named Meridian/INVESCO Global Sector.

This material must be preceded or accompanied by the Fund's current prospectus.
   Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

1 9 9 7 A n n u a l R e p o r t
                                       27

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

          COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
                  WRL SERIES FUND, INC. VALUE EQUITY PORTFOLIO
              AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       28

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     The Value Equity Portfolio's investment objective is to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in our opinion, are in fundamentally attractive industries, and are undervalued at the time of purchase. The Portfolio benefited from the very favorable stock market environment through the first nine months of 1997, and despite the increased stock market volatility in the fourth quarter -- including the largest ever one-day decline for the Dow Jones Industrial Average of 554 points -- maintained nearly all of its early gains. For the full year ended December 31, 1997, the Value Equity Portfolio gained 25.04%. The Standard & Poor's Index of 500 Common Stocks, by comparison, returned 33.36% for the same period.

     The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We seek to recognize change early in market sectors, industries, and companies before these changes are reflected in securities prices. Our value equity discipline serves as a complementary, risk averse style to other more aggressive growth managers.

     As Asia's currency troubles became the dominant focus of financial markets in late October and through most of the fourth quarter, investors scrambled to sell any company that had "Asia exposure" and buy just about any company that was a "domestic play". During periods of panic and extreme volatility (down 550 points one day, up 330 the next certainly qualifies as extreme volatility in our view), the stock market often passes sentence immediately, and then holds a trial several months later to determine if the initial verdict made any sense. In other words, shoot first, ask questions later. While it is difficult to determine the impact the "Asian flu" will have on the U.S. economy, it is even more difficult to foresee how it will filter down to individual companies. A variety of companies have very different levels of exposure throughout Asia, with different products and greatly varying levels of profitability in different national markets.

     Over the next few quarters the market should begin to reassess the initial broad-brush approach evident in the fourth quarter. When it becomes clear that Asian exposure represents a real issue relating to earnings levels and earnings growth, such stocks are likely to lag the market, at least until the dimensions of the Asian problem become more discernible. As soon as the market discovers, as it will, that some of the victims pummeled in the first wave reaction are in fact quite healthy, and could even benefit in the long run from Asia's troubles, we feel the stock prices will likely rebound, in some cases sharply.

     Overall, we doubt that recent developments are generally bullish. With Asia having raised concerns about U.S. earnings growth going forward, the time for a period of lower market returns may be at hand. More caution may, indeed, be warranted. At the same time, the strong U.S. dollar, continued low inflation, and the disappearing federal deficit suggest that long-term interest rates in the U.S. should be stable or declining. This kind of favorable interest rate background could be a major factor offsetting a more uncertain earnings outlook. All together, we believe that while the strong bull market is likely to take a rest until the outlook clears, there will be rewarding opportunities for long-term investors who can withstand the passions and fears of the moment.

           [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]
                                               Edward C. Friedel
                                               Value Equity Portfolio
                                               Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus.

1 9 9 7 A n n u a l R e p o r t
                                       29

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

          COMPARISON IN CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
             WRL SERIES FUND, INC. INTERNATIONAL EQUITY PORTFOLIO,
  THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX, AND THE MORGAN STANLEY
                CAPITAL INTERNATIONAL WORLD (EXCL. UNITED STATES)

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       30

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     From its inception January 2, 1997, through December 31, 1997, the International Equity Portfolio produced a total return of 7.50%. By comparison, Morgan Stanley Capital International (EAFE) Index was (0.07%), and the The Morgan Stanley Capital International World (EX. US) Index return was 0.18%.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED:

     Despite the volatility that hit world financial markets in the fourth quarter, equity markets on average delivered positive returns. There was, however, a remarkable dispersion of returns between regions. To that end, the Portfolio was positively impacted by asset allocation decisions. The overweighted position in Europe in general and in the Netherlands and Finland specifically proved to be most valuable. The use of currency hedges also proved to be a significant contributor to performance over the period. In particular, the Portfolio benefited when its exposure to Japan, Europe, and the United Kingdom (U.K.) was fully hedged back into dollars.

     Throughout the period, the Portfolio was consistently underweighted in the Far East region -- this, of course, at a time when both the major economies and the smaller "tiger" economies were in turmoil. Actually, given the economic background there, it was no surprise that returns from the region's equity markets were poor. Our underweighted position partially protected the Portfolio from the precipitous falls in regions like Thailand, Indonesia, and Malaysia.

     1997 was a very good year for European equities. The surge in share prices across the region was fueled by several factors, including an unrestrained monetary environment, a perception that corporate Europe is restructuring, good earnings momentum, a strong Wall Street, and a seemingly insatiable appetite of domestic equity investors. The FT/S&P Europe index, which excludes the UK, rose by 41.4% in local currency terms, though for a U.S.-based investor this is reduced to 22.7% by the weakness of the mark. The UK stock market, for its part, performed well with the FT-SE All Share index rising by 19.7% in local terms and by 15.1% when translated to dollars. The strength of sterling was a hindrance to market, but the gains on Wall Street and the fall in yields proved sufficient to offset this.

     Meanwhile, Latin America markets continued to mature and develop, both politically and financially. In politics, elections in Mexico and Argentina provided opposition parties sufficient influence to ensure real debate in the political process, while the financial markets benefited from the continued development of savings vehicles across the region. Unfortunately, the region also felt the downside of globalization as the turmoil in Asia caused a retrenchment of the international investors from the region.

     Looking ahead, the key issue is to what extent the turmoil in Asia will damage economic growth and corporate profits elsewhere. At present, we believe the effects will be limited but we will watch closely. 1998 will also see us move closer to European Economic and Monetary Union (EMU), with the participating countries announced in the spring. We anticipate few problems on the road to EMU. As for the UK, the question is whether the sustained strength of sterling and the five interest rate rises in 1997 will slow its economy markedly. Our own view is that the considerable momentum in the economy means that growth will continue to be strong and interest rates will have to rise further.

GE INVESTMENT MANAGEMENT INCORPORATED:

     Our exposure to stocks in Europe contributed favorably to performance this period. Low inflation, corporate restructurings, and good corporate earnings were mainly responsible for the advances there. The Portfolio also benefited from superior stock selection in Japan. While the Japanese stock market declined by more than 24% in 1997, our Japanese stock holdings gained over 9%. Finally, the Portfolio had limited exposure to companies significantly affected by the economic and currency problems that swept through Asia during the second half of the year.

     Individually, Novartis AG, the world's second-largest pharmaceutical company, posted above-average investment results. Novartis was created as a result of the 1996 merger between Ciba-Geigy and Santos. Last year, investors bid up the price of the company's stock in response to the economies of scale and the improved earnings that have resulted from this corporate marriage. NTT Data Corporation, a leading networking, integration systems and consulting company in Japan, turned in solid performance due to better-than-expected earnings while Telecom Italia Mobile SpA recorded strong gains largely because of a double-digit increase in the company's subscriber base. Total SA, a French-based oil company, also contributed favorably to the Portfolio's investment results. During the year, investors focused on the fact that energy demand has been rising, but the supply of available drilling equipment has not, enabling energy companies, such as Total SA, to command higher prices. Finally, Airtours Plc saw its stock rise significantly as investors rewarded the UK-based travel company for its ability to improve profit margins and reduce costs.

     Looking ahead, while global markets may experience increased market volatility due to the turmoil in Asia, the underlying fundamentals of our key markets remain solid. In Europe, for example, low inflation, good earnings, and corporate restructurings should continue to serve as a favorable backdrop for stocks on the Continent. Japan's economic problems may continue to be problematic for its stock market near term, but good companies with solid fundamentals can still be found there

       [GRAPHIC OMITTED]      [GRAPHIC OMITTED]       GRAPHIC OMITTED]
                              Malcolm Jones           Ralph Layman
                                 International Equity Portfolio
                                      Portfolio Management

This material must be preceded or accompanied by the Fund's current prospectus.
   Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

1 9 9 7 A n n u a l R e p o r t
                                       31

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

          COMPARISON IN CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE
                WRL SERIES FUND, INC. U.S. EQUITY PORTFOLIO AND
                THE STANDARD & POORS INDEX OF 500 COMMON STOCKS

                               [GRAPHIC OMITTED]

W R L S e r i e s F u n d , I n c .
                                       32

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                      For the year ended December 31, 1997
                       ----------------------------------

     From its inception January 2, 1997 through December 31, 1997, the U.S. Equity Portfolio returned 27.01%. By comparison, the Standard & Poor's Index of 500 Common Stocks gained 33.36% for the same period.

     In an environment where the yield on the 30-year Treasury bond fell from 6.64% at the start of the year to 5.92% at year end, financial services companies, an area where the Portfolio is well represented, recorded superior investment results. That sharp decline in interest rates coupled with an ongoing consolidation within the industry led to particularly good returns from holdings in Morgan Stanley, Dean Witter, Discover and Co., Fannie Mae and Travelers Group, Inc.

     Healthcare issues also posted solid gains. Stocks in this sector did particularly well when the economy's growth prospects came into question as a result of the economic and currency crisis in Asia. Healthcare stocks on the whole are less sensitive to economic downturns than most other industry groups. Several of our healthcare holdings performed well, particularly the large, blue-chip companies like Bristol-Myers Squibb Company and Johnson & Johnson.

     We also enjoyed good performance from our investments in electric and telephone utilities, which benefited from the decline in interest rates. As the economy weakened late in the year, we increased our positions in utility stocks. Schlumberger Limited was another exceptional performer for the Portfolio. During the year, investors focused on the fact that energy demand has been rising but the supply of available drilling equipment has not, which enables energy companies to command higher prices. We believe this trend will continue well into 1998.

     In general, the foundation of the U.S. economy remains solid. Inflation, which grew at a rate of 1.7% in 1997 -- the lowest annual rate in more than a decade -- is still under control. Interest rates remain low and corporate earnings are still in good shape. At the same time, though, the economic and currency problems in Asia have investors concerned about the future earnings of American corporations. So, all together, while companies that meet analysts' earnings estimates should do well, companies that fall short of earnings expectation are likely to see their values decrease markedly.

     Given this backdrop, we expect above-average market volatility in the coming months. We intend to use market declines to add to positions of high-quality investments that meet our strict investment criteria. We will continue to make long-term investments in what we think are financially sound, well-managed companies with good prospects for solid earnings growth and greater market share in their areas of operation.

               [GRAPHIC OMITTED]                 [GRAPHIC OMITTED]
                                                 Eugene Bolton
                                                 U.S. Equity Portfolio
                                                 Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus

1 9 9 7 A n n u a l R e p o r t
                                       33

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                         -------------------------------

                                                      PRINCIPAL         MARKET
                                                       AMOUNT           VALUE
                                                     ---------         -------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (7.25%)
 Federal Home Loan Bank
     5.96%, due 06/09/98 .......................   $ 1,500,000      $  1,499,736
 Federal Home Loan Bank
     5.75%, due 01/02/98 .......................     7,176,000         7,174,854
                                                                    ------------
 Total Short-Term
     U.S. Government Obligations
 (cost: $ 8,674,590)...........................................        8,674,590
                                                                    ------------
COMMERCIAL PAPER (46.63%)
  AUTOMOTIVE DEALERS & SERVICE STATIONS (4.95%)
 British Gas Capital
     5.66%, due 03/23/98 .........................   6,000,000         5,923,590
  COMMERCIAL BANKS (19.04%)
 Abbey National North America
     5.74%, due 03/10/98 .........................   2,000,000         1,978,334
 Abbey National Treasury Services
     5.75%, due 02/05/98 .........................   3,000,000         3,000,000
 Associates Corporation of
     North America
     5.72%, due 03/10/98 .........................   5,000,000         4,945,978
 Cregem North America, Inc.
     5.69%, due 02/23/98 .........................   5,000,000         4,958,115
 NationsBank Corporation
     5.75%, due 02/23/98 .........................   6,000,000         5,949,208
 Rabobank Nederland
     5.55%, due 04/29/98 .........................   2,000,000         1,963,616
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.65%)
 General Electric
     Capital Corporation
     5.70%, due 02/06/98 .........................   6,800,000         6,761,241
  FINANCE (8.28%)
 National Australia Funding
     Development
     5.74%, due 02/18/98 .........................   6,000,000         5,954,080
 Providence of Quebec
     5.61%, due 03/06/98 .........................   4,000,000         3,960,071
  PHARMACEUTICALS (8.71%)
 Bayer Corporation
     5.75%, due 02/24/98 .........................   5,500,000         5,452,562
 Pfizer, Inc.
     5.95%, due 01/28/98 .........................   5,000,000         4,977,688
                                                                    ------------

                                                     PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                     --------           ------
COMMERCIAL PAPER (CONTINUED)
 Total Commercial Paper
 (cost: $ 55,824,483)...........................................    $ 55,824,483
                                                                    ------------
SHORT-TERM OBLIGATIONS (25.52%)
  FINANCE (5.47%)
 Asset-Backed Securities
     Investment Trust (b)
     5.98%, due 08/17/98 ......................... $ 2,000,000         2,000,000
 Liquid Asset-Backed Securities
     Trust (a)(b)
     5.69%, due 06/30/98 .........................   4,552,952         4,552,952
  COMMERCIAL BANKS (20.05%)
 Bank Boston NA (a)
     6.14%, due 10/06/98 .........................   5,000,000         4,997,944
 Bankers Trust New York
     Corporation (a)
     5.83%, due 07/07/98 .........................   1,000,000           999,448
 Bayerische Landesbank -
     New York (a)
     5.84%, due 06/26/98 .........................   3,000,000         2,998,874
 First USA Bank (a)
     6.01%, due 05/07/98 .........................   5,000,000         5,001,528
 Keybank NA (a)
     6.12%, due 07/31/98 .........................   5,000,000         4,998,026
 Old Kent Bank (a)
     5.65%, due 11/04/98 .........................   5,000,000         5,000,000
                                                                    ------------
 Total Short-Term Obligations
 (cost: $ 30,548,772).........................................        30,548,772
                                                                    ------------
BANK OBLIGATIONS (20.05%)
 Bank of Tokyo / Mitsubishi
     6.50%, due 03/04/98 .........................   5,000,000         5,000,000
 Bayerische Landesbank -
     New York
     5.71%, due 02/06/98 .........................   3,000,000         2,999,914
 Corestates Bank NA
     5.60%, due 04/21/98 .........................   5,000,000         5,000,000
 Den Danske Bank (a)
     5.92%, due 03/25/98 .........................   5,000,000         4,999,965
 Norinchukin Bank - New York
     6.02%, due 02/13/98 .........................   2,000,000         2,000,023
 Rabobank Nederland N.V. - NY
     5.99%, due 03/24/98 .........................   3,000,000         2,999,679
 Westdeutsche Landesbank
     5.90%, due 01/12/98 .........................   1,000,000         1,000,000
                                                                    ------------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                          -----------------------------

                                                                      MARKET
                                                                      VALUE
                                                                      ------
BANK OBLIGATIONS (CONTINUED)

 Total Bank Obligations
 (cost: $ 23,999,581).........................................     $  23,999,581
                                                                   -------------
 Total Investment Securities
 (cost: $ 119,047,426)........................................     $ 119,047,426
                                                                   =============
SUMMARY
 Investments at market value .....................    99.45%       $ 119,047,426
 Other Assets in
     Excess of Liabilities .......................     0.55%             660,524
                                                     ------        -------------
 Net Assets ......................................   100.00%       $ 119,707,950
                                                     ======        =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Floating rate note. Rate listed is as of December 31, 1997.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       35

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                         ------------------------------

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                     ---------         -------

U.S. GOVERNMENT OBLIGATIONS (35.95%)
 U.S. Treasury Notes (a)
     5.75%, due 10/31/02 ......................   $ 14,000,000      $ 14,007,560
 U.S. Treasury Notes
     5.88%, due 11/30/01 ......................      5,000,000         5,017,750
 U.S. Treasury Notes (a)
     6.63%, due 05/15/07 ......................     11,500,000        12,170,220
 U.S. Treasury Notes (a)
     6.13%, due 08/15/07 ......................     15,000,000        15,411,450
                                                                    ------------
 Total U.S. Government
     Obligations
 (cost: $ 46,204,797).........................................        46,606,980
                                                                    ------------
CORPORATE DEBT SECURITIES (54.58%)
  AUTOMOTIVE (4.84%)
 Daimler-Benz of North
     America, Inc.
     7.38%, due 09/15/06 ......................      2,000,000         2,135,000
 General Motors Corporation
     7.13%, due 05/01/03 ......................      4,000,000         4,145,000
  CHEMICALS & ALLIED PRODUCTS (2.39%)
 Praxair, Inc.
     6.90%, due 11/01/06 ......................      3,000,000         3,101,250
  COMMERCIAL BANKS (11.16%)
 NationsBank Corporation
     7.50%, due 09/15/06 ......................      3,000,000         3,198,750
 PNC Bank Corp.
     6.88%, due 07/15/07 ......................      3,000,000         3,067,500
 Swiss Bank Corporation
     6.75%, due 07/15/05 ......................      2,000,000         2,045,000
 Swiss Bank Corporation
     7.00%, due 10/15/15 ......................      2,000,000         2,067,500
 Wachovia Corporation
     6.80%, due 06/01/05 ......................      4,000,000         4,090,000
  COMPUTER & OFFICE EQUIPMENT (1.61%)
 International Business Machines
     Corporation
     7.25%, due 11/01/02 ......................      2,000,000         2,082,500
  DEPARTMENT STORES (3.21%)
 Sears Roebuck Acceptance
     Corporation
     7.00%, due 06/15/07 ......................      4,000,000         4,165,000
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.57%)
 General Electric
     Capital Corporation
     6.50%, due 11/01/06 ......................      2,000,000         2,032,500

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
CORPORATE DEBT SECURITIES (CONTINUED)
  FOOD & KINDRED PRODUCTS (4.74%)
 Campbell Soup Company
     6.90%, due 10/15/06 ......................   $  1,000,000      $  1,047,500
 CPC International, Inc.
     6.15%, due 01/15/06 ......................      2,000,000         1,977,500
 Hershey Foods Corporation
     6.70%, due 10/01/05 ......................      3,000,000         3,120,000
  MOTION PICTURES (3.18%)
 Walt Disney Company
     6.75%, due 03/30/06 ......................      4,000,000         4,125,000
  OIL & GAS EXTRACTION (0.78%)
 Mitchell Energy &
     Development Corp
     6.75%, due 02/15/04 ......................      1,000,000         1,001,250
  PAINT, GLASS, WALLPAPER STORES (3.21%)
 Sherwin-Williams Company
     6.85%, due 02/01/07 ......................      4,000,000         4,165,000
  PERSONAL CREDIT INSTITUTIONS (3.15%)
 Ford Motor Credit Company
     6.75%, due 08/15/08 ......................      4,000,000         4,085,000
  PETROLEUM REFINING (1.63%)
 Texaco Capital Inc.
     7.09%, due 02/01/07 ......................      2,000,000         2,115,000
  PRINTING & PUBLISHING (1.60%)
 Tribune Company
     6.88%, due 11/01/06 ......................      2,000,000         2,077,500
  RAILROADS (0.81%)
 CSX Corporation
     7.25%, due 05/01/04 ......................      1,000,000         1,046,250
  RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (0.79%)
 Rubbermaid, Inc.
     6.60%, due 11/15/06 ......................      1,000,000         1,023,750
  SECURITY & COMMODITY BROKERS (6.26%)
 Merrill Lynch & Co., Inc.
     6.56%, due 12/16/07 ......................      4,000,000         4,015,000
 Morgan Stanley, Dean Witter,
    Discover and Co.
     6.88%, due 03/01/07 ......................      4,000,000         4,100,000

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                         -------------------------------

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                   ---------          ------
CORPORATE DEBT SECURITIES (CONTINUED)
  TELECOMMUNICATIONS (1.18%)
 MCI Communications
     Corporation
     6.95%, due 08/15/06 ......................   $ 1,500,000      $   1,533,750
  WHOLESALE TRADE NONDURABLE GOODS (2.47%)
 Sysco Corporation
     7.25%, due 04/15/07 ......................     3,000,000          3,206,250
                                                                   -------------
 Total Corporate Debt Securities
 (cost: $ 68,411,289).........................................        70,768,750
                                                                   -------------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (5.00%)
 Fannie Mae
     5.68%, due 01/20/98 ......................     5,000,000          4,985,011
 Freddie Mac
     6.00%, due 01/02/98 ......................     1,500,000          1,499,750
                                                                   -------------
 Total Short-Term
     U.S. Government Obligations
 (cost: $ 6,484,761)..........................................         6,484,761
                                                                   -------------

                                                   PRINCIPAL           MARKET
                                                    AMOUNT             VALUE
                                                   ---------           ------
COMMERCIAL PAPER (3.09%)
 General Electric Capital
     Corporation
     6.70%, due 01/02/98 ......................   $ 4,000,000      $   3,999,256
                                                                   -------------
 Total Commercial Paper
 (cost: $ 3,999,256)..........................................         3,999,256
                                                                   -------------
 Total Investment Securities
 (cost: $ 125,100,103)........................................     $ 127,859,747
                                                                   =============

 SUMMARY
  Investments at market value .....................    98.62%      $ 127,859,747
  Other Assets in
     Excess of Liabilities ........................     1.38%          1,793,935
                                                      ------       -------------
  Net Assets ......................................   100.00%      $ 129,653,682
                                                      ======       =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 36,601,848. See footnote 1F of the financial statements.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       37

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                        --------------------------------

                                                   PRINCIPAL           MARKET
                                                    AMOUNT             VALUE
                                                   ---------           ------
CONVERTIBLE BONDS (0.02%)
   ELECTRONIC COMPONENTS & ACCESSORIES (0.02%)
 Lernout & Hauspie Speech
     Products N.V. - 144A (c)
     8.00%, due 11/15/01 ......................    $  148,300        $   338,866
                                                                     -----------
 Total Convertible Bonds
 (cost: $ 148,300)..............................................         338,866
                                                                     -----------
                                                     NUMBER OF          MARKET
                                                      SHARES            VALUE
                                                     ---------          ------
PREFERRED STOCKS (0.01%)
   COMPUTER & DATA PROCESSING SERVICE (0.01%)
 SAP AG - Vorzug ..............................           400        $   130,886
                                                                     -----------
 Total Preferred Stocks
 (cost: $ 57,162)............................................            130,886
                                                                     -----------
COMMON STOCKS (91.06%)
   AIR TRANSPORTATION (0.89%)
 UAL Corporation (a) ..........................       176,150         16,293,875
   BEVERAGES (1.65%)
 Coca-Cola Company ............................       455,850         30,371,006
  CHEMICALS & ALLIED PRODUCTS (5.80%)
 Colgate-Palmolive Company ....................       543,125         39,919,688
 Gillette Company .............................       476,700         47,878,556
 Monsanto Company .............................       420,950         17,679,900
 Solutia Inc. (a) .............................        47,890          1,278,064
  COMMERCIAL BANKS (9.92%)
 BankAmerica Corporation ......................     1,247,475         91,065,675
 Chase Manhattan Corporation ..................       176,575         19,334,963
 Citicorp (b) .................................       434,820         54,977,554
 Wells Fargo & Company ........................        50,133         17,017,020
  COMMUNICATION (2.08%)
 Nextel Communications,
     Inc. (a) (b) .............................     1,471,500         38,259,000
  COMMUNICATIONS EQUIPMENT (7.04%)
 Advanced Fibre Communications,
     Inc. (a) (b) .............................       412,425         12,011,878
 CIENA Corporation (a) ........................       648,900         39,664,013
 Lucent Technologies, Inc. ....................       257,975         20,605,753
 Nokia Oyj - ADR ..............................       785,125         54,958,750
 Northern Telecom Limited .....................         5,225            465,025
 QUALCOMM, Inc. (a) (b) .......................         8,775            443,138

                                                     NUMBER OF          MARKET
                                                      SHARES            VALUE
                                                     ---------          ------
COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (CONTINUED)
 Retix (a) ......................................      23,550        $   110,391
 Sawtek Inc. (a) ................................       4,125            108,281
 Telefonaktiebolaget LM Ericsson -
     ADR ........................................       7,650            285,441
 Tellabs, Inc. (a) ..............................      11,725            619,959
 ViaSat, Inc. (a) ...............................      20,000            272,500
  COMPUTER & DATA PROCESSING SERVICES (11.10%)
 America Online, Inc. (a) (b) ...................     295,000         26,310,313
 Aspen Technologies, Inc. (a) ...................       5,900            202,075
 BEA Systems, Inc. (a) ..........................       8,775            151,917
 BMC Software, Inc. (a) .........................       8,075            529,922
 Brilliant Digital Entertainment,
     Inc. (a) ...................................      63,600            298,125
 Cadence Design Systems,
     Inc. (a) (b) ...............................      58,900          1,443,050
 Check Point Software
     Technologies Ltd. (a) (b) ..................       5,850            238,388
 Compuware Corporation (a) ......................      11,400            364,800
 HBO & Company (b) ..............................     353,750         16,980,000
 JBA Holdings Plc ...............................      12,434            211,544
 META Group, Inc. (a) ...........................      13,475            296,450
 Microsoft Corporation (a) ......................     805,675        104,133,493
 Parametric Technology
     Company (a) ................................      32,375          1,533,766
 PeopleSoft, Inc. (a) (b) .......................   1,161,550         45,300,450
 Sapient Corporation (a) (b) ....................      17,225          1,055,031
 Sun Microsystems, Inc. (a) .....................      15,850            632,019
 TTI Team Telecom International
     Ltd. (a) ...................................      59,725            309,823
 Vantive Corporation (a) ........................      12,975            327,619
 VERITAS Software
     Corporation (a) ............................      38,012          1,938,612
 Viasoft, Inc. (a) ..............................      34,775          1,469,244
 Visio Corporation (a) ..........................      10,575            405,816
  COMPUTER & OFFICE EQUIPMENT (7.48%)
 Asustek Computer Inc. (a) ......................      14,350            238,569
 Cisco Systems, Inc. (a) ........................     742,137         41,374,138
 Compaq Computer Corporation ....................      11,187            631,366
 Dell Computer
     Corporation (a) (b) ........................   1,122,625         94,300,499
 EMC Corporation (a) ............................      13,800            378,638
 International Business Machines
     Corporation ................................       7,050            737,166
  ELECTRIC SERVICES (0.83%)
 AES Corporation (a) (b) ........................     325,525         15,177,603

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                          -----------------------------

                                                    NUMBER OF            MARKET
                                                     SHARES              VALUE
                                                    ---------            ------
CONVERTIBLE BONDS (0.02%)
  ELECTRONIC COMPONENTS & ACCESSORIES (5.21%)
 8 X 8, Inc. (a) (b) .............................     26,525      $     290,117
 Altera Corporation (a) ..........................      2,300             76,188
 Analog Devices, Inc. (a) ........................     27,133            751,245
 ASM Lithography Holding
     N.V. (a) (b) ................................      7,675            518,063
 Intel Corporation ...............................    441,200         30,994,300
 International Manufacturing
     Services, Inc. (a) ..........................     18,400            133,400
 MMC Networks, Inc. (a) (b) ......................      5,325             90,525
 Philips Electronics N.V. (a) ....................      1,727            103,603
 Texas Instruments
     Incorporated (b) ............................  1,398,800         62,946,000
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.73%)
 General Electric Company ........................  1,185,450         86,982,394
  ENGINEERING & MANAGEMENT SERVICES (0.08%)
 Stolt Comex Seaway, S.A. (a) ....................     28,150          1,407,500
  FOOD STORES (0.56%)
 Starbucks Corporation (a) (b) ...................    268,150         10,290,256
  HOLDING & OTHER INVESTMENT OFFICES (0.45%)
 Vornado Realty Trust ............................    177,950          8,352,528
  INSTRUMENTS & RELATED PRODUCTS (0.03%)
 Credence Systems
     Corporation (a) .............................      7,075            209,597
 GenRad, Inc. (a) ................................      6,550            197,728
 KLA-Tencor Corporation (a) (b) ..................      5,325            205,678
  MANAGEMENT SERVICES (0.03%)
 Whittman-Hart, Inc. (a) .........................     14,900            510,325
  MANUFACTURING INDUSTRIES (0.04%)
 Mattel, Inc. ....................................     20,050            746,863
  MEDICAL INSTRUMENTS & SUPPLIES (1.40%)
 Guidant Corporation .............................    403,950         25,145,888
 Photoelectron Corporation (a) ...................     56,850            547,181

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                    ---------          ------
COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (1.03%)
 Schlumberger Limited (b) .........................   235,475      $  18,955,738
  PERSONAL CREDIT INSTITUTIONS (5.10%)
 American Express Company .........................   585,975         52,298,269
 Household International, Inc. ....................   325,775         41,556,673
  PETROLEUM REFINING (0.92%)
 Mobil Corporation ................................   234,875         16,955,039
  PHARMACEUTICALS (19.31%)
 Astra AB - Class A Free ..........................   518,891          8,989,343
 Bristol-Myers Squibb Company .....................   499,900         47,303,037
 Eli Lilly and Company ............................ 1,232,275         85,797,146
 Pfizer, Inc. ..................................... 1,232,700         91,913,193
 SmithKline Beecham Plc ...........................   132,776          1,359,742
 SmithKline Beecham Plc -
     Sponsored ADR ................................   934,275         48,056,770
 Warner Chilcott Laboratories -
     Sponsored ADR (a) ............................    24,100            298,238
 Warner-Lambert Company ...........................   576,575         71,495,299
  RESEARCH & TESTING SERVICES (0.01%)
 Bio-Technology General
     Corporation (a) ..............................    11,800            126,850
  RETAIL TRADE (1.75%)
 Costco Companies, Inc. (a) (b) ...................   722,350         32,234,869
  SECURITY & COMMODITY BROKERS (3.18%)
 Merrill Lynch & Co., Inc. ........................   802,202         58,510,607
  TELECOMMUNICATIONS (0.44%)
 LCC International, Inc. -
     Class A (a) ..................................    11,725            170,013
 Telefonica del Peru S.A. -
     Sponsored ADR ................................    56,475          1,316,573
 Teleport Communications Group
     Inc. (a) (b) .................................   120,700          6,623,413
 WorldCom, Inc. (a) ...............................         1                 15
                                                                   -------------
 Total Common Stocks
 (cost: $ 1,210,920,262).....................................      1,675,051,072
                                                                   -------------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       39

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                         -------------------------------

                                                PRINCIPAL              MARKET
                                                 AMOUNT                VALUE
                                                ---------              ------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.23%)
 Federal Home Loan Bank
     5.72%, due 01/16/98 ....................   $50,000,000      $   49,880,833
 Fannie Mae
     5.71%, due 01/16/98 ....................    25,000,000          24,940,521
 Fannie Mae
     5.67%, due 01/21/98 ....................    20,000,000          19,937,000
 Fannie Mae
     5.48%, due 01/12/98 ....................    20,000,000          19,966,511
                                                                 --------------
 Total Short-Term U.S.
     Government Obligations
 (cost: $ 114,724,865).......................................       114,724,865
                                                                 --------------
COMMERCIAL PAPER (3.15%)
 CIT Group Holdings
     6.73%, due 01/02/98 ....................    57,900,000          57,889,176
                                                                 --------------
 Total Commercial Paper
 (cost: $ 57,889,176)........................................        57,889,176
                                                                 --------------
 Total Investment Securities
 (cost: $ 1,383,739,765).....................................    $1,848,134,865
                                                                 ==============

 SUMMARY
  Investments at market value ...........         100.47%        $1,848,134,865
  Other Liabilities in
     Excess of Assets ...................        ( 0.47  %)          (8,681,829)
                                                 -------         --------------
  Net Assets ............................         100.00%        $1,839,453,036
                                                 =======         ==============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO NET ASSETS.


                                MARKET VALUE       PERCENTAGE
                             ------------------   -----------

   Great Britain .........   $     1,571,286        0.09%
   Germany ...............           130,887        0.01%
   Netherlands ...........           103,603        0.01%
   Sweden ................         8,989,343        0.49%
   United States .........     1,828,657,917       99.40%
                             ---------------      ------
    Net Assets ...........   $ 1,839,453,036      100.00%
                             ===============      ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 159,728,183. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       40

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                        --------------------------------

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                      --------         ------
PREFERRED STOCKS (0.84%)
  BEER, WINE, & DISTILLED BEVERAGES (0.18%)
 Companhia Cervejaria Brahma .......................  2,175,000     $  1,461,600
  COMMUNICATIONS EQUIPMENT (0.33%)
 Ericsson Telecomunicacoes S/A ..................... 79,790,000        2,559,571
  ELECTRIC SERVICES (0.23%)
 Companhia Energetica de Minas
     Gerais - ADR .................................. 38,662,000        1,677,931
 Companhia Paranaense de
     Energia-Copel - Preferred B ...................  8,000,000          108,000
  OIL & GAS EXTRACTION (0.10%)
 Petroleo Brasileiro S/A-Petrobras .................  3,276,000          766,162
                                                                    ------------
 Total Preferred Stocks
 (cost: $ 7,716,105)...........................................        6,573,264
                                                                    ------------
COMMON STOCKS (97.72%)
  AIR TRANSPORTATION (2.59%)
 Aeroporti di Roma SpA (a) (c) .....................    426,126        4,404,811
 Deutsche Lufthansa AG (b) .........................    145,081        2,783,038
 KLM Royal Dutch Air Lines NV ......................    103,201        3,818,488
 Ryanair Holdings Plc - Sponsored
     ADR (a) (b) ...................................     65,600        1,648,200
 Sairgroup (a) .....................................      2,072        2,837,190
 SAS Danmark A/S ...................................    118,269        1,726,404
 SAS Norske ASA - Class B (b) ......................     68,126          950,166
 SAS Sverige AB ....................................    150,312        2,177,913
  AUTOMOTIVE (0.97%)
 Renault SA (a) ....................................    249,848        7,027,624
 Tata Engineering & Locomotive
     Company Limited -
     GDR (b) (c) ...................................     73,769          614,127
  BEVERAGES (0.38%)
 Fomento Economico Mexicano,
     SA de C.V. - Class B ..........................    375,100        2,996,374
  BUSINESS CREDIT INSTITUTIONS (0.32%)
 Credit Communal
     Holding/Dexia (b) (c) .........................     18,310        2,460,224
  BUSINESS SERVICES (2.87%)
 Hutchison Whampoa Limited .........................    235,000        1,474,153
 Manpower, Inc. ....................................     27,025          952,631
 Merkantildata ASA .................................     39,185        1,347,731
 Prosegur, CIA de Seguridad SA .....................      6,357           63,712

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                       --------         ------
COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (CONTINUED)
 Securitas AB - Class B .............................   501,747     $ 15,172,080
 SEMA Group Plc .....................................    58,754        1,429,381
 Swire Pacific Ltd. - Class A .......................   243,500        1,335,753
 Vedior (c) .........................................    44,541          802,046
  CHEMICALS & ALLIED PRODUCTS (5.19%)
 Akzo Nobel N.V. (c) ................................   121,747       20,997,904
 E. I. du Pont de Nemours and
     Company ........................................     8,350          501,522
 Imperial Chemical Industries Plc ...................   135,466        2,117,677
 Monsanto Company ...................................   297,800       12,507,600
 Solutia Inc. .......................................   171,580        4,579,041
 Victrex Plc ........................................    17,478           67,516
  COMMERCIAL BANKS (10.30%)
 Banca Commerciale Italiana (b) ..................... 1,238,253        4,306,450
 Banco Rio de La Plata S.A. -
     ADR (a) ........................................     6,925           96,950
 Bank Handlowy W
     Warszawie (a) (c) ..............................   148,512        1,895,934
 BankAmerica Corporation ............................    21,450        1,565,850
 Banque Nationale de Paris ..........................    42,949        2,282,669
 Barclays Plc .......................................   208,500        5,554,971
 Bayerische Vereinsbank AG ..........................    87,988        5,758,236
 BG Bank A/S (b) (c) ................................    89,339        6,011,923
 Credit Commercial de France ........................    34,206        2,344,239
 Credit Suisse Group - Registered
     Shares (a) .....................................    25,643        3,967,765
 Deutsche Bank AG (b) ...............................   102,959        7,270,388
 Deutsche Pfandbrief-und
     Hypothekenbank AG ..............................    67,291        3,988,446
 Erste Bank Der Oesterreichischen
     Sparkassen AG - Sponsored
     GDR (a) (c) ....................................    97,927        4,881,229
 Lloyds TSB Group Plc ............................... 1,045,333       13,610,113
 Merita Ltd. - Class A ..............................   256,574        1,403,691
 National Westminster Bank Plc ......................    85,894        1,437,340
 Skandinaviska Enskilda Banken -
     Class A ........................................   251,908        3,189,753
 Societe Generale - Class A .........................     6,441          877,491
 Uniao de Bancos Brasileiros S.A. -
     Sponsored GDR (a) ..............................    32,475        1,045,289
 Unidanmark A/S - Class A ...........................     4,843          355,769
 Union Bank of Switzerland ..........................     4,932        7,131,579
 Wells Fargo & Company ..............................     5,825        1,977,223
  COMMUNICATION (2.30%)
 Comcast Corporation ................................   143,500        4,529,219
 Freepages Group Plc (a) ............................ 2,500,000        1,315,040

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       41

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        --------------------------------

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      --------          ------
COMMON STOCKS (continued)
  COMMUNICATION (CONTINUED)
Tele-Communications, Inc. -
     Class A (a) ...................................   437,800      $ 12,231,038
  COMMUNICATIONS EQUIPMENT (1.87%)
 Alcatel Alsthom ...................................    25,207         3,203,747
 Nokia Oyj - Sponsored ADR -
     Class A .......................................    52,250         3,650,969
 Northern Telecom Limited ..........................    41,375         3,682,375
 Telefonaktiebolaget LM Ericsson -
     Sponsored ADR .................................   111,433         4,157,844
  COMPUTER & DATA PROCESSING SERVICES (10.34%)
 Atos SA (a) .......................................    53,221         6,861,521
 Cap Gemini SA .....................................   110,405         9,052,146
 Dassault Systemes S.A. -
     ADR (b) .......................................    42,400         1,309,100
 Getronics NV ......................................    50,307         1,603,272
 JBA Holdings Plc ..................................   239,120         4,068,227
 Logica Plc ........................................   574,408        10,981,184
 Microsoft Corporation (a) .........................   133,325        17,232,256
 Misys Plc .........................................   212,179         6,417,545
 NTT Data Corp. (b) ................................     2,550        13,757,866
 Parametric Technology Company
     (a) (b) .......................................   206,225         9,769,909
 Prosolvia AB - Class B (a) (c) ....................    48,450           193,509
  COMPUTER & OFFICE EQUIPMENT (2.43%)
 Cisco Systems, Inc. (a) ...........................   290,600        16,200,950
 Compaq Computer Corporation .......................    52,000         2,934,750
  CONSTRUCTION (0.80%)
 Suez Lyonnaise des Eaux ...........................    56,585         6,261,108
  ELECTRIC SERVICES (0.42%)
 Companhia Energetica de Minas
     Gerais - Sponsored ADR ........................     4,000           173,796
 Mosenergo - Sponsored ADR -
     144A (c) ......................................    15,500           579,494
 Siemens AG ........................................    21,200         1,255,379
 Unified Energy Systems -
     GDR (a) .......................................    41,743         1,262,726
  ELECTRICAL GOODS (0.98%)
 CBS Corporation ...................................   262,275         7,720,720
  ELECTRONIC COMPONENTS & ACCESSORIES (3.46%)
 Analog Devices, Inc. (a) ..........................    11,150           308,716
 ASM Lithography Holding
     N.V. (a) (b) ..................................    16,875         1,139,063

                                                       NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                       ---------         ------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Electrocomponents Plc .............................   750,428      $  5,587,998
 Fujitsu Ltd. ......................................   135,000         1,450,499
 Intel Corporation .................................    14,650         1,029,163
 Premier Farnell Plc ...............................   313,154         2,254,660
 Simac Techniek N.V. ...............................    35,288         4,108,519
 Texas Instruments Incorporated ....................   251,325        11,309,625
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.69%)
 Electrolux AB - Series B ..........................   178,273        12,376,170
 General Electric Company ..........................    11,800           865,825
 Hitachi Ltd. (a) ..................................   261,000         1,862,855
 Matsushita Electric Works,
     Ltd. (b) ......................................    71,000           615,733
 Philips Electronics N.V. ..........................   190,955        11,455,416
 Philips Electronics N.V. - ADR -
     NY Registered Shares (b) ......................   285,459        17,270,270
 Pricer AB - Class B (a) ...........................    80,619         1,493,151
 Sony Corporation ..................................   163,500        14,555,641
  ENGINEERING & MANAGEMENT SERVICES (0.28%)
 Halliburton Company ...............................    16,675           866,058
 Metra Oy - Class B ................................    57,797         1,358,182
  ENVIRONMENTAL SERVICES (3.02%)
 Rentokil Initial Plc .............................. 5,360,628        23,741,634
  FOOD STORES (0.29%)
 Disco S.A. - Sponsored ADR (a) ....................    50,550         2,249,475
  FOOD & KINDRED PRODUCTS (1.90%)
 Danone ............................................    14,346         2,562,211
 Koninklijke Nutricia Verenigde
     Bedrijven N.V. ................................   270,210         7,198,490
 Raisio Group Plc (a) ..............................    43,379         5,136,672
  HOLDING & OTHER INVESTMENT OFFICES (2.53%)
 Amvescap Plc ......................................    44,534           381,230
 Citic Pacific Ltd. ................................   117,000           465,131
 Dexia France (b) ..................................    36,387         4,213,613
 First Pacific Company Ltd. ........................ 1,804,250           873,306
 Grupo Carso SA de CV ..............................   214,083         1,426,007
 Investor AB - Class B .............................    60,619         2,955,758
 Kinnevik AB - Class B .............................   115,697         1,916,889
 Lagardere S.C.A. ..................................   180,816         5,978,133
 Quinenco S.A. - ADR (a) ...........................   147,400         1,695,100
  INDUSTRIAL MACHINERY & EQUIPMENT (2.88%)
 Compagnie Francaise d'Etudes et
     de Construction Technip .......................    17,452         1,841,173

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       42

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                         -------------------------------

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------
COMMON STOCKS (continued)
  INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
Pfeiffer Vacuum Technology AG -
     Sponsored ADR (a) (b) .............................   6,550      $  182,581
 Powerscreen International Plc ......................... 323,766       3,251,536
 Siebe Plc ............................................. 885,133      17,387,030
  INSTRUMENTS & RELATED PRODUCTS (0.26%)
 Grand Optical Photoservice ............................  49,812       2,049,086
  INSURANCE (1.63%)
 Assicurazioni Generali ................................  77,397       1,904,346
 Muenchener Rueckversicherungs-
     Gesellschaft AG (a) ...............................   4,373       1,648,537
 Royal & Sun Alliance Insurance
     Group Plc ......................................... 312,621       3,150,124
 Zurich Versicherungs-Gesellschaft......................  12,871       6,133,244
  INSURANCE AGENTS, BROKERS & SERVICE (0.66%)
 Allianz AG ............................................   8,003       2,073,616
 Pohjola Insurance Group -
     Class B ...........................................  20,100         745,401
 Sampo Insurance Company Ltd. -
     Class A ...........................................  51,149       1,690,255
 Sampo Insurance Company Ltd. -
     Class A Free ......................................  20,537         678,660
  LIFE INSURANCE (1.34%)
 Schweizerische
     Lebensversicherungs-und
     Rentenanstalt .....................................  13,173      10,344,674
 Union des Assurances
     Federales (a) .....................................   1,063         139,520
  MANUFACTURING INDUSTRIES (2.84%)
 Amer Group Ltd. (a) (b) ............................... 100,592       1,929,845
 Assa Abloy AB - Class B Free .......................... 558,863      14,786,785
 Barco Industries N.V. .................................     469          86,134
 TI Group Plc .......................................... 183,438       1,408,170
 Tomkins Plc ........................................... 258,580       1,224,155
 Tomra Systems ASA .....................................  14,714         328,749
 Williams Plc .......................................... 459,491       2,552,952
  MEDICAL INSTRUMENTS & SUPPLIES (0.08%)
 Fresenius Medical Care AG -
     ADR (a) ...........................................  29,825         648,694
  OIL & GAS EXTRACTION (2.34%)
 British Petroleum Company Plc ......................... 194,869       2,580,223
 Lukoil Holding - Sponsored
     ADR (b) ...........................................  16,625       1,526,589

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------
COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (CONTINUED)
 Schlumberger Limited .................................   83,825      $6,747,913
 Total SA - Class B ...................................   24,820       2,700,964
 Transocean Offshore Inc. .............................   31,150       1,501,041
 YPF Sociedad Anonima -
     Sponsored ADR ....................................   98,450       3,365,759
  PAPER & PAPER PRODUCTS (0.08%)
 Kimberly-Clark de Mexico,
     SA de CV - Class A ...............................  135,700         643,666
  PERSONAL SERVICES (1.36%)
 Hays Plc .............................................  719,928       9,591,955
 Kuoni Reisen AG - Class B ............................      290       1,087,053
  PETROLEUM & COAL PRODUCTS (1.57%)
 Elf Aquitaine SA .....................................  106,228      12,354,145
  PHARMACEUTICALS (8.32%)
 Ares-Serono Group - Class B ..........................    1,308       2,158,209
 Cardinal Health, Inc. ................................   17,500       1,314,688
 Eli Lilly & Company ..................................   46,800       3,258,450
 Gehe AG ..............................................   51,168       2,560,534
 Grupo Casa Autrey S.A. de C.V. -
     Sponsored ADR (b) ................................  153,475       3,136,645
 Novartis AG - Registered Shares ......................    5,681       9,218,109
 Pfizer, Inc. .........................................   66,275       4,941,630
 Rhone-Poulenc - Class A ..............................   83,193       3,726,339
 Roche Holding AG .....................................    1,105      10,973,590
 Schering-Plough Corporation ..........................   10,000         621,250
 SmithKline Beecham Plc ...............................  630,244       6,454,249
 SmithKline Beecham Plc -
     Sponsored ADR ....................................   65,350       3,361,441
 Takeda Chemical Industries ...........................  205,000       5,852,648
 Warner-Lambert Company ...............................   63,000       7,812,000
  PRINTING & PUBLISHING (2.34%)
 Elsevier NV ..........................................  302,527       4,895,356
 Wolters Kluwer NV ....................................  104,483      13,499,802
  RADIO & TELEVISION BROADCASTING (0.78%)
 Grupo Televisa S.A. - Sponsored
     GDR (a) .........................................  146,775       5,678,358
 Modern Times Group MTG AB -
     Class A (a) ......................................   79,839         477,964
  REAL ESTATE (0.79%)
 Mitsubishi Estate Company,
     Limited (a) ......................................  449,000       4,893,170

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       43

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        --------------------------------

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                     ---------        ------
COMMON STOCKS (CONTINUED)
  REAL ESTATE (CONTINUED)
 Mitsui Fudosan Co., Ltd. ......................... 140,000        $   1,353,799
  RESEARCH & TESTING SERVICES (1.14%)
 Quintiles Transnational
     Corp. (a) (b) ................................  95,300            3,645,225
 WM-Data AB - Class B (b) ......................... 291,885            5,277,312
  RESTAURANTS (0.89%)
 Compass Group Plc (c) ............................ 380,256            4,681,735
 Tele Pizza, S.A. (a) .............................  28,553            2,300,550
  RETAIL TRADE (0.02%)
 Cifra SA de CV - Series B ........................  51,846              126,658
  RUBBER & MISC. PLASTIC PRODUCTS (1.38%)
 Adidas AG ........................................  22,339            2,938,786
 Bridgestone Corp. (a) ............................ 106,077            2,303,898
 Compagnie Generale des
     Etablissements Michelin -
     Class B ...................................... 112,033            5,639,807
  TELECOMMUNICATIONS (5.62%)
 China Telecom (Hong Kong)
     Limited (a) (b) (c) .......................... 596,000            1,023,143
 Energis Plc (a) .................................. 541,459            2,269,628
 Millicom International Cellular
     S.A. (a) .....................................  29,550            1,111,819
 Nippon Telegraph & Telephone .....................   2,076           17,846,250
 Nokia Oyj - Class A ..............................  45,143            3,157,607
 Nortel Inversora S.A. -
     ADR (a) (d) .................................. 121,025            3,086,138
 Telecom Argentina Stet - France
     Telecom S.A. - Sponsored
     ADR (b) ......................................  13,050              466,538
 Telecom Italia SpA ............................... 657,876            4,207,848
 Telefonaktiebolaget LM Ericsson -
     Class B ...................................... 150,631            5,665,103
 Telefonica de Argentina S.A. -
     Sponsored ADR (b) ............................  67,300            2,506,924
 Telefonica del Peru S.A. -
     Sponsored ADR (b) ............................ 120,625            2,812,069
  FINANCE (0.47%)
 SLM Holding Corporation ..........................  26,275            3,655,508
                                                                   -------------
 Total Common Stocks
 (cost: $ 648,153,370).....................................          768,048,839
                                                                   -------------
 Total Investment Securities
 (cost: $ 655,869,475).....................................        $ 774,622,103
                                                                   =============

SUMMARY
 Investments at market value .....................   98.56%        $ 774,622,103
 Other Assets in Excess of
     Liabilities .................................    1.44%           11,343,417
                                                    -------        -------------
 Net Assets ......................................  100.00%        $ 785,965,520
                                                    =======        =============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO NET ASSETS.


                               MARKET VALUE      PERCENTAGE
                             ----------------   -----------
   Austria ...............   $   4,881,229        0.62%
   Belgium ...............       2,546,358        0.32%
   Brazil ................       6,573,264        0.84%
   Denmark ...............       8,094,096        1.03%
   Finland ...............      16,100,313        2.05%
   France ................      79,115,538       10.07%
   Germany ...............      30,276,961        3.85%
   Great Britain .........     133,516,275       16.99%
   Hong Kong .............       5,171,486        0.66%
   Italy .................      14,823,455        1.89%
   Japan .................      64,492,358        8.20%
   Mexico ................       5,192,704        0.66%
   Netherlands ...........      68,379,292        8.70%
   Norway ................       2,626,646        0.33%
   Poland ................       1,895,934        0.24%
   Spain .................       2,364,261        0.30%
   Sweden ................      65,682,387        8.36%
   Switzerland ...........      53,851,413        6.85%
   United States .........     220,381,550       28.04%
                             -------------      ------
    Net Assets ...........   $ 785,965,520      100.00%
                             =============      ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 64,268,579. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)  Affiliated company. See footnote 2C to the financial statements.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       44

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (E)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                       ---------------------------------

                                                      PRINCIPAL          MARKET
                                                        AMOUNT           VALUE
                                                      ---------          ------
CORPORATE DEBT SECURITIES (CONTINUED)
  ELECTRIC SERVICES (CONTINUED)
U.S. GOVERNMENT OBLIGATIONS (9.80%)
 U.S. Treasury Notes
     5.88%, due 01/31/99 .........................   $ 4,000,000      $4,009,840
 U.S. Treasury Notes (b)
     6.00%, due 10/15/99 .........................     7,000,000       7,041,510
 U.S. Treasury Notes (b)
     6.38%, due 01/15/00 .........................     6,000,000       6,085,740
 U.S. Treasury Notes
     6.13%, due 07/31/00 .........................     6,000,000       6,059,940
 U.S. Treasury Notes
     6.13%, due 09/30/00 .........................     8,300,000       8,383,248
 U.S. Treasury Notes
     6.38%, due 09/30/01 .........................     7,500,000       7,652,475
 U.S. Treasury Notes
     7.50%, due 11/15/01 .........................     7,000,000       7,418,810
 U.S. Treasury Notes
     7.50%, due 02/15/05 .........................     4,500,000       4,946,040
                                                                      ----------
 Total U.S. Government Obligations
  (cost: $ 51,032,113)..........................................      51,597,603
                                                                      ----------
CORPORATE DEBT SECURITIES (15.45%)
  AEROSPACE (1.04%)
 Lockheed Martin Corporation
     7.45%, due 06/15/04 .........................     5,200,000       5,474,024
  BUSINESS SERVICES (0.90%)
 Olsten Corporation
     7.00%, due 03/15/06 .........................     4,625,000       4,757,969
  CHEMICALS & ALLIED PRODUCTS (0.34%)
 Dexter Corporation
     9.25%, due 12/15/16 .........................       356,000         371,414
 M.A. Hanna Company
     9.38%, due 09/15/03 .........................     1,250,000       1,421,875
  COMMERCIAL BANKS (1.02%)
 First Union Corporation
     7.25%, due 02/15/03 .........................     2,600,000       2,704,000
 J.P. Morgan & Company Incorpo-
     rated
     7.63%, due 09/15/04 .........................     2,510,000       2,663,738
  COMMUNICATIONS EQUIPMENT (1.28%)
 Lucent Technologies, Inc.
     6.90%, due 07/15/01 .........................     6,575,000       6,739,376
  ELECTRIC SERVICES (3.87%)
 Florida Power & Light Company
     7.88%, due 01/01/13 .........................     6,500,000       6,686,875

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ---------       ------
CORPORATE DEBT SECURITIES (CONTINUED)
  ELECTRIC SERVICES (CONTINUED)
 Interstate Power Company
     8.63%, due 09/15/21 .........................   $ 3,825,000      $4,040,156
 Kentucky Utilities Company
     8.55%, due 05/15/27 .........................     4,000,000       4,450,000
 West Penn Power Company
     8.88%, due 02/01/21 .........................     5,000,000       5,187,500
  ELECTRICAL GOODS (0.43%)
 Avnet, Inc.
     6.88%, due 03/15/04 .........................     2,199,000       2,267,719
  GAS PRODUCTION & DISTRIBUTION (0.21%)
 ONEOK, Inc.
     9.75%, due 12/01/20 .........................     1,000,000       1,112,500
  INSTRUMENTS & RELATED PRODUCTS (1.09%)
 Raytheon Company
     6.50%, due 07/15/05 .........................     5,700,000       5,735,625
  LIFE INSURANCE (0.60%)
 Torchmark Corporation
     8.63%, due 03/01/17 .........................     3,014,000       3,142,095
  RAILROADS (1.66%)
 Union Pacific Corporation
     8.50%, due 01/15/17 .........................     5,500,000       5,733,750
 Union Pacific Corporation
     6.25%, due 03/15/99 .........................     3,000,000       3,003,750
  TELECOMMUNICATIONS (3.01%)
 AirTouch Communications, Inc.
     7.00%, due 10/01/03 .........................     4,700,000       4,830,561
 Alltel Corporation
     7.25%, due 04/01/04 .........................     5,465,000       5,717,756
 GTE Hawaiian Telephone Com-
     pany, Inc.
     7.38%, due 09/01/06 .........................     5,000,000       5,293,435
                                                                      ----------
 Total Corporate Debt Securities
  (cost: $ 80,464,685)...........................................     81,334,118
                                                                      ----------
CONVERTIBLE BONDS (6.07%)
  ELECTRICAL GOODS (1.12%)
 Kent Electronics
     4.50%, due 09/01/04 .........................     7,000,000       5,897,500

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       45

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (E)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                       -----------------------------------

                                                 PRINCIPAL              MARKET
                                                  AMOUNT                VALUE
                                                 ---------              ------

CONVERTIBLE BONDS (CONTINUED)

  ENVIRONMENTAL SERVICES (0.74%)
 USA Waste Services, Inc.
     4.00%, due 02/01/02 ...................   $ 3,500,000           $ 3,889,375
  HOTELS & OTHER LODGING PLACES (0.79%)
 CapStar Hotel Company
     4.75%, due 10/15/04 ...................     4,175,000             4,175,000
  INDUSTRIAL MACHINERY & EQUIPMENT (0.83%)
 Robbins & Myers, Inc.
     6.50%, due 09/01/03 ...................     2,800,000             4,375,000
  LUMBER & OTHER BUILDING MATERIALS (1.54%)
 Home Depot, Inc.
     3.25%, due 10/01/01 ...................     6,000,000             8,130,000
  OIL & GAS EXTRACTION (1.05%)
 Nabors Industries, Inc.
     5.00%, due 05/15/06 ...................     3,025,000             5,505,500
                                                                     -----------
 Total Convertible Bonds
  (cost: $ 27,289,335)....................................            31,972,375
                                                                     -----------

                                                  NUMBER OF              MARKET
                                                   SHARES                VALUE
                                                  ---------              ------
CONVERTIBLE PREFERRED STOCKS (8.35%)
  COMPUTER & DATA PROCESSING SERVICES (1.62%)
 Microsoft Corporation ........................     95,000           $ 8,538,125
  HOLDING & OTHER INVESTMENT OFFICES (1.90%)
 TIMET Capital Trust 144A (c) .................    103,500             5,200,875
 TIMET Capital Trust (b) ......................     95,000             4,773,750
  LIFE INSURANCE (1.53%)
 SunAmerica, Inc. - Series E ..................     62,600             8,075,400
  RADIO & TELEVISION BROADCASTING (0.77%)
 Sinclair Broadcast Group, Inc. ...............     70,000             4,068,750
  SECURITY & COMMODITY BROKERS (1.43%)
 Merrill Lynch STRYPES ........................    107,000             7,543,500
  TELECOMMUNICATIONS (1.10%)
 WorldCom, Inc. ...............................     55,000             5,775,000
                                                                     -----------
 Total Convertible Preferred Stocks
  (cost: $ 41,842,139)....................................            43,975,400
                                                                     -----------

                                                   NUMBER OF           MARKET
                                                    SHARES             VALUE
                                                   ---------           ------
COMMON STOCKS (59.07%)
  BEVERAGES (1.11%)
 PepsiCo, Inc. ................................    160,000           $ 5,830,000
  BUSINESS CREDIT INSTITUTIONS (0.30%)
 CIT Group, Inc. (a) ..........................     49,000             1,580,250
  BUSINESS SERVICES (1.84%)
 AccuStaff, Inc. (a) (b) ......................    197,500             4,542,500
 Manpower, Inc. ...............................    145,500             5,128,875
  CHEMICALS & ALLIED PRODUCTS (7.78%)
 Colgate-Palmolive Company ....................    103,400             7,599,900
 Estee Lauder Companies -
     Class A ..................................    130,000             6,686,875
 E. I. du Pont de Nemours and
     Company ..................................     92,000             5,525,750
 Gillette Company .............................     58,280             5,853,498
 Lawter International, Inc. ...................    337,500             3,670,313
 Morton International, Inc. ...................    151,500             5,207,813
 Procter & Gamble Company .....................     80,000             6,385,000
  COMMERCIAL BANKS (3.09%)
 Compass Bancshares Inc. ......................    150,500             6,584,375
 Mellon Bank Corporation ......................    160,000             9,699,999
  COMPUTER & OFFICE EQUIPMENT (1.23%)
 Hewlett-Packard Company ......................    104,000             6,500,000
  DEPARTMENT STORES (0.95%)
 Sears, Roebuck and Co. .......................    110,300             4,991,075
  ELECTRICAL GOODS (0.75%)
 CBS Corporation ..............................    135,000             3,974,063
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.41%)
 Emerson Electric Company .....................    100,000             5,643,750
 General Electric Company .....................     96,000             7,044,000
  FINANCE (1.61%)
 Fannie Mae ...................................    149,000             8,502,313
  FOOD & KINDRED PRODUCTS (2.63%)
 H.J. Heinz Company ...........................    125,000             6,351,563
 Nabisco Holdings Corporation -
     Class A (b) ..............................    155,300             7,522,344

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       46

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (E)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                      ------------------------------------

                                                  NUMBER OF             MARKET
                                                   SHARES               VALUE
                                                  ---------             ------
COMMON STOCKS (CONTINUED)
  HOLDING & OTHER INVESTMENT OFFICES (3.76%)
 Crescent Real Estate Equities
     Company .....................................      260,000     $ 10,237,499
 Starwood Lodging Trust (b) ......................      165,000        9,549,374
  HOTELS & OTHER LODGING PLACES (0.92%)
 La Quinta Inns, Inc. ............................      250,000        4,828,125
  INDUSTRIAL MACHINERY & EQUIPMENT (1.33%)
 Baker Hughes, Inc. ..............................      160,000        6,980,000
  INSURANCE (2.36%)
 American International
     Group, Inc. .................................       54,500        5,926,875
 PartnerRe Ltd. ..................................      140,000        6,492,500
  INSURANCE AGENTS, BROKERS & SERVICE (0.98%)
 E. W. Blanch Holdings, Inc. .....................       72,300        2,489,831
 Marsh & McLennan
     Companies, Inc. .............................       36,000        2,684,250
  LIFE INSURANCE (1.10%)
 American General
     Corporation (b) .............................      106,900        5,779,281
  MANUFACTURING INDUSTRIES (1.45%)
 Tyco International Ltd. .........................      170,000        7,660,625
  MEDICAL INSTRUMENTS & SUPPLIES (1.77%)
 Baxter International, Inc. ......................      122,200        6,163,463
 Covance, Inc. (a) ...............................      160,000        3,180,000
  MORTGAGE BANKERS AND BROKERS (0.61%)
 Imperial Credit Commercial
     Mortgage Investment Corp. (a)................      220,000        3,217,500
  MOTION PICTURES (0.85%)
 Walt Disney Company .............................       45,400        4,497,438
  OIL & GAS EXTRACTION (1.26%)
 Schlumberger Limited ............................       33,000        2,656,500
 Union Pacific Resources
     Group, Inc. .................................      165,000        4,001,250
  PAPER & ALLIED PRODUCTS (0.78%)
 Kimberly-Clark Corporation ......................       82,900        4,088,006

                                                       NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                       ---------         ------
COMMON STOCKS (CONTINUED)
  PAPERBOARD CONTAINERS AND BOXES (0.05%)
 Longview Fibre Company ..........................       18,000     $    273,375
  PETROLEUM REFINING (4.05%)
 Amoco Corporation ...............................       50,700        4,315,838
 Exxon Corporation ...............................      114,800        7,024,325
 Mobil Corporation ...............................      137,800        9,947,437
  PHARMACEUTICALS (4.21%)
 Merck & Co., Inc. ...............................       70,500        7,490,625
 Schering-Plough Corporation .....................      104,000        6,461,000
 SmithKline Beecham Plc -
     Sponsored ADR ...............................      160,000        8,229,999
  PRINTING & PUBLISHING (1.28%)
 A.H. Belo Corporation - Class A..................      120,400        6,757,450
  REAL ESTATE (0.15%)
 Crescent Operating, Inc. (a) ....................       32,150          787,675
  SAVINGS INSTITUTIONS (1.53%)
 First Colorado Bancorp, Inc. (b) ................      339,500        8,063,125
  STONE, CLAY & GLASS PRODUCTS (1.20%)
 Corning Inc. (b) ................................      170,500        6,329,813
  TELECOMMUNICATIONS (2.33%)
 Alltel Corporation ..............................      152,900        6,278,456
 SBC Communications, Inc. ........................       63,000        4,614,750
 Telstra Corporation
     Limited ADR (a) (b) .........................       33,150        1,384,013
  TOBACCO PRODUCTS (1.38%)
 Philip Morris Companies Inc. ....................      160,000        7,250,000
  WHOLESALE TRADE DURABLE GOODS (2.02%)
 Johnson & Johnson ...............................       58,400        3,847,100
 Sybron International
     Corporation (a) .............................      144,000        6,759,000
                                                                    ------------
 Total Common Stocks
  (cost: $ 221,018,166)........................................      311,070,754
                                                                    ------------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       47

                              WRL SERIES FUND, INC.
                      STRATEGIC TOTAL RETURN PORTFOLIO (E)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                       ---------------------------------

                                                   PRINCIPAL            MARKET
                                                    AMOUNT              VALUE
                                                   ---------            ------
SHORT-TERM OBLIGATION (0.43%)
 Investors Bank & Trust Company (d)
     5.90%, Repurchase
     Agreement dated 12/31/97
     to be repurchased at
     $ 2,238,609 on 01/02/98................       $ 2,237,876      $  2,237,876
                                                                    ------------
 Total Short-Term Obligation
  (cost: $ 2,237,876).........................................         2,237,876
                                                                    ------------
 Total Investment Securities
  (cost: $ 423,884,314).......................................      $522,188,126
                                                                    ============

 SUMMARY
  Investments at market value .....................     99.17%     $ 522,188,126
  Other Assets in
     Excess of Liabilities ........................      0.83%         4,388,565
                                                       ------      -------------
  Net Assets ......................................    100.00%     $ 526,576,691
                                                       ======      =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 40,504,947. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Collateralized by $ 4,434,000 Fannie Mae Adjustable Rate Mortgage 7.80% due 11/01/25; market value and accrued interest aggregated $ 2,350,095 for the collateral at December 31, 1997.
(e)  Prior to May 1, 1997, this portfolio was named Equity-Income.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       48

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                        ---------------------------------

                                                        NUMBER OF        MARKET
                                                         SHARES          VALUE
                                                        ---------        ------
 CONVERTIBLE PREFERRED STOCKS (C)
  TELECOMMUNICATIONS (C)
 AirTouch Communications, Inc. -
     Series B ........................................         1     $        36
 AirTouch Communications, Inc. -
     Series C ........................................         1              62
                                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $ 77)...................................................              98
                                                                     -----------
COMMON STOCKS (94.56%)
  AIR TRANSPORTATION (2.61%)
 Airborne Freight Corporation ........................    45,000       2,795,625
 Comair Holdings, Inc. ...............................    52,000       1,254,500
 Continental Airlines, Inc. -
     Class A (a) .....................................    20,000         967,500
 Continental Airlines, Inc. -
     Class B (a) (b) .................................    55,000       2,646,875
 Southwest Airlines Company ..........................   129,000       3,176,625
 US Airways Group, Inc. (a) ..........................    75,000       4,687,500
  APPAREL PRODUCTS (0.77%)
 Jones Apparel Group, Inc. (a) .......................    32,800       1,410,400
 Nautica Enterprises, Inc. (a) .......................    40,000         930,000
 Polo Ralph Lauren
     Corporation (a) .................................    28,400         690,475
 WestPoint Stevens, Inc. (a) .........................    33,000       1,559,250
  APPAREL & ACCESSORY STORES (1.75%)
 Kohl's Corporation (a) ..............................    35,000       2,384,375
 Pacific Sunwear of California
     (a) (b) .........................................    51,000       1,507,688
 Ross Stores, Inc. ...................................   130,000       4,728,750
 Stage Stores, Inc. (a) (b) ..........................    48,000       1,794,000
  AUTO REPAIR, SERVICES & PARKING (0.10%)
 Avis Rent A Car, Inc. (a) ...........................    19,900         635,556
  BEVERAGES (0.46%)
 Canandaigua Brands, Inc. -
     Class A (a) .....................................    49,500       2,741,063
  BUSINESS CREDIT INSTITUTIONS (0.84%)
 FINOVA Group, Inc. ..................................   100,000       4,968,750
  BUSINESS SERVICES (2.70%)
 AccuStaff Incorporated (a) (b) ......................    32,750         753,250
 CORESTAFF, Inc. (a) .................................    41,000       1,086,500
 Engineering Animation, Inc. (a) .....................     8,000         368,000

                                                         NUMBER OF       MARKET
                                                          SHARES         VALUE
                                                         ---------       ------
COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (CONTINUED)
 Interpublic Group of
     Companies, Inc. .................................    65,000     $ 3,237,813
 Omnicom Group, Inc. .................................    99,000       4,195,125
 Outdoor Systems, Inc. (a) ...........................    40,000       1,535,000
 Robert Half International,
     Inc. (a) (b) ....................................    64,500       2,580,000
 StaffMark, Inc. (a) .................................    22,000         695,750
 Wind River Systems (a) (b) ..........................    39,000       1,547,813
  CHEMICALS & ALLIED PRODUCTS (0.10%)
 Witco Corporation ...................................    15,000         612,188
  COMMERCIAL BANKS (1.63%)
 Cullen/Frost Bankers, Inc. ..........................    25,000       1,517,188
 National Commerce
     Bancorporation ..................................    16,000         564,000
 North Fork Bancorporation,
     Inc. (b) ........................................    48,000       1,611,000
 Peoples Heritage Financial
     Group, Inc. .....................................    30,000       1,380,000
 Silicon Valley Bancshares (a) .......................    10,000         562,500
 Star Banc Corporation (b) ...........................    35,000       2,008,125
 State Street Corporation ............................    34,000       1,978,375
  COMMUNICATIONS EQUIPMENT (1.69%)
 Advanced Fibre Communications,
     Inc. (a) (b) ....................................   110,000       3,203,750
 CIENA Corporation (a) ...............................    42,000       2,567,250
 Digital Microwave
     Corporation (a) .................................    74,000       1,073,000
 Network Appliance, Inc. (a) .........................    20,000         710,000
 NICE-Systems Ltd. - Sponsored
     ADR (a) .........................................    21,000         882,000
 Tekelec (a) .........................................    25,000         762,500
 Yurie Systems, Inc. (a) (b) .........................    40,000         807,500
  COMPUTER & DATA PROCESSING SERVICES (17.24%)
 America Online, Inc. (a) ............................    75,000       6,689,063
 Aspect Development, Inc. (a) ........................    20,000       1,040,000
 Baan Company, nv (a) (b) ............................    46,000       1,518,000
 BMC Software, Inc. (a) (b) ..........................   135,000       8,859,375
 Cambridge Technology Partners,
     Inc. (a) ........................................    50,000       2,081,250
 CBT Group PLC - Sponsored
     ADR (a) .........................................    37,500       3,079,688
 Check Point Software
     Technologies Ltd. (a) (b) .......................     7,300         297,475
 Ciber, Inc. (a) .....................................    34,000       1,972,000
 Citrix Systems, Inc. (a) ............................    75,000       5,700,000

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       49

                             WRL SERIES FUND, INC.
                           EMERGING GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
                        ---------------------------------

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------       ------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 Comdisco, Inc. ......................................    48,000     $ 1,605,000
 Computer Horizons
     Corporation (a) (b) .............................    39,500       1,777,500
 Compuware Corporation (a) ...........................   320,000      10,240,000
 HBO & Company (b) ...................................   325,000      15,600,000
 HNC Software, Inc. (a) (b) ..........................    35,000       1,505,000
 Hyperion Software
     Corporation (a) .................................    68,000       2,431,000
 Information Management
     Resources, Inc. (a) .............................    30,000       1,125,000
 Keane, Inc. (a) .....................................    81,000       3,290,625
 Legato Systems, Inc. (a) ............................    43,000       1,892,000
 Manugistics Group, Inc. (a) .........................    30,000       1,338,750
 MEMCO Software Ltd. (a) .............................     7,500         151,875
 PeopleSoft, Inc. (a) ................................   220,000       8,580,000
 Saville Systems Ireland plc -
     Sponsored ADR (a) (b) ...........................    44,000       1,826,000
 Siebel Systems, Inc. (a) ............................    68,000       2,843,250
 SunGard Data Systems
     Inc. (a) (b) ....................................   110,000       3,410,000
 Teradyne, Inc. (a) ..................................    74,000       2,368,000
 VERITAS Software
     Corporation (a) .................................    61,000       3,111,000
 Visio Corporation (a) ...............................    50,000       1,918,750
 Yahoo! Inc. (a) (b) .................................    84,000       5,817,000
  COMPUTER & OFFICE EQUIPMENT (6.39%)
 Apex PC Solutions, Inc. (a) (b) .....................    30,000         663,750
 Caribiner International, Inc. (a) ...................    40,000       1,780,000
 Compaq Computer Corporation .........................    42,500       2,398,594
 Dell Computer Corporation
     (a) (b) .........................................   275,000      23,100,000
 EMC Corporation (a) .................................   220,000       6,036,250
 Jabil Circuit, Inc. (a) (b) .........................    55,000       2,186,250
 SMART Modular
     Technologies, Inc. (a) ..........................    73,000       1,679,000
  DEPARTMENT STORES (1.85%)
 Fred Meyer, Inc. (a) (b) ............................    90,000       3,273,750
 Proffitt's, Inc. (a) (b) ............................   105,000       2,985,938
 TJX Companies, Inc. .................................   136,000       4,675,000
  DRUG STORES & PROPRIETARY STORES (0.45%)
 CVS Corporation .....................................    42,000       2,690,625

                                                         NUMBER OF       MARKET
                                                          SHARES         VALUE
                                                         ---------       ------
COMMON STOCKS (CONTINUED)
  EDUCATIONAL SERVICES (0.58%)
 Apollo Group, Inc. - Class A (a) ....................    45,000     $ 2,126,250
 Computer Learning
     Centers, Inc. (a) (b) ...........................    21,000       1,286,250
  ELECTRIC SERVICES (0.63%)
 AES Corporation (a) .................................    80,000       3,730,000
  ELECTRONIC COMPONENTS & ACCESSORIES (1.74%)
 ASM Lithography Holding
     N.V. (a) (b) ....................................    32,500       2,193,750
 DII Group, Inc. (a) (b) .............................    22,000         599,500
 Level One Communications,
     Inc. (a) ........................................    49,000       1,384,250
 Micrel, Inc. (a) ....................................    45,000       1,293,750
 SIPEX Corporation (a) ...............................    40,000       1,210,000
 Vitesse Semiconductor
     Corporation (a) .................................    70,000       2,642,500
 World Access, Inc. (a) ..............................    41,000         978,875
  ENGINEERING & MANAGEMENT SERVICES (0.08%)
 Stolt Comex Seaway, S.A. (a) ........................    10,000         500,000
  ENVIRONMENTAL SERVICES (1.68%)
 Allied Waste Industries, Inc. (a) ...................   116,500       2,715,906
 Newpark Resources, Inc. (a) .........................    96,000       1,680,000
 U.S.A. Waste Services, Inc. (a) (b)..................   141,000       5,534,250
  FABRICATED METAL PRODUCTS (0.43%)
 Danaher Corporation .................................    40,000       2,525,000
  FOOD STORES (1.63%)
 General Nutrition
     Companies, Inc. (a) .............................   180,000       6,120,000
 Whole Foods Market, Inc. (a) ........................    69,500       3,553,188
  FOOD & KINDRED PRODUCTS (0.88%)
 Interstate Bakeries Corporation .....................    90,000       3,363,750
 Smithfield Foods, Inc. (a) ..........................    56,000       1,848,000
  FURNITURE & FIXTURES (0.69%)
 Herman Miller, Inc. .................................    75,000       4,092,188
  FURNITURE & HOME FURNISHINGS STORES (1.02%)
 Linens 'N Things, Inc. (a) ..........................    42,000       1,832,250

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       50

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        --------------------------------

                                                          NUMBER OF      MARKET
                                                           SHARES         VALUE
                                                          ---------      ------
COMMON STOCKS (CONTINUED)
  FURNITURE & HOME FURNISHINGS STORES (CONTINUED)
 Pier 1 Imports, Inc. .................................    96,000     $2,172,000
 Williams-Sonoma, Inc. (a) (b) ........................    48,000      2,010,000
  GAS PRODUCTION & DISTRIBUTION (0.71%)
 Cooper Cameron
     Corporation (a) ..................................    69,000      4,209,000
  HEALTH SERVICES (2.86%)
 Concentra Managed Care,
     Inc. (a) .........................................    40,000      1,350,000
 Health Care and Retirement
     Corporation (a) ..................................    25,000      1,006,250
 Health Management Associates,
     Inc. (a) .........................................   138,937      3,508,159
 HEALTHSOUTH
     Corporation (a) (b) ..............................   210,000      5,827,500
 Renal Treatment Centers, Inc. (a).....................    35,000      1,264,375
 Sunrise Assisted Living, Inc. (a) ....................    15,000        646,875
 Total Renal Care Holdings,
     Inc. (a) .........................................    59,166      1,627,065
 Universal Health Services, Inc. -
     Class B (a) ......................................    34,000      1,712,750
  HOLDING & OTHER INVESTMENT OFFICES (0.17%)
 Starwood Lodging Trust (b) ...........................    17,000        983,875
  HOTELS & OTHER LODGING PLACES (0.94%)
 CapStar Hotel Company (a) ............................    30,000      1,029,375
 Promus Hotel Corporation (a) .........................    72,375      3,039,750
 Signature Resorts, Inc. (a) (b) ......................    67,500      1,476,563
  INDUSTRIAL MACHINERY & EQUIPMENT (1.50%)
 General Scanning Inc. (a) ............................     5,100         87,975
 Smith International, Inc. (a) ........................    73,000      4,480,375
 Varco International, Inc. (a) ........................   200,000      4,287,500
  INSTRUMENTS & RELATED PRODUCTS (0.74%)
 Input/Output, Inc. (a) ...............................    25,000        742,188
 Uniphase Corporation (a) .............................    88,000      3,641,000
  INSURANCE (2.68%)
 CMAC Investment Corporation ..........................    60,000      3,622,500
 Conseco, Inc. ........................................   201,500      9,155,656
 Everest Reinsurance Holdings,
     Inc. .............................................    25,000      1,031,250
 FPA Medical Management, Inc.
     (a) (b) ..........................................    40,000        745,000
 Mercury General Corporation ..........................     7,000        386,750
 Transatlantic Holdings, Inc. .........................     7,500        536,250

                                                          NUMBER OF      MARKET
                                                           SHARES        VALUE
                                                          ---------      ------
COMMON STOCKS (CONTINUED)
  INSURANCE (CONTINUED)
 Vesta Insurance Group, Inc. ..........................     7,000        415,625
  IRON & STEEL FOUNDRIES (0.35%)
 Precision Castparts Corporation ......................    34,000      2,050,625
  LEATHER & LEATHER PRODUCTS (0.27%)
 Wolverine World Wide, Inc. (b) .......................    71,250      1,612,031
  LIFE INSURANCE (0.84%)
 Protective Life Corporation ..........................    20,000      1,195,000
 Providian Financial
     Corporation (d) ..................................    55,000      2,485,313
 SunAmerica, Inc. .....................................    30,000      1,282,500
  MANAGEMENT SERVICES (0.29%)
 Paychex, Inc. ........................................    34,000      1,721,250
  MANUFACTURING INDUSTRIES (0.99%)
 Tyco International Ltd. ..............................   130,000      5,858,125
  MEDICAL INSTRUMENTS & SUPPLIES (3.27%)
 Arterial Vascular Engineering,
     Inc. (a) .........................................    69,500      4,517,500
 ESC Medical Systems
     Limited (a) (b) ..................................    75,000      2,906,250
 Guidant Corporation ..................................   135,000      8,403,750
 MiniMed, Inc. (a) ....................................    30,000      1,166,250
 STERIS Corporation (a) ...............................    25,000      1,206,250
 Theragenics Corporation (a) ..........................    32,500      1,170,000
  MISC. GENERAL MERCHANDISE STORES (0.67%)
 Consolidated Stores
     Corporation (a) ..................................    90,000      3,954,375
  MORTGAGE BANKERS AND BROKERS (0.05%)
 Imperial Credit Commercial
     Mortgage Investment Corp. (a).....................    20,000        292,500
  MOTOR VEHICLES, PARTS & SUPPLIES (0.21%)
 Federal-Mogul Corporation (b) ........................    30,000      1,215,000
  OIL & GAS EXTRACTION (6.37%)
 BJ Services Company - warrants .......................    14,000        643,125
 BJ Services Company (a) (b) ..........................    35,000      2,517,813
 Cliffs Drilling Company (a) ..........................    40,000      1,995,000
 Coflexip SA - Sponsored
     ADR (b) ..........................................    35,000      1,942,500
 Comstock Resources, Inc. (a) .........................    70,000        835,625

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       51

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        --------------------------------

                                                        NUMBER OF        MARKET
                                                         SHARES          VALUE
                                                        ---------        ------
COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (CONTINUED)
 ENSCO International,
     Incorporated (b) ................................   197,000     $ 6,599,500
 Falcon Drilling Company,
     Inc. (a) (b) ....................................   135,000       4,733,438
 Global Industries Ltd. (a) ..........................   103,700       1,762,900
 Key Energy Group, Inc. (a) ..........................    20,000         433,750
 Marine Drilling Companies,
     Inc. (a) ........................................   150,000       3,112,500
 Nabors Industries, Inc. (a) .........................   165,000       5,187,188
 Parker Drilling Company (a) .........................    53,000         645,938
 Patterson Energy, Inc. (a) ..........................    24,000         928,500
 Rowan Companies, Inc. (a) ...........................   160,000       4,880,000
 Santa Fe International
     Corporation .....................................    36,000       1,464,750
  PAPER & ALLIED PRODUCTS (0.22%)
 Sealed Air Corporation (a) (b) ......................    21,000       1,296,750
  PAPER & PAPER PRODUCTS (0.27%)
 U.S. Office Products
     Company (a) (b) .................................    82,500       1,619,063
  PERSONAL CREDIT INSTITUTIONS (0.41%)
 AmeriCredit Corporation (a) .........................    20,000         553,750
 Associates First Capital
     Corporation - Class A ...........................     7,100         504,988
 Capital One Financial Corporation                        25,000       1,354,688
  PETROLEUM & PETROLEUM PRODUCTS (0.27%)
 National-Oilwell, Inc. (a) ..........................    46,000       1,572,625
  PHARMACEUTICALS (2.86%)
 Dura Pharmaceuticals, Inc. (a) (b)...................   113,000       5,183,875
 McKesson Corporation ................................    23,000       2,488,313
 Medicis Pharmaceutical
     Corporation - Class A (a) (b) ...................    52,500       2,684,063
 Parexel International
     Corporation (a) (b) .............................    41,000       1,517,000
 Rexall Sundown, Inc. (a) (b) ........................   114,000       3,441,375
 Watson Pharmaceuticals, Inc. (a).....................    50,000       1,621,875
  PRIMARY METAL INDUSTRIES (0.41%)
 Maverick Tube
     Corporation (a) (b) .............................    50,000       1,265,625
 Mueller Industries, Inc. (a) ........................    20,000       1,180,000
  PRINTING & PUBLISHING (1.28%)
 Applied Graphics
     Technologies, Inc. (a) ..........................    25,000       1,331,250

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------       ------
COMMON STOCKS (CONTINUED)
  PRINTING & PUBLISHING (CONTINUED)
 Consolidated Graphics, Inc. (a) .....................    40,000     $ 1,865,000
 Meredith Corporation ................................    95,000       3,390,313
 Valassis Communications, Inc. (a)....................    26,000         962,000
  RADIO & TELEVISION BROADCASTING (2.74%)
 Chancellor Media
     Corporation (a) (b) .............................   125,500       9,365,438
 Clear Channel Communications,
     Inc. (a) (b) ....................................    59,500       4,726,531
 Jacor Communications,
     Inc. (a) (b) ....................................    30,000       1,593,750
 Univision Communications, Inc. -
     Class A (a) .....................................     7,400         516,613
  RADIO, TELEVISION, & COMPUTER STORES (1.53%)
 Best Buy Co., Inc. (a) (b) ..........................    81,500       3,005,313
 CompUSA, Inc. (a) ...................................   196,000       6,076,000
  RESEARCH & TESTING SERVICES (0.65%)
 Curative Health Services, Inc. (a)...................    25,000         759,375
 Quintiles Transnational
     Corporation (a) .................................    80,000       3,060,000
  RESTAURANTS (0.75%)
 CKE Restaurants, Inc. ...............................    39,000       1,642,875
 Foodmaker, Inc. (a) .................................    50,000         753,125
 Landry's Seafood Restaurants,
     Inc. (a) ........................................    43,000       1,032,000
 Rainforest Cafe, Inc. (a) ...........................    30,000         990,000
  RETAIL TRADE (2.93%)
 Abercrombie & Fitch
     Company (a) (b) .................................    18,000         562,500
 Action Performance Companies,
     Inc. (a) (b) ....................................    30,000       1,136,250
 Barnes & Noble, Inc. (a) ............................    90,000       3,003,750
 Bed Bath & Beyond, Inc. (a) (b) .....................    65,000       2,502,500
 Borders Group, Inc. (a) .............................    95,000       2,974,688
 Costco Companies, Inc. (a) ..........................    84,000       3,748,500
 Dollar Tree Stores, Inc. (a) ........................    31,000       1,282,625
 Tech Data Corporation (a) ...........................    55,000       2,138,125
  RUBBER & MISC. PLASTIC PRODUCTS (1.71%)
 EVI, Inc. (a) .......................................   100,000       5,175,000
 Safeskin Corporation (a) ............................    87,500       4,965,625
  SAVINGS INSTITUTIONS (1.77%)
 Astoria Financial Corporation .......................    30,000       1,672,500
 Bank United Corp. - Class A .........................    15,000         734,063

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       52

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        ---------------------------------

                                                     NUMBER OF          MARKET
                                                      SHARES            VALUE
                                                     ---------          ------
COMMON STOCKS (CONTINUED)
  SAVINGS INSTITUTIONS (CONTINUED)
 Dime Bancorp, Inc. ...............................    38,000       $  1,149,500
 Golden State Bancorp Inc. (a) ....................    35,000          1,308,125
 GreenPoint Financial
     Corporation (b) ..............................    30,000          2,176,875
 H. F. Ahmanson & Company .........................    15,000          1,004,063
 Sovereign Bancorp, Inc. ..........................    50,000          1,037,500
 St. Paul Bancorp, Inc. ...........................    52,500          1,378,125
  SECURITY & COMMODITY BROKERS (0.22%)
 Lehman Brothers Holdings, Inc. ...................    25,000          1,275,000
  TELECOMMUNICATIONS (1.85%)
 AirTouch Communications,
     Inc. (a) .....................................   225,000          9,351,563
 Brightpoint, Inc. (a) (b) ........................   114,000          1,581,750
  TRANSPORTATION EQUIPMENT (0.35%)
 Halter Marine Group, Inc. (a) (b).................    72,500          2,093,438
  TRANSPORTATION & PUBLIC UTILITIES (0.10%)
 Expeditors International of
     Washington, Inc. .............................    15,000            577,500
  TRUCKING & WAREHOUSING (0.42%)
 CNF Transportation Inc. ..........................    65,000          2,494,375
  VARIETY STORES (0.86%)
 Dollar General Corporation .......................    65,000          2,356,250
 Family Dollar Stores, Inc. .......................    93,000          2,726,061
  WATER TRANSPORTATION (0.13%)
 Hvide Marine, Inc. -
     Class A (a) (b) ..............................    30,000            772,498
  WHOLESALE TRADE DURABLE GOODS (1.24%)
 CHS Electronics, Inc. (a) (b) ....................    86,500          1,481,311
 Gulf South Medical Supply,
     Inc. (a) .....................................    20,000            744,998
 Omnicare, Inc. ...................................   120,000          3,719,998
 Sybron International
     Corporation (a) ..............................    30,000          1,408,123

                                                     NUMBER OF           MARKET
                                                      SHARES             VALUE
                                                     ---------           ------
COMMON STOCKS (CONTINUED)
  WHOLESALE TRADE NONDURABLE GOODS (0.74%)
 Safeway, Inc. (a) .............................      40,000       $  2,529,998
 Suiza Foods Corporation (a) ...................      30,600          1,822,611
                                                                   ------------
 Total Common Stocks
 (cost: $ 407,062,570).......................................        559,818,187
                                                                    ------------

                                                     PRINCIPAL          MARKET
                                                       AMOUNT           VALUE
                                                     ---------          ------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (5.43%)
 Federal Home Loan Bank
     Discount Note
     5.75%, due 01/02/98 ......................  $ 32,160,000       $ 32,154,863
                                                                    ------------
 Total Short-Term
     U.S. Government Obligations
 (cost: $ 32,154,863).........................................        32,154,863
                                                                    ------------
 Total Investment Securities
 (cost: $ 439,217,510)........................................      $591,973,148
                                                                    ============

 SUMMARY
  Investments at market value ..................      99.99%       $ 591,973,148
  Other Assets in Excess of
     Liabilities ...............................       0.01%              29,915
                                                     ------        -------------
  Net Assets ...................................     100.00%       $ 592,003,063
                                                     ======        =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 111,649,648. See footnote 1F to the financial statements.
(c)  Percentage is less than .01%.
(d)  Affiliated company. See footnote 2C to the financial statements.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       53

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                        ---------------------------------

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------       ------
COMMON STOCKS (93.99%)
   AEROSPACE (0.37%)
 Gulfstream Aerospace
     Corporation (a) .................................    43,000     $ 1,257,750
  AIR TRANSPORTATION (3.80%)
 AMR Corporation (a) (b) .............................    72,600       9,329,099
 US Airways Group Inc. (a) ...........................    55,200       3,450,000
  BEVERAGES (0.21%)
 PepsiCo, Inc. .......................................    19,200         699,600
  BUSINESS SERVICES (3.98%)
 Cendent Corporation (a) .............................   279,000       9,590,625
 Outdoor Systems, Inc. (a) ...........................    99,000       3,799,125
  COMMERCIAL BANKS (6.68%)
 Banc One Corporation ................................    63,600       3,454,275
 Bank of New York Company, Inc........................   131,300       7,590,780
 BankAmerica Corporation .............................    44,600       3,255,800
 CoreStates Financial Corporation.....................    27,000       2,161,688
 Fifth Third Bancorp .................................    20,100       1,643,175
 First Union Corporation (b) .........................    36,500       1,870,625
 U.S. Bancorp (b) ....................................    22,200       2,485,013
  COMMUNICATIONS EQUIPMENT (3.33%)
 Bay Networks, Inc (a) ...............................   141,100       3,606,869
 CIENA Corporation (a) ...............................    79,500       4,859,438
 Tellabs, Inc. (a) (b) ...............................    51,400       2,717,775
  COMPUTER & DATA PROCESSING SERVICES (6.96%)
 America Online, Inc. (a) ............................    76,500       6,822,844
 Citrix Systems, Inc. (a) ............................    20,000       1,520,000
 Cognizant Corporation ...............................    77,500       3,453,594
 HBO & Company (b) ...................................   108,600       5,212,800
 Microsoft Corporation (a) ...........................    49,200       6,359,100
  COMPUTER & OFFICE EQUIPMENT (3.93%)
 Cisco Systems, Inc. (a) .............................   111,300       6,204,975
 International Game
     Technology (b) ..................................   277,900       7,016,975
  DEPARTMENT STORES (3.42%)
 Fred Meyer, Inc. (a) (b) ............................    93,500       3,401,063
 Wal-Mart Stores, Inc. ...............................   205,300       8,096,518
  DRUG STORES & PROPRIETARY STORES (2.05%)
 CVS Corporation .....................................    53,500       3,427,344
 Rite Aid Corporation (b) ............................    59,000       3,462,563

                                                        NUMBER OF        MARKET
                                                         SHARES          VALUE
                                                        ---------        ------
COMMON STOCKS (CONTINUED)
  ELECTRICAL GOODS (2.75%)
 CBS Corporation .....................................   314,000     $ 9,243,374
  ELECTRONIC COMPONENTS & ACCESSORIES (2.75%)
 Altera Corporation (a) ..............................   103,000       3,411,875
 Linear Technology Corporation .......................   101,500       5,848,938
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.76%)
 Sunbeam Corporation .................................   220,300       9,280,137
  ENGINEERING & MANAGEMENT SERVICES (1.05%)
 Halliburton Company .................................    67,800       3,521,363
  ENVIRONMENTAL SERVICES (1.45%)
 USA Waste Services, Inc. (a) ........................   124,550       4,888,588
  FABRICATED METAL PRODUCTS (0.35%)
 Masco Corporation ...................................    23,300       1,185,388
  FINANCE (1.17%)
 Freddie Mac .........................................    94,100       3,946,319
  FOOD STORES (0.57%)
 General Nutrition
     Companies, Inc. (a) .............................    56,700       1,927,800
  HOLDING & OTHER INVESTMENT OFFICES (1.00%)
 Consolidated Capital
     Corporation (a) .................................    81,700       1,659,531
 Starwood Lodging Trust (b) ..........................    29,500       1,707,313
  INSURANCE (4.52%)
 American International
     Group, Inc. .....................................    53,000       5,763,750
 MGIC Investment Corporation .........................    40,000       2,660,000
 Travelers Group, Inc. ...............................   125,600       6,766,700
  LUMBER & OTHER BUILDING MATERIALS (3.09%)
 Home Depot, Inc. ....................................   176,650      10,400,268
  MANAGEMENT SERVICES (1.19%)
 Paychex, Inc. .......................................    78,700       3,984,188
  MANUFACTURING INDUSTRIES (3.01%)
 Mattel, Inc. ........................................    85,800       3,196,050
 Tyco International Ltd. .............................   153,274       6,906,910

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       54

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        ---------------------------------

                                                       NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                       ---------         ------
COMMON STOCKS (CONTINUED)
  MEDICAL INSTRUMENTS & SUPPLIES (3.04%)
 Guidant Corporation ................................   164,000     $ 10,208,999
  MORTGAGE BANKERS AND BROKERS (0.53%)
 The Money Store, Inc. (b) ..........................    85,000        1,785,000
  OIL & GAS EXTRACTION (0.74%)
 Diamond Offshore
     Drilling, Inc. (b) .............................    51,700        2,488,063
  PERSONAL CREDIT INSTITUTIONS (0.53%)
 Household International, Inc. ......................    14,000        1,785,875
  PHARMACEUTICALS (14.90%)
 AmeriSource Health Corporation -
     Class A (a) ....................................    54,100        3,178,375
 Bergen Brunswig Corporation -
     Class A ........................................    40,000        1,685,000
 BioChem Pharma, Inc. (a) (b) .......................   109,400        2,283,725
 Bristol-Myers Squibb Company .......................    87,000        8,232,374
 Cardinal Health, Inc. ..............................    53,600        4,026,700
 Eli Lilly & Company ................................   105,300        7,331,513
 McKesson Corporation ...............................    17,000        1,839,188
 Pfizer, Inc. .......................................    64,100        4,779,456
 Schering-Plough Corporation ........................   150,400        9,343,599
 Warner-Lambert Company .............................    59,500        7,378,000
  RAILROADS (1.50%)
 Burlington Northern Santa Fe .......................    54,100        5,027,919
  RESTAURANTS (1.30%)
 CKE Restaurants, Inc. ..............................   103,500        4,359,938
  RETAIL TRADE (1.33%)
 Staples, Inc. (a) ..................................   161,000        4,467,750
  SECURITY & COMMODITY BROKERS (4.02%)
 Charles Schwab Corporation .........................   104,100        4,365,694
 Morgan Stanley, Dean Witter,
     Discover and Co. ...............................   122,975        7,270,896
 Paine Webber Group Inc. ............................    54,300        1,876,744
  TELECOMMUNICATIONS (1.82%)
 AT&T Corporation ...................................    27,900        1,708,875
 WorldCom, Inc. (a) (b) .............................   145,900        4,413,475
  VARIETY STORES (0.51%)
 Family Dollar Stores, Inc. .........................    59,000        1,729,438

                                                       NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                       ---------         ------
COMMON STOCKS (CONTINUED)
  WATER TRANSPORTATION (2.16%)
 Carnival Corporation - Class A .....................   130,900     $  7,248,587
  WHOLESALE TRADE NONDURABLE GOODS (1.22%)
 Safeway Inc. (a) ...................................    65,000        4,111,250
                                                                    ------------
 Total Common Stocks
 (cost: $ 262,430,500).........................................      315,974,338
                                                                    ------------

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                      ---------        ------

  Investors Bank & Trust Company (c)
     5.90%, Repurchase
     Agreement dated 12/31/97
     to be repurchased at
     $ 15,745,476 on 01/02/98..................   $ 15,740,316      $ 15,740,316
                                                                    ------------
  Total Short-Term Obligation
  (cost: $ 15,740,316).........................................       15,740,316
                                                                    ------------
  Total Investment Securities
  (cost: $ 278,170,816)........................................     $331,714,654
                                                                    ============

 SUMMARY
  Investments at market value ....................    98.68%       $ 331,714,654
  Other Assets in
     Excess of Liabilities .......................     1.32%           4,451,676
                                                     ------        -------------
  Net Assets .....................................   100.00%       $ 336,166,330
                                                     ======        =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 27,526,511. See footnote 1F to the financial statements.
(c) Collateralized by $ 20,000,000 Federal Home Loan Mortgage Corporation, Adjustable Rate Mortgage 7.80% due 02/01/23; $ 365,000 Federal Home Loan Mortgage Corporation, Adjustable Rate Mortgage 8.30% due 10/01/25; $ 9,766,000 Federal National Mortgage Association 6.50% due 07/01/14; market value and accrued interest aggregated $ 8,140,432, $ 290,436, and $ 8,096,792, respectively, for the collateral at December 31, 1997.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       55

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                        --------------------------------

                                                PRINCIPAL              MARKET
                                                  AMOUNT                VALUE
                                                ---------              ------

U.S. GOVERNMENT OBLIGATIONS (32.96%)
 U.S. Treasury Bonds
     7.25%, due 05/15/16 ...................  $ 2,000,000           $ 2,276,980
 U.S. Treasury Bonds
     7.50%, due 11/15/16 ...................    2,000,000             2,334,660
 U.S. Treasury Bonds
     7.13%, due 02/15/23 ...................    2,000,000             2,282,880
 U.S. Treasury Notes
     7.00%, due 04/15/99 ...................    1,500,000             1,524,975
 U.S. Treasury Notes
     7.13%, due 09/30/99 ...................    1,500,000             1,535,580
 U.S. Treasury Notes
     6.00%, due 08/15/00 ...................    2,000,000             2,014,220
 U.S. Treasury Notes
     6.38%, due 08/15/02 ...................    2,000,000             2,051,120
 U.S. Treasury Notes
     7.25%, due 08/15/04 ...................    2,000,000             2,161,760
 U.S. Treasury Notes
     6.50%, due 05/15/05 ...................    2,000,000             2,083,960
 U.S. Treasury Notes
     6.50%, due 10/15/06 ...................    2,000,000             2,093,840
 U.S. Treasury Notes (b)
     6.13%, due 08/15/07 ...................    2,000,000             2,054,860
 U.S. Treasury Strips (b)
     7.63%, due 02/15/25 ...................    9,000,000             1,792,080
                                                                    -----------
 Total U.S. Government
     Obligations
 (cost: $ 23,064,133)......................................           24,206,915
                                                                    ------------

                                                  NUMBER OF             MARKET
                                                   SHARES               VALUE
                                                  ---------             ------
CONVERTIBLE PREFERRED STOCKS (7.98%)
  AGRICULTURE (1.13%)
 Dole Food Company .........................        19,000           $   826,500
  BUSINESS SERVICES (2.90%)
 Snyder STRYPES Trust (a) ..................        33,000             1,122,000
 WBK STRYPES Trust (a) .....................        30,000             1,005,000
  HOLDING & OTHER INVESTMENT OFFICES (2.87%)
 Conseco Finance Trust .....................        20,000             1,025,000
 Walden Residential
     Properties, Inc. (a) ..................        37,000             1,091,500
  LIFE INSURANCE (1.08%)
 SunAmerica, Inc. ..........................        17,000               791,563
                                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $ 5,215,983).......................................            5,861,563
                                                                     -----------

                                                   NUMBER OF            MARKET
                                                    SHARES              VALUE
                                                   ---------            ------
PREFERRED STOCKS (2.49%)
  HOLDING & OTHER INVESTMENT OFFICES (2.49%)
 CRI Insured Mortgage
     Association, Inc. (a) .................        23,500           $   803,406
 Equity Residential Properties .............        40,000             1,025,000
                                                                     -----------
 Total Preferred Stocks
 (cost: $ 1,604,475).......................................            1,828,406
                                                                       ---------
COMMON STOCKS (55.75%)
  AUTOMOTIVE DEALERS & SERVICE STATIONS (1.39%)
 Ugly Duckling
     Corporation (a) (b) ...................       120,000             1,020,000
  AIR TRANSPORTATION (1.11%)
 Linea Aerea Nacional Chile S.A.
     ADR (a) (b) ...........................        60,000               817,500
  AMUSEMENT & RECREATION SERVICES (0.57%)
 Colonial Downs Holdings, Inc. (a)..........       120,000               420,000
  AUTOMOTIVE (0.96%)
 Chrysler Corporation ......................        20,000               703,750
  COMMERCIAL BANKS (4.60%)
 Atlantic Bank & Trust
     Company (a) ...........................        30,000               420,000
 BankAmerica Corporation ...................        13,200               963,600
 Chase Manhattan Corporation ...............         8,000               876,000
 Norwest Corporation .......................        29,000             1,120,125
  COMMUNICATIONS EQUIPMENT (1.27%)
 SymmetriCom, Inc. (a) .....................        80,000               930,000
  COMPUTER & DATA PROCESSING SERVICES (2.39%)
 Computer Associates
     International, Inc. ...................        18,750               991,406
 Credit Management
     Solutions, Inc. (a) ...................        59,000               767,000
  COMPUTER & OFFICE EQUIPMENT (1.11%)
 Hewlett-Packard Company ...................        13,000               812,500
  DEPARTMENT STORES (2.97%)
 Federated Department Stores,
     Inc. (a) ..............................        25,000             1,076,563
 Wal-Mart Stores, Inc. .....................        28,000             1,104,250

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       56

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        ---------------------------------

                                                       NUMBER OF        MARKET
                                                         SHARE          VALUE
                                                       ---------        ------
COMMON STOCKS (CONTINUED)
  ELECTRIC SERVICES (1.46%)
 Endesa S.A. - Sponsored ADR .........................    59,000     $ 1,073,063
  ELECTRICAL GOODS (1.48%)
 Motorola, Inc. ......................................    19,000       1,084,188
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.30%)
 General Electric Company ............................    13,000         953,875
  FINANCE (3.04%)
 Fannie Mae ..........................................    20,000       1,141,250
 Student Loan Marketing
     Association .....................................     7,865       1,094,218
  GAS PRODUCTION & DISTRIBUTION (1.06%)
 Sonat, Inc. (b) .....................................    17,000         777,750
  HEALTH SERVICES (0.45%)
 BioSource International, Inc. (a) ...................    51,500         328,313
  HOLDING & OTHER INVESTMENT OFFICES (5.77%)
 Annaly Mortgage Management,
     Inc. 144A (a) (c) ...............................   105,000       1,154,999
 Consolidated Capital Corporation
     (a) (b) .........................................    45,000         914,063
 LTC Properties, Inc. ................................    46,000         954,500
 Shurgood Storage Centers, Inc. -
     Class A .........................................    19,000         551,000
 Storage USA, Inc. ...................................    16,500         658,969
  INSTRUMENTS & RELATED PRODUCTS (0.59%)
 Mettler-Toledo International
     Inc. (a) ........................................    25,000         431,250
  INSURANCE (3.97%)
 Allstate Corporation ................................    12,000       1,090,499
 Travelers Group, Inc. ...............................    20,000       1,077,499
 United Healthcare Corporation .......................    15,000         745,313
  MINING (1.24%)
 Potash Corporation of
     Saskatchewan, Inc. (b) ................... .......   11,000         913,000
  MORTGAGE BANKERS AND BROKERS (2.92%)
 Imperial Credit Commercial
     Mortgage Investment Corp. .......................    40,000         585,000
 Long Beach Financial
     Corporation (a) .................................    70,000         813,750

                                                         NUMBER OF       MARKET
                                                          SHARES         VALUE
                                                         ---------       ------
COMMON STOCKS (CONTINUED)
  MORTGAGE BANKERS AND BROKERS (CONTINUED)
 Mego Financial Corp. (a) ............................    65,000     $   300,625
 Mego Mortgage Corporation (a) .......................   110,000         446,875
  OIL & GAS EXTRACTION (1.48%)
 Dresser Industries, Inc. (b) ........................    26,000       1,090,374
  PERSONAL CREDIT INSTITUTIONS (.52%)
 Consumer Portfolio Services, Inc.
     (a) (b) .........................................    40,000         385,000
  PHARMACEUTICALS (2.59%)
 Abbott Laboratories .................................    15,000         983,438
 American Home Products
     Corporation .....................................    12,000         918,000
  RAILROADS (1.39%)
 Burlington Northern Santa Fe ........................    11,000       1,022,313
  REAL ESTATE (1.16%)
 Westfield America, Inc. .............................    50,000         850,000
  SAVINGS INSTITUTIONS (2.08%)
 ITLA Capital Corporation (a) ........................    33,000         635,250
 Washington Mutual, Inc. .............................    14,000         893,375
  SECURITY & COMMODITY BROKERS (0.54%)
 Alliance Capital Management, L.P.....................    10,000         398,125
  STONE, CLAY & GLASS PRODUCTS (1.46%)
 Gentex Corporation (a) ..............................    40,000       1,075,000
  TELECOMMUNICATIONS (2.60%)
 Frontier Corporation ................................    44,000       1,058,750
 GTE Corporation .....................................    16,300         851,675
  TOBACCO PRODUCTS (2.28%)
 Philip Morris Companies, Inc. .......................    18,000         815,625
 Heartland Express, Inc. (a) .........................    32,000         860,000
                                                                     -----------
 Total Common Stocks
 (cost: $ 35,535,066)...........................................      40,949,618
                                                                     -----------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       57

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                        --------------------------------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
                                                 ---------         ------
SHORT-TERM OBLIGATION (0.30%)
 Prudential-Bache Securities, Inc. (d)
     6.07%, Repurchase Agreement
     dated 12/31/97 to be repurchased
  at $ 220,318 on 01/02/98......................   $ 220,244        $    220,244
                                                                    ------------
 Total Short-Term Obligation
 (cost: $ 220,244)..........................................             220,244
                                                                    ------------
 Total Investment Securities
 (cost: $ 65,639,901).......................................        $ 73,066,746
                                                                    ============
SUMMARY
 Investments at market value ...................      99.48%        $ 73,066,746
 Other Assets in Excess of
     Liabilities ...............................       0.52%             383,809
                                                   ---------        ------------
 Net Assets ....................................     100.00%        $ 73,450,555
                                                   =========        ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 8,478,597. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Collateralized by $ 140,228 U.S. Treasury Bond 11.25% due 02/15/15; market value and accrued interest aggregated $ 224,649 for this collateral at December 31, 1997.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       58

                              WRL SERIES FUND, INC.
                          GROWTH & INCOME PORTFOLIO (e)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                       -----------------------------------

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                     ---------         ------
U.S. GOVERNMENT OBLIGATIONS (11.68%)
 U.S. Treasury Notes
     6.38%, due 04/30/99 ........................   $ 7,000,000      $ 7,063,434
                                                                     -----------
 Total U.S. Government Obligations
 (cost: $ 7,033,471)............................................       7,063,434
                                                                     -----------

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------
CONVERTIBLE PREFERRED STOCKS (3.78%)
   GAS PRODUCTION & DISTRIBUTION (1.40%)
 MCN Financing III ..............................        13,500      $   843,750
  SECURITY & COMMODITY BROKERS (2.38%)
 Merrill Lynch STRYPES ..........................        15,700          541,650
 Salomon, Inc. DECS .............................        15,200          900,600
                                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $ 2,198,024)............................................       2,286,000
                                                                     -----------
COMMON STOCKS (70.90%)
  AUTOMOTIVE (1.76%)
 Federal Signal Corporation .....................        49,300        1,066,113
  BUSINESS SERVICES (0.97%)
 Kelly Services, Inc. - Class A .................        19,500          585,000
  CHEMICALS & ALLIED PRODUCTS (1.46%)
 ARCO Chemical Company ..........................        18,900          882,394
  ELECTRIC SERVICES (15.14%)
 DQE, Inc. ......................................        33,300        1,169,663
 FPL Group, Inc. ................................         9,500          562,281
 LG&E Energy Corporation ........................        22,300          551,925
 Montana Power Company ..........................        35,500        1,129,344
 NIPSCO Industries, Inc. (a) ....................        25,100        1,240,881
 Puget Sound Energy, Inc. .......................        51,100        1,542,581
 Sierra Pacific Resources .......................        36,000        1,350,000
 Teco Energy, Inc. ..............................        36,000        1,012,500
 Western Resources, Inc. ........................        14,000          602,000
  ELECTRIC, GAS & SANITARY SERVICES (1.11%)
 PG&E Corporation ...............................        22,000          669,625
  FOOD STORES (0.94%)
 Food Lion, Inc. - Class A ......................        67,000          565,313

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------       ------
COMMON STOCKS (CONTINUED)
  FOOD & KINDRED PRODUCTS (2.74%)
 General Mills, Inc. ............................         6,900      $   494,213
 McCormick & Company, Inc. ......................        41,500        1,162,000
  GAS PRODUCTION & DISTRIBUTION (12.81%)
 Atmos Energy Corporation .......................        51,600        1,560,900
 Cascade Natural Gas Corporation.................        37,300          699,375
 Connecticut Energy Corporation .................         8,800          265,100
 El Paso Natural Gas Company ....................        21,000        1,396,500
 Laclede Gas Company ............................        35,200          987,800
 NGC Corporation (b) ............................        10,300          180,250
 North Carolina Natural Gas
     Corporation ................................        10,200          354,450
 Northwest Natural Gas Company...................        34,800        1,078,800
 UtiliCorp United, Inc. (a) .....................        31,500        1,222,594
  HOLDING & OTHER INVESTMENT OFFICES (24.16%)
 ABB AB - Sponsored ADR (a) .....................         6,000          706,500
 Amli Residential Properties Trust...............        45,700        1,016,825
 Associated Estates Realty
     Corporation ................................        71,500        1,693,656
 Avalon Properties, Inc. ........................        34,500        1,067,344
 Colonial Properties Trust ......................        24,500          738,063
 Equity Residential Properties Trust.............        20,500        1,036,531
 Liberty Property Trust .........................        31,800          908,288
 Meditrust Corporation ..........................        33,644        1,232,212
 Merry Land & Investment
     Company, Inc. ..............................        32,500          743,438
 Nationwide Health Properties,
     Inc. .......................................        19,000          484,500
 New Plan Realty Trust ..........................        30,900          787,950
 Post Properties, Inc. (a) ......................        20,400          828,750
 Price REIT, Inc. ...............................        27,500        1,125,780
 Security Capital Industrial Trust ..............        34,690          862,913
 Security Capital Pacific Trust (a) .............        34,857          845,280
 Storage USA, Inc. ..............................        13,500          539,155
  INDUSTRIAL MACHINERY & EQUIPMENT (1.86%)
 Tecumseh Products Company ......................        23,100        1,126,125
  LIFE INSURANCE (1.00%)
 Liberty Corporation ............................        13,000          607,750
  METAL MINING (1.29%)
 Barrick Gold Corporation .......................        41,800          778,525

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       59

                              WRL SERIES FUND, INC.
                          GROWTH & INCOME PORTFOLIO (e)
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                  (continued)
                       -----------------------------------

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                  ---------          ------

COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (1.78%)
 Equitable Resources, Inc. ....................      30,500         $  1,078,938
  PETROLEUM REFINING (2.96%)
 MAPCO, Inc. ..................................      22,000            1,017,500
 Ultramar Diamond Shamrock
     Corporation ..............................     24,300              774,563
  PRINTING & PUBLISHING (0.92%)
 Reader's Digest Association, Inc. -
     Class A ..................................      23,600              557,550
  TELECOMMUNICATIONS (C)
 SBC Communications, Inc. .....................           1                   40
                                                                    ------------
 Total Common Stocks
 (cost: $ 38,519,617)......................................           42,889,778
                                                                    ------------
                                                    PRINCIPAL          MARKET
                                                      AMOUNT           VALUE
                                                    ---------          ------
SHORT-TERM OBLIGATION (14.99%)
 Greenwich Capital Markets, Inc. (d)
  6.10%, Repurchase Agreement
  dated 12/31/97 to be
  repurchased at $ 9,073,074 on
  01/02/98 ....................................   $ 9,070,000      $  9,070,000
                                                                   ------------
 Total Short-Term Obligation
 (cost: $ 9,070,000).............................................     9,070,000
                                                                   ------------
 Total Investment Securities
 (cost: $ 56,821,112)...........................................   $ 61,309,212
                                                                   ============

 Investments at market value ..................      101.35%       $ 61,309,212
 Other Liabilities in
     Excess of Assets .........................      ( 1.35%)          (816,720)
                                                  -----------      ------------
 Net Assets ...................................      100.00%       $ 60,492,492
                                                  ===========      ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 4,096,847. See footnote 1F to the financial statements.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(c)  Industry percentage is less than .01%.
(d) Collateralized by $ 8,954,000 U.S. Treasury Notes 8.13% due 02/15/98; market value and accrued interest aggregated $ 9,253,400 for this collateral at December 31, 1997.
(e)  Prior to May 1, 1997, this portfolio was named Utility.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       60

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                       -----------------------------------

                                                 PRINCIPAL             MARKET
                                                  AMOUNT               VALUE
                                                 ---------             ------
U.S. GOVERNMENT OBLIGATIONS (11.37%)
 U.S. Treasury Notes
     5.38%, due 05/31/98 ....................   $ 4,000,000          $ 3,997,680
 U.S. Treasury Notes
     5.88%, due 08/15/98 ....................     2,000,000            2,003,120
 U.S. Treasury Notes
     7.13%, due 10/15/98 ....................     3,000,000            3,034,770
 U.S. Treasury Notes (b)
     6.88%, due 03/31/00 ....................     2,500,000            2,561,325
 U.S. Treasury Notes (b)
     6.25%, due 10/31/01 ....................     5,000,000            5,082,600
 U.S. Treasury Notes
     6.50%, due 05/15/05 ....................    10,000,000           10,419,800
 U.S. Treasury Notes
     6.50%, due 10/15/06 ....................     7,000,000            7,328,440
                                                                     -----------
 Total U.S. Government
     Obligations
 (cost: $ 34,257,677)......................................           34,427,735
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.81%)
 Federal Farm Credit Banks
     6.00%, due 06/24/99 ....................     5,000,000            4,994,250
 Federal Home Loan Bank
     6.25%, due 06/24/02 ....................     4,000,000            4,025,760
 Federal Home Loan Bank
     zero coupon, due 01/21/03 ..............     5,000,000            3,547,000
 Student Loan Marketing
     Association
     6.25%, due 03/17/00 ....................     5,000,000            5,031,050
                                                                     -----------
 Total U.S. Government Agency
     Obligations
 (cost: $ 17,532,429)......................................           17,598,060
                                                                     -----------
CORPORATE DEBT SECURITIES (20.66%)
  APPAREL & ACCESSORY STORES (1.68%)
 Nordstrom Credit, Inc.
     6.70%, due 07/01/05 ....................     5,000,000            5,100,000
  AUTOMOTIVE (1.69%)
 Chrysler Financial Corporation
     6.95%, due 03/25/02 ....................     5,000,000            5,118,750
  BUSINESS CREDIT INSTITUTIONS (1.66%)
 Potomac Capital Investment
     Corporation - 144A (d)
     6.80%, due 09/12/01 ....................     5,000,000            5,018,750
  CHEMICALS & ALLIED PRODUCTS (2.60%)
 E. I. du Pont de Nemours
     and Company
     6.50%, due 09/01/02 ....................     7,750,000            7,856,563

                                                  PRINCIPAL             MARKET
                                                   AMOUNT               VALUE
                                                  ---------             ------
CORPORATE DEBT SECURITIES (CONTINUED)
  ELECTRIC SERVICES (2.65%)
 Texas Utilities Company
     6.38%, due 10/01/04 ....................   $ 8,000,000          $ 8,020,000
  FABRICATED METAL PRODUCTS (0.33%)
 Masco Corporation
     6.63%, due 09/15/99 ....................     1,000,000            1,010,000
  FINANCE (4.97%)
 Fannie Mae (c)
     5.95%, due 04/14/00 ....................     5,000,000            4,998,450
 Freddie Mac
     7.10%, due 02/20/04 ....................     5,000,000            5,002,750
 Norwest Financial, Inc.
     6.38%, due 11/15/03 ....................     5,000,000            5,037,500
  HOLDING & OTHER INVESTMENT OFFICES (1.78%)
 URC Holdings Corporation - 144A (d)
  7.88%, due 06/30/06 .......................     5,000,000            5,400,000
  HOTELS & OTHER LODGING PLACES (1.65%)
 Hilton Hotels Corporation
     7.00%, due 07/15/04 ....................     5,000,000            5,000,000
  PERSONAL CREDIT INSTITUTIONS (1.65%)
 Ford Motor Credit Company (c)
     5.65%, due 11/09/98 ....................     5,000,000            4,993,430
                                                                     -----------
 Total Corporate Debt Securities
 (cost: $ 61,597,123)......................................           62,556,193
                                                                     -----------

                                                  NUMBER OF            MARKET
                                                   SHARES              VALUE
                                                  ---------            ------
PREFERRED STOCKS (2.47%)
  FINANCE (0.34%)
 New Jersey Economic
     Development Authority .....................    40,000           $ 1,040,000
  MOTION PICTURES (2.13%)
 The News Corporation Limited -
     Sponsored ADR (b) .........................   325,000             6,459,375
                                                                     -----------
 Total Preferred Stocks
  (cost: $ 6,511,562).....................................             7,499,375
                                                                     -----------
COMMON STOCKS (49.42%)
  AIR TRANSPORTATION (0.94%)
 Comair Holdings, Inc. .........................   117,500             2,834,688

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       61

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                       ----------------------------------

                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------      ------
COMMON STOCKS (CONTINUED)
  AUTOMOTIVE (1.97%)
 Chrysler Corporation ................................   100,000     $ 3,518,750
 Ford Motor Company ..................................    50,000       2,434,375
  COMMUNICATION (1.45%)
 Cox Communications, Inc. -
     Class A (a) .....................................   110,000       4,406,875
  COMMUNICATIONS EQUIPMENT (0.93%)
 ECI Telecommunications Limited.......................   110,000       2,805,000
  COMPUTER & DATA PROCESSING SERVICES (1.64%)
 NCR Corporation (a) (b) .............................   178,750       4,971,484
  COMPUTER & OFFICE EQUIPMENT (1.21%)
 Seagate Technology, Inc. (a) ........................   190,000       3,657,500
  ELECTRIC SERVICES (4.90%)
 DPL Inc. ............................................   101,000       2,903,750
 Houston Industries, Incorporated ....................   150,000       4,003,125
 Illinova Corporation ................................   150,000       4,040,625
 Southern Company (b) ................................   150,000       3,881,250
  ELECTRICAL GOODS (1.07%)
 Arrow Electronics, Inc. (a) (b) .....................   100,000       3,243,750
  ELECTRONIC COMPONENTS & ACCESSORIES (1.16%)
 Intel Corporation ...................................    50,000       3,512,500
  FINANCE (2.38%)
 Fannie Mae ..........................................    60,000       3,423,750
 Freddie Mac .........................................    90,000       3,774,375
  HOLDING & OTHER INVESTMENT OFFICES (4.35%)
 Health Care Property
     Investors, Inc. .................................    82,300       3,111,969
 Merry Land & Investment
     Company, Inc. ...................................   150,000       3,431,250
 Simon DeBartolo Group, Inc. .........................    40,000       1,307,500
 Trizec Hahn Corporation .............................   100,000       2,318,750
 United Dominion Realty
     Trust, Inc. .....................................   215,000       2,996,562
  INDUSTRIAL MACHINERY & EQUIPMENT (2.93%)
 AGCO Corporation (b) ................................   125,000       3,656,250
 Applied Materials, Inc. (a) .........................   125,000       3,765,625
 Briggs & Stratton Corporation .......................    30,000       1,456,875

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------       ------
COMMON STOCKS (CONTINUED)
  INSURANCE (5.12%)
 AFLAC Incorporated ..................................    75,000     $ 3,834,375
 Ambac Financial Group, Inc. .........................    70,000       3,220,000
 Frontier Insurance Group, Inc. (b)...................   100,000       2,287,500
 PMI Group, Inc. (b) .................................    85,000       6,146,562
  MINING (1.37%)
 Potash Corporation of
     Saskatchewan, Inc. (b) ..........................    50,000       4,150,000
  MORTGAGE BANKERS AND BROKERS (3.27%)
 Countrywide Credit
     Industries, Inc. ................................   128,400       5,505,150
 Green Tree Financial Corporation.....................   140,000       3,666,250
 Imperial Credit Commercial
     Mortgage Investment Corp. .......................    50,000         731,250
  PRIMARY METAL INDUSTRIES (2.23%)
 Alumax, Inc. (a) ....................................    95,000       3,230,000
 Aluminum Company of America .........................    50,000       3,518,750
  RESIDENTIAL BUILDING CONSTRUCTION (1.61%)
 Clayton Homes, Inc. .................................   270,000       4,860,000
  RETAIL TRADE (1.98%)
 Fingerhut Companies, Inc. ...........................    75,000       1,603,125
 Toys "R" Us, Inc. (a) ...............................   140,000       4,401,250
  SECURITY & COMMODITY BROKERS (0.84%)
 Lehman Brothers Holdings, Inc. ......................    50,000       2,550,000
  SHOE STORES (1.44%)
 Payless ShoeSource, Inc. (a) ........................    65,000       4,363,125
  TELECOMMUNICATIONS (4.39%)
 360 Communications
     Company (a) .....................................   300,000       6,056,250
 AT&T Corporation ....................................    75,000       4,593,750
 Sprint Corporation ..................................    45,000       2,638,125
  TOBACCO PRODUCTS (1.50%)
 Philip Morris Companies, Inc. .......................   100,000       4,531,250
  TRANSPORTATION EQUIPMENT (0.74%)
 Trinity Industries, Inc. ............................    50,000       2,231,250
                                                                     -----------
 Total Common Stocks
  (cost: $ 125,080,936).........................................     149,574,540
                                                                     -----------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       62

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                       ----------------------------------

                                       PRINCIPAL         MARKET
                                        AMOUNT           VALUE
                                       ---------         ------
COMMERCIAL PAPER (9.79%)
 Anchor Funding Corporation
     7.35%, due 01/14/98 ..........   $ 311,000      $     310,175
 Broadway Capital Corp.
     6.20%, due 01/08/98 ..........     922,000            920,888
 Broadway Capital Corp.
     6.35%, due 01/06/98 ..........   9,200,000          9,191,886
 Creative Capital Corp.
     7.05%, due 01/20/98 ..........   2,900,000          2,889,210
 Gotham Funding Corporation
     6.20%, due 01/09/98 ..........   3,572,000          3,567,079
 Industrial Funding Corp.
     6.25%, due 01/05/98 ..........     850,000            849,410
 Industrial Funding Corp.
     6.25%, due 01/12/98 ..........   2,000,000          1,996,180
 Industrial Funding Corp.
     6.25%, due 01/14/98 ..........   1,000,000            997,743
 Industrial Funding Corp.
     6.25%, due 01/16/98 ..........   6,000,000          5,984,375
 KZH Holding Corporation
     7.00%, due 01/08/98 ..........     733,000            732,002
 KZH Holding Corporation
     5.97%, due 01/05/98 ..........   2,200,000          2,198,541
                                                     -------------
 Total Commercial Paper
  (cost: $ 29,637,489)..........................        29,637,489
                                                     -------------
 Total Investment Securities
  (cost: $ 274,617,216).........................     $ 301,293,392
                                                     =============

 SUMMARY
  Investments at market value ....    99.52%       $ 301,293,392
  Other Assets in
     Excess of Liabilities .......     0.48%           1,451,151
                                     ------        -------------
  Net Assets .....................   100.00%       $ 302,744,543
                                     ======        =============


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1997, the security is on loan. The market value of all securities on loan at December 31, 1997 is $ 31,749,858. See footnote 1F to the financial statements.
(c)  Floating rate security. Rate listed is as of December 31, 1997.
(d) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR  American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       63

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                       -----------------------------------

                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------       ------
COMMON STOCKS (94.01%)
   AEROSPACE (3.51%)
 GenCorp, Inc. ......................................   47,000     $ 1,175,000
 Thiokol Corporation ................................   11,700         950,625
  AIR TRANSPORTATION (5.61%)
 Airborne Freight Corporation .......................   20,000       1,242,500
 Federal Express Corporation (a) ....................   15,000         915,938
 UAL Corporation (a) ................................    6,000         555,000
 US Airways Group Inc. (a) ..........................   11,000         687,500
  APPAREL PRODUCTS (2.49%)
 Nautica Enterprises, Inc. (a) ......................   31,000         720,750
 U.S. Industries, Inc. ..............................   26,100         786,263
  APPAREL & ACCESSORY STORES (0.90%)
 Claire's Stores, Inc. ..............................   28,000         544,250
  CHEMICALS & ALLIED PRODUCTS (1.72%)
 Dexter Corporation .................................   24,200       1,045,138
  COMMERCIAL BANKS (4.94%)
 Chase Manhattan Corporation ........................    5,000         547,500
 Magna Group, Inc. ..................................   22,200       1,015,650
 North Fork Bancorporation, Inc. ....................   18,000         604,125
 Provident Bankshares Corporation....................        1              34
 Provident Financial Group, Inc. ....................   17,000         824,500
  COMMUNICATIONS EQUIPMENT (3.09%)
 DSC Communications
     Corporation (a) ................................   35,000         840,000
 Harris Corporation .................................   12,000         550,500
 Lucent Technologies, Inc. ..........................    6,000         479,250
  COMPUTER & DATA PROCESSING SERVICE (5.57%)
 Banyan Systems, Inc. (a) ...........................   33,100          97,231
 Oracle Corporation (a) .............................   27,000         602,438
 Structural Dynamics Research
     Corporation (a) ................................   61,500       1,383,750
 Sun Microsystems, Inc. (a) .........................   32,400       1,291,950
  COMPUTER & OFFICE EQUIPMENT (9.56%)
 3Com Corporation (a) ...............................   21,000         733,688
 Applied Magnetics
     Corporation (a) ................................   42,000         467,250
 Cisco Systems, Inc. (a) ............................   10,500         585,375
 Compaq Computer Corporation ........................   16,000         903,000
 Creative Technology Limited (a) ....................   51,000       1,122,000
 International Business Machines
     Corporation ....................................    5,000         522,813

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                       ---------        ------
COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (CONTINUED)
 Quantum Corporation (a) ..............................   33,000     $   662,063
 Western Digital Corporation (a) ......................   32,000         514,000
 Xircom, Inc. (a) .....................................   28,000         281,750
  DEPARTMENT STORES (3.73%)
 Dayton Hudson Corporation ............................    8,000         540,000
 TJX Companies, Inc. ..................................   37,000       1,271,875
 Woolworth Corporation (a) ............................   22,000         448,250
  ELECTRIC SERVICES (1.52%)
 CalEnergy Company, Inc. (a) ..........................   32,000         920,000
  ELECTRICAL GOODS (0.80%)
 Arrow Electronics, Inc. (a) ..........................   15,000         486,563
  ELECTRONIC COMPONENTS & ACCESSORIES (4.43%)
 Intel Corporation ....................................   14,000         983,500
 Park Electrochemical Corp. ...........................   31,000         879,625
 Read-Rite Corporation (a) ............................   52,000         819,000
  HEALTH SERVICES (0.58%)
 NovaCare, Inc. (a) ...................................   26,700         348,769
  HOTELS & OTHER LODGING PLACES (1.18%)
 Prime Hospitality Corporation (a).....................   35,000         713,125
  INDUSTRIAL MACHINERY & EQUIPMENT (10.29%)
 Cincinnati Milacron, Inc. ............................   34,000         881,875
 Cummins Engine Company, Inc. .........................    9,000         531,563
 Deere & Company ......................................   20,000       1,166,250
 Manitowoc Company, Inc. ..............................   27,000         877,500
 SPS Technologies, Inc. (a) ...........................   15,400         671,825
 Timken Company .......................................   31,000       1,065,625
 US Filter Corporation (a) ............................   35,000       1,047,813
  INSTRUMENTS & RELATED PRODUCTS (2.36%)
 Eastman Kodak Company ................................    9,000         547,313
 Xerox Corporation ....................................   12,000         885,750
  INSURANCE (3.74%)
 Selective Insurance Group, Inc. ......................   42,000       1,134,000
 Travelers Group, Inc. ................................   21,000       1,131,375
  LEATHER & LEATHER PRODUCTS (0.19%)
 Genesco Inc. (a) .....................................    9,000         114,750

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L S e r i e s F u n d , I n c .
                                       64

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (continued)
                       ----------------------------------

                                                     NUMBER OF          MARKET
                                                      SHARES            VALUE
                                                     ---------          ------
COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (0.82%)
 SunAmerica, Inc. .................................    8,500        $    363,375
 Torchmark Corporation ............................    3,200             134,600
  MEDICAL INSTRUMENTS & SUPPLIES (2.26%)
 Datascope Corporation (a) ........................   24,500             633,938
 Respironics, Inc. (a) ............................   33,000             738,375
  OIL & GAS EXTRACTION (3.16%)
 Diamond Offshore Drilling, Inc. ..................    8,000             385,000
 Global Marine Inc. (a) ...........................   20,700             507,150
 SEACOR SMIT Inc. (a) .............................   17,000           1,024,250
  PAPER & ALLIED PRODUCTS (1.10%)
 Republic Group, Inc. .............................   40,600             664,825
  PETROLEUM REFINING (1.04%)
 Sun Company, Inc. ................................   15,000             630,937
  PETROLEUM & PETROLEUM PRODUCTS (0.77%)
 Pennzoil Company .................................    7,000             467,687
  PHARMACEUTICALS (0.65%)
 Perrigo Company (a) ..............................   29,300             391,887
  PRIMARY METAL INDUSTRIES (1.65%)
 USX-U.S. Steel Group, Inc. .......................   32,000           1,000,000
  RADIO, TELEVISION, & COMPUTER STORES (1.51%)
 Inacom Corp. (a) .................................   32,500             912,030
  RETAIL TRADE (2.73%)
 OfficeMax, Inc. (a) ..............................   39,000             555,750
 Toys "R" Us, Inc. (a) ............................   35,000           1,100,312
  STONE, CLAY & GLASS PRODUCTS (2.04%)
 Southdown, Inc. ..................................   21,000           1,239,000

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                     ---------         ------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (0.85%)
 WorldCom, Inc. (a) ...............................   17,000        $    514,250
  TEXTILE MILL PRODUCTS (2.12%)
 Mohawk Industries, Inc. (a) ......................   58,500           1,283,343
  TRANSPORTATION EQUIPMENT (0.42%)
 Brunswick Corporation ............................    8,300             251,593
  TRUCKING & WAREHOUSING (3.73%)
 USFreightways Corporation ........................   34,000           1,105,000
 Yellow Corporation (a) ...........................   46,000           1,155,750
  WATER TRANSPORTATION (2.95%)
 Tidewater, Inc. ..................................   17,000             937,124
 Trico Marine Services, Inc. (a) ..................   29,000             851,874
                                                                    ------------
 Total Common Stocks
 (cost: $ 57,554,473).......................................          56,966,227
                                                                    ------------
 Total Investment Securities
 (cost: $ 57,554,473).......................................        $ 56,966,227
                                                                    ============
SUMMARY
 Investments at market value ......................    94.01%       $ 56,966,227
 Other Assets in
     Excess of Liabilities ........................     5.99%          3,629,662
                                                      ------        ------------
 Net Assets .......................................   100.00%       $ 60,595,889
                                                      ======        ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7 A n n u a l R e p o r t
                                       65

                             WRL SERIES FUND, INC.
                          GLOBAL SECTOR PORTFOLIO (b)
                            SCHEDULE OF INVESTMENTS
                                December 31, 1997
            --------------------------------------------------------

                                     PRINCIPAL        MARKET
                                      AMOUNT           VALUE
                                     ---------      ----------
U.S. GOVERNMENT OBLIGATIONS (26.75%)
 U.S. Treasury Notes
     9.25%, due 08/15/98 .........   $ 150,000      $ 153,281
 U.S. Treasury Notes
     6.63%, due 06/30/01 .........   1,435,000      1,474,232
 U.S. Treasury Notes
     5.88%, due 02/15/04 .........     730,000        736,388
 U.S. Treasury Notes
     7.25%, due 08/15/04 .........     520,000        562,058
 U.S. Treasury Notes
     6.63%, due 05/15/07 .........     450,000        476,226
                                                    ---------
 Total U.S. Government Obligations
  (cost: $ 3,323,040)..........................     3,402,185
                                                    ---------
ASSET-BACKED SECURITIES (0.53%)
 General Motors Acceptance
     Corporation
     6.75%, due 03/15/03 .........      66,000         67,238
                                                    ---------
 Total Asset-Backed Securities
  (cost: $ 64,614).............................        67,238
                                                    ---------
CORPORATE DEBT SECURITIES (4.26%)
  BUSINESS CREDIT INSTITUTIONS (1.23%)
 Commercial Credit Company
     6.13%, due 12/01/05 .........     160,000        157,000
  COMMERCIAL BANKS (0.53%)
 NationsBank Corporation
     7.00%, due 05/15/03 .........      65,000         66,869
  ELECTRIC SERVICES (2.50%)
 Pacific Gas & Electric
     7.88%, due 03/01/02 .........     300,000        318,000
                                                    ---------
 Total Corporate Debt Securities
  (cost: $ 532,260)............................       541,869
                                                    ---------

                                               NUMBER OF        MARKET
                                                SHARES           VALUE
                                               ---------      ----------
PREFERRED STOCKS (1.79%)
  COMPUTER & DATA PROCESSING SERVICES (1.79%)
 SAP AG - Vorzug ..............................       695    $ 227,416
                                                             ---------
 Total Preferred Stocks
  (cost: $ 106,185).....................................       227,416
                                                             ---------
COMMON STOCKS (61.63%)
  AEROSPACE (0.39%)
 Mitsubishi Heavy Industries Ltd. .............    12,000    $  50,100
  APPAREL & ACCESSORY STORES (0.41%)
 Claire's Stores, Inc. ........................     2,700       52,481
  AUTO REPAIR, SERVICES & PARKING (0.43%)
 Rollins Truck Leasing Corporation.............     1,700       30,388
 Ryder System, Inc. ...........................       750       24,563
  AUTOMOTIVE (2.10%)
 Bayerische Motoren Werke AG ..................       105       78,523
 Honda Motor Company, Ltd. ....................     2,800      102,931
 Toyota Motor Corporation .....................     3,000       86,108
  AUTOMOTIVE DEALERS & SERVICE STATIONS (0.46%)
 AutoZone Inc. (a) ............................     2,000       58,000
  BUSINESS SERVICES (0.90%)
 Orix Corp. ...................................       900       62,855
 Secom Co. Ltd. ...............................       800       51,205
  CHEMICALS & ALLIED PRODUCTS (1.56%)
 Bayer AG .....................................     1,980       73,981
 Daicel Chemical Industries, Ltd. .............    17,000       22,180
 Hoechst AG ...................................     2,260       79,166
 Mitsubishi Chemical Corp. ....................    16,000       22,962
  COMMERCIAL BANKS (2.51%)
 Den Danske Bank ..............................     1,050      139,937
 MBNA Corporation .............................     2,250       61,453
 Mediobanca SpA ...............................     8,500       66,907
 Sanwa Bank Ltd. ..............................     2,500       25,326
 Sumitomo Bank, Limited .......................     2,200       25,157
  COMMUNICATIONS EQUIPMENT (3.07%)
 ADC Telecommunications,
     Inc. (a) .................................     1,800       75,150
 Allen Telecom, Inc. (a) ......................     3,400       62,688
 Andrew Corporation (a) .......................     2,600       62,400
 Bay Networks, Inc. (a) .......................     1,530       39,111
 Lucent Technologies, Inc. ....................     1,000       79,875
 Northern Telecom Limited .....................       800       71,200
  COMPUTER & DATA PROCESSING SERVICES (0.50%)
 Teradyne, Inc. (a) ...........................     2,000       64,000

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                       66

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                          GLOBAL SECTOR PORTFOLIO (b)
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                   (continued)
            --------------------------------------------------------


                                                                          NUMBER OF        MARKET
                                                                           SHARES           VALUE
                                                                          ---------      ----------
COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (1.74%)
 3Com Corporation (a) ...................................................    2,100     $ 73,369
 Cabletron Systems, Inc. (a) ............................................    2,000       30,000
 Cisco Systems, Inc. (a) ................................................    2,115      117,911
  CONSTRUCTION (0.21%)
 Daiwa House Industry Co., Ltd. .........................................    5,000       26,477
  DEPARTMENT STORES (0.10%)
 Takashimaya Company, Limited ...........................................    2,000       12,126
  ELECTRICAL GOODS (0.45%)
 Motorola, Inc. .........................................................    1,000       57,063
  ELECTRONIC COMPONENTS & ACCESSORIES (0.94%)
 Fujitsu Ltd. ...........................................................    6,000       64,467
 Novellus Systems, Inc. (a) .............................................    1,700       54,931
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.93%)
 Canon, Inc. ............................................................    3,000       69,992
 NEC Corporation ........................................................    8,200       87,475
 Sharp Corporation ......................................................    5,000       34,459
 Sony Corporation .......................................................      600       53,415
  FABRICATED METAL PRODUCTS (0.38%)
 Mitsubishi Materials Corporation .......................................   18,000       29,010
 NSK Limited ............................................................    8,000       19,954
  FOOD & KINDRED PRODUCTS (0.59%)
 RJR Nabisco Holdings Corp. .............................................    2,000       75,000
  HOLDING & OTHER INVESTMENT OFFICES (0.55%)
 Marubeni Corporation ...................................................   25,000       43,937
 Nikko Securities Company Ltd. ..........................................   10,000       26,554
  INDUSTRIAL MACHINERY & EQUIPMENT (0.45%)
 Applied Materials, Inc. (a) ............................................    1,900       57,238
  INSTRUMENTS & RELATED PRODUCTS (0.49%)
 KLA-Tencor Corporation (a) .............................................    1,600       61,800
  INSURANCE (4.59%)
 Alleanza Assicurazioni .................................................    7,000       70,131
 Allstate Corporation ...................................................      700       63,612
 A/S Forsikrings selskabet Codan ........................................      400       56,345
 Chubb Corporation ......................................................      800       60,500
 CNA Financial Corporation (a) ..........................................      500       63,875
 Dai-Tokyo Fire & Marine
     Insurance Co. (a) ..................................................   12,000       41,258
 General Re Corporation .................................................      300       63,600

                                                                           NUMBER OF    MARKET
                                                                           SHARES        VALUE
                                                                          ---------    ------

COMMON STOCKS (CONTINUED)
  INSURANCE (CONTINUED)
 Ohio Casualty Corporation ..............................................    1,200     $ 53,550
 St. Paul Companies, Inc. ...............................................      720       59,085
 USF&G Corporation ......................................................    2,340       51,626
  MACHINERY, EQUIPMENT & SUPPLIES (0.68%)
 Daikin Industries Ltd. .................................................    7,000       26,431
 Mannesmann AG ..........................................................      120       60,651
  MANUFACTURING INDUSTRIES (1.11%)
 Bulgari SpA ............................................................   18,400       93,602
 Cheminova Holding A/S -
     Class B ............................................................    2,000       47,003
  MEDICAL INSTRUMENTS & SUPPLIES (0.89%)
 Coloplast A/S - Class B ................................................    1,470      113,727
  METAL MINING (5.20%)
 Barrick Gold Corporation ...............................................   10,600      197,425
 Battle Mountain Gold Company ...........................................   16,400       96,350
 Homestake Mining Company ...............................................    7,100       63,012
 Newmont Mining Corporation .............................................    4,100      120,437
 Placer Dome, Inc. ......................................................   14,500      183,969
  MORTGAGE BANKERS AND BROKERS (0.62%)
 ContiFinancial Corporation (a) .........................................    1,500       37,781
 Green Tree Financial Corporation........................................    1,550       40,591
  MOTION PICTURES (0.95%)
 Time Warner, Inc. ......................................................    1,000       62,000
 Walt Disney Company ....................................................      600       59,438
  OIL & GAS EXTRACTION (1.10%)
 ENI SpA ................................................................   24,500      139,893
  PERSONAL CREDIT INSTITUTIONS (1.58%)
 Beneficial Corporation .................................................      750       62,344
 Capital One Financial Corp. ............................................    1,500       81,281
 Household International, Inc. ..........................................      450       57,403
  PHARMACEUTICALS (8.49%)
 Amgen, Inc. (a) ........................................................    2,000      108,250
 Centocor, Inc. (a) .....................................................    1,000       33,250
 Chiron Corporation (a) .................................................    3,000       51,000
 Eli Lilly and Company ..................................................    1,900      132,287
 Genzyme Corporation (a) ................................................    2,000       55,500
 Merck & Co., Inc. ......................................................    1,300      138,125
 Novo Nordisk A/S - Class B .............................................    1,600      228,885
 Pfizer, Inc. ...........................................................    1,800      134,212

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                          GLOBAL SECTOR PORTFOLIO (b)
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                          NUMBER OF        MARKET
                                                                           SHARES           VALUE
                                                                          ---------      ----------
COMMON STOCKS (CONTINUED)
  PHARMACEUTICALS (CONTINUED)
 Sankyo Company, Ltd. ....................................................    3,000     $     67,920
 Schering-Plough Corporation .............................................    2,100          130,462
  PRIMARY METAL INDUSTRIES (1.22%)
 Degussa AG ..............................................................    1,200           60,050
 Kawasaki Steel Corporation ..............................................   31,000           42,348
 Nippon Steel Corporation ................................................   36,000           53,323
  PUBLIC ADMINISTRATION (0.54%)
 VEBA AG .................................................................    1,000           68,112
  RADIO & TELEVISION BROADCASTING (0.57%)
 Viacom, Inc. - Class B (a) ..............................................    1,750           72,516
  REAL ESTATE (0.41%)
 Mitsui Fudosan Co., Ltd. ................................................    5,400           52,218
  RESEARCH & TESTING SERVICES (0.45%)
 Millennium Pharmaceuticals,
     Inc. (a) ............................................................    3,000           57,000
  RESTAURANTS (3.36%)
 Applebee's International, Inc. ..........................................    1,400           25,288
 Cracker Barrel Old Country
     Store, Inc. .........................................................    4,740          158,198
 Lone Star Steakhouse &
     Saloon, Inc. (a) ....................................................    2,950           51,625
 McDonald's Corporation ..................................................    2,370          113,168
 Outback Steakhouse, Inc. (a) ............................................    1,500           43,125
 Wendy's International, Inc. .............................................    1,500           36,094
  RETAIL TRADE (0.97%)
 Toys "R" Us, Inc. (a) ...................................................    1,700           53,444
 Viking Office Products, Inc. (a) ........................................    3,200           69,800
  RUBBER & MISC. PLASTIC PRODUCTS (0.79%)
 Adidas AG ...............................................................      760           99,981
  SOCIAL SERVICES (0.36%)
 Falck A/S ...............................................................    1,000           46,346
  TELECOMMUNICATIONS (4.58%)
 Ameritech Corporation ...................................................    1,100           88,550
 BellSouth Corporation ...................................................    1,500           84,469
 GTE Corporation .........................................................    1,600           83,600
 Nippon Telegraph & Telephone
     Corp. ...............................................................        6           51,573
 Telecom Italia Mobile SpA ...............................................   42,000          193,762
 U S West Communications
     Group ...............................................................    1,800           81,225

                                                                             NUMBER OF         MARKET
                                                                             SHARES            VALUE
                                                                             ---------         ------

COMMON STOCKS (CONTINUED)
  TEXTILE MILL PRODUCTS (0.25%)
 Toray Industries, Inc. ..................................................    7,000     $     31,427
  TOBACCO PRODUCTS (1.14%)
 Philip Morris Companies, Inc. ...........................................    1,500           67,969
 UST, Inc. ...............................................................    2,100           77,569
  TRANSPORTATION EQUIPMENT (0.29%)
 Nissan Motor Company, Ltd. ..............................................    9,000           37,299
  TRUCKING & WAREHOUSING (0.98%)
 Caliber System, Inc. ....................................................      800           38,950
 Nippon Express Co., Ltd. ................................................    7,000           34,919
 USFreightways Corporation ...............................................      850           27,625
 Werner Enterprises, Inc. ................................................    1,150           23,575
  WHOLESALE TRADE DURABLE GOODS (0.35%)
 Canon Sales Co., Inc. ...................................................    2,200           25,157
 Itochu Corporation ......................................................   12,000           18,879
                                                                                        ------------
 Total Common Stocks
  (cost: $ 8,153,763)..............................................................        7,839,820
                                                                                        ------------
 Total Investment Securities
  (cost: $ 12,179,862).............................................................     $ 12,078,528
                                                                                        ============

 SUMMARY
  Investments at market value ............................................    94.96%       $ 12,078,528
  Other Assets in
     Excess of Liabilities ...............................................     5.04%            642,232
                                                                             ------        ------------
  Net Assets .............................................................   100.00%       $ 12,720,760
                                                                             ======        ============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO NET ASSETS.

                              MARKET VALUE     PERCENTAGE
                             --------------   -----------
   Denmark ...............   $    632,244       4.97%
   Germany ...............        747,881       5.88%
   Italy .................        564,294       4.44%
   Japan .................      1,399,447      11.00%
   United States .........      9,376,894      73.71%
                             ------------     ------
    Net Assets ...........   $ 12,720,760     100.00%
                             ============     ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) Prior to March 1, 1997, this portfolio was named Meridian/
    INVESCO Global Sector.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
            --------------------------------------------------------

                                                  NUMBER OF        MARKET
                                                   SHARES           VALUE
                                                  ---------      ----------
PREFERRED STOCKS (B)
  MEDICAL INSTRUMENTS & SUPPLIES (B)
 Fresenuis National Medical
     Care (a) .................................     4,500      $       315
                                                               -----------
 Total Preferred Stocks
  (cost: $ 624)...........................................             315
                                                               -----------
COMMON STOCKS (89.46%)
  AEROSPACE (4.36%)
 Boeing Company ...............................    91,200        4,463,100
 Sundstrand Corporation .......................    61,550        3,100,581
  AIR TRANSPORTATION (3.38%)
 AMR Corporation (a) ..........................    11,000        1,413,500
 Delta Air Lines, Inc. ........................    37,500        4,462,500
  AUTOMOTIVE (1.17%)
 General Motors Corporation ...................    33,500        2,030,938
  CHEMICALS & ALLIED PRODUCTS (7.99%)
 Air Products and Chemicals, Inc...............    15,800        1,299,550
 E. I. du Pont de Nemours and
     Company ..................................    22,400        1,345,400
 IMC Global, Inc. .............................    55,700        1,824,175
 Morton International, Inc. ...................    72,000        2,475,000
 Praxair, Inc. ................................    65,000        2,925,000
 W.R. Grace & Company .........................    49,500        3,981,656
  COMMERCIAL BANKS (11.42%)
 Bank of New York Company, Inc.................    60,500        3,497,656
 Chase Manhattan Corporation ..................    34,400        3,766,800
 First Union Corporation ......................    98,800        5,063,500
 Fleet Financial Group, Inc. ..................     3,000          224,813
 National City Corporation ....................    46,600        3,063,950
 Norwest Corporation ..........................   108,400        4,186,950
  COMMUNICATION (2.34%)
 U S West Communications
     Group ....................................   140,600        4,059,825
  CONSTRUCTION (0.18%)
 Foster Wheeler Corporation ...................    11,800          319,338
  DEPARTMENT STORES (2.09%)
 Federated Department Stores,
     Inc. (a) .................................    84,000        3,617,250
  ELECTRONIC COMPONENTS & ACCESSORIES (1.88%)
 Texas Instruments, Inc. ......................    72,600        3,267,000

                                                  NUMBER OF        MARKET
                                                   SHARES           VALUE
                                                  ---------      ----------


COMMON STOCKS (CONTINUED)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.64%)
 Emerson Electric Company .....................    61,600      $ 3,476,550
 Maytag Corporation ...........................    15,000          559,688
 Thomas & Betts Corporation ...................    48,300        2,282,175
  ENGINEERING & MANAGEMENT SERVICES (0.87%)
 Halliburton Company ..........................    29,000        1,506,188
  FABRICATED METAL PRODUCTS (1.21%)
 Cooper Industries, Inc. ......................    42,700        2,092,300
  FORESTRY (0.16%)
 Weyerhaeuser Company .........................     5,600          274,750
  HEALTH SERVICES (1.35%)
 Columbia/HCA Healthcare
     Corporation ..............................    78,900        2,337,413
  INDUSTRIAL MACHINERY & EQUIPMENT (10.31%)
 Case Corporation .............................    36,000        2,175,750
 Caterpillar Inc. .............................    86,000        4,176,375
 Deere & Company ..............................    81,450        4,749,553
 Flowserve Corporation ........................     6,968          194,669
 Harnischfeger Industries, Inc. ...............    32,000        1,130,000
 Ingersoll-Rand Company .......................    46,500        1,883,250
 Kennametal, Inc. .............................    12,300          637,294
 United Technologies Corporation...............    28,200        2,053,313
 York International Corporation ...............    22,300          882,244
  INSTRUMENTS & RELATED PRODUCTS (0.77%)
 Xerox Corporation ............................    18,000        1,328,625
  INSURANCE (12.16%)
 Aetna Inc. ...................................    45,500        3,210,594
 Allstate Corporation .........................    46,400        4,216,600
 American International Group,
     Inc. .....................................    20,300        2,207,625
 Hartford Financial Services
     Group, Inc. ..............................    24,000        2,245,500
 Loews Corporation ............................    54,000        5,730,750
 Travelers Property Casualty Corp..............    79,000        3,476,000
  MACHINERY, EQUIPMENT & SUPPLIES (2.05%)
 W.W. Grainger, Inc. ..........................    36,500        3,547,344
  MOTION PICTURES (2.18%)
 Time Warner, Inc. ............................    61,000        3,782,000

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                   (continued)
            --------------------------------------------------------

                                                    NUMBER OF        MARKET
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONTINUED)
  MOTOR VEHICLES, PARTS & SUPPLIES (0.43%)
 Exide Corporation ...........................         28,500    $     737,438
  OIL & GAS EXTRACTION (9.28%)
 Dresser Industries, Inc. ....................         74,200        3,111,763
 Noble Affiliates, Inc. ......................         32,500        1,145,625
 Noble Drilling Corporation (a) ..............         57,600        1,764,000
 Reading & Bates Corporation (a)..............         51,100        2,139,813
 Santa Fe International
     Corporation .............................         52,200        2,123,888
 Transocean Offshore, Inc. ...................         78,800        3,797,175
 United Meridian Corporation (a)..............         71,500        2,010,938
  PAPER & ALLIED PRODUCTS (0.63%)
 Champion International
     Corporation .............................         24,300        1,101,092
  PERSONAL CREDIT INSTITUTIONS (0.56%)
 Household International, Inc. ...............          7,650          975,851
  PETROLEUM REFINING (0.97%)
 Coastal Corporation .........................         27,300        1,690,892
  PRIMARY METAL INDUSTRIES (2.80%)
 Alumax Inc. (a) .............................         74,600        2,536,400
 Reynolds Metals Company .....................          7,900          474,000
 USX-US Steel Group, Inc. ....................         59,000        1,843,750
  RAILROADS (1.03%)
 Burlington Northern Santa Fe ................         19,200        1,784,400
  SECURITY & COMMODITY BROKERS (0.76%)
 Bear Stearns Companies, Inc. ................         27,750        1,318,124
  TRANSPORTATION EQUIPMENT (0.30%)
 Halter Marine Group, Inc. (a) ...............          4,593          132,622
 Trinity Industries, Inc. ....................          8,800          392,700
  WATER TRANSPORTATION (1.17%)
 Tidewater, Inc. .............................         36,900        2,034,113
  WHOLESALE TRADE NONDURABLE GOODS (2.02%)
 Unilever NV - NY Shares -ADR ................         56,000        3,496,500
                                                                 -------------
 Total Common Stocks
  (cost: $ 132,553,394).....................................       155,156,116
                                                                 -------------



                                                   PRINCIPAL        MARKET
                                                    AMOUNT           VALUE
                                                   ---------      ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (4.01%)
 U. S. Treasury Bill
     5.15%, due 02/19/98 .....................    $ 7,000,000    $   6,950,908
                                                                 -------------
 Total Short-Term U.S. Government Obligations
  (cost: $ 6,950,908)........................................        6,950,908
                                                                 -------------
SHORT-TERM OBLIGATION (6.79%)
 Investors Bank & Trust Company (c)
   5.90%, Repurchase
     Agreement dated 12/31/97
     to be repurchased at
     $ 11,778,025 on 01/02/98.................     11,774,166       11,774,166
                                                                 -------------
 Total Short-Term Obligation
  (cost: $ 11,774,166).......................................       11,774,166
                                                                 -------------
 Total Investment Securities
  (cost: $ 151,279,092)......................................    $ 173,881,505
                                                                 =============


 SUMMARY
  Investments at market value ............................................     100.26%      $ 173,881,505
  Other Liabilities in
   Excess of Assets ......................................................    ( 0.26%)          (446,049)
                                                                              -------       -------------
  Net Assets .............................................................    100.00%       $173,435,456
                                                                              =======       =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) Percentage is less than .01%.
(c) Collateralized by $ 4,980,000 Federal Home Loan Mortgage Corporation London Interbank Offered Rate Floater-Series 1499-Class FD 7.13% due 04/15/23;
    $ 10,015,000 Federal National Mortgage Association ARM 7.00% due
    09/01/26; market value and accrued interest aggregated $ 3,925,047 and $ 8,439,146, respectively, for the collateral at December 31, 1997.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
            --------------------------------------------------------

                                                   PRINCIPAL             MARKET
                                                    AMOUNT                VALUE
                                                   ---------            ----------
CONVERTIBLE BONDS (0.12%)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.12%)
 Sony Corporation
     1.40%, due 03/31/05 ......................   $ 2,000,000            $ 22,794
                                                                         --------
 Total Convertible Bonds
 (cost: $22,235)..............................................             22,794
                                                                         --------

                                                   NUMBER OF             MARKET
                                                    SHARES               VALUE
                                                  -----------            --------
CONVERTIBLE PREFERRED STOCKS (0.02%)
  COMMERCIAL BANKS (0.02%)
 Banco Comercial Portugues, SA ................            65            $  4,796
                                                                         --------
 Total Convertible Preferred Stocks
 (cost: $4,412)...............................................              4,796
                                                                         --------
PREFERRED STOCKS (0.68%)
  MEDICAL INSTRUMENTS & SUPPLIES (0.14%)
 Fresenius Medical Care AG (a) ................           518              27,938
  TELECOMMUNICATIONS (0.54%)
 Telecomunicacoes de Sao
     Paulo S/A ................................       399,151             106,222
                                                                         --------
 Total Preferred Stocks
 (cost: $157,197).............................................            134,160
                                                                         --------
COMMON STOCKS (91.79%)
  AEROSPACE (0.42%)
 British Aerospace Plc ........................         2,944              83,963
  AGRICULTURE (0.07%)
 Malakoff Berhad ..............................         7,000              14,621
  AIR TRANSPORTATION (0.05%)
 Hong Kong Aircraft Engineering
     Company Ltd. .............................         1,500               3,775
 Singapore Airlines Ltd. ......................         1,000               6,548
  AMUSEMENT & RECREATION SERVICES (2.36%)
 Airtours Plc .................................        10,290             209,742
 Granada Group Plc ............................        14,899             227,766
 NAMCO Ltd. ...................................         1,000              29,087
  APPAREL PRODUCTS (0.12%)
 Giordano International, Limited ..............        66,000              22,788

                                                       NUMBER OF        MARKET
                                                        SHARES           VALUE
                                                       ---------      ----------


COMMON STOCKS (CONTINUED)
  AUTOMOTIVE (2.88%)
 GKN Plc ......................................         1,550            $ 31,772
 Honda Motor Company, Ltd. ....................         8,000             294,091
 Mitsubishi Motors
     Corporation (a) ..........................         3,000              23,715
 Nissan Motor Company, Ltd. ...................         8,000              33,154
 Qingling Motors Company ......................        20,000               9,810
 Renault SA (a) ...............................         3,022              85,002
 Volkswagen AG ................................           164              92,281
  BEER, WINE, & DISTILLED BEVERAGES (0.69%)
 Guinness Plc .................................        10,700              97,969
 Sapporo Breweries, Ltd. ......................        12,000              37,759
  BEVERAGES (0.86%)
 Coca-Cola Amatil, Ltd. .......................        10,600              79,232
 Panamerican Beverages, Inc. -
     Class A ..................................         2,784              90,828
  BUSINESS SERVICES (0.34%)
 Hutchison Whampoa Limited ....................         2,000              12,546
 Nichiei ......................................           300              32,003
 SEMA Group Plc ...............................           919              22,358
  CHEMICALS & ALLIED PRODUCTS (1.74%)
 BASF AG ......................................           740              26,230
 Croda International Plc ......................         4,900              33,870
 ICI Australia Limited ........................         1,770              12,404
 Johnson Matthey Plc ..........................           830               7,436
 Rhone-Poulenc - Class A ......................         1,100              49,271
 SGL Carbon AG ................................         1,071             138,155
 Shin-Etsu Chemical Co., Ltd. .................         4,000              76,439
  COMMERCIAL BANKS (13.32%)
 ABN Amro Holding N.V. ........................         3,965              77,266
 Alpha Credit Bank ............................           580              33,853
 Australia & New Zealand Banking
     Group Ltd. ...............................         3,495              23,103
 Banco Bilbao Vizcaya, S.A. ...................         3,500             113,029
 Banco Comercial Portugues, SA ................         4,849              99,204
 Banco Comercial Portugues, SA -
     Sponsored ADR ............................         1,909              38,657
 Banco Santander ..............................         2,952              98,426
 Bank of Scotland .............................         7,647              69,513
 Barclays Plc .................................         2,400              63,942
 Bayerische Vereinsbank AG ....................         1,948             127,484
 BHW Holding AG (a) ...........................         8,250             135,321
 Commerzbank AG - new (a) .....................           213               8,385

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                            NUMBER OF     MARKET
                                                                             SHARES        VALUE
                                                                            ---------   ----------
COMMON STOCKS (CONTINUED)
  COMMERCIAL BANKS (CONTINUED)
 Commerzbank AG ..........................................................    2,984     $ 117,469
 Credito Italiano ........................................................   36,259       112,146
 Dao Heng Bank Group Ltd. ................................................    5,000        12,488
 Den Danske Bank .........................................................    1,183       157,662
 Development Bank of Singapore
     Limited .............................................................    1,000         8,571
 Generale de Banque SA ...................................................      296       128,909
 Grupo Financiero Bancomer -
     Sponsored ADR (a) (b) ...............................................    3,991        51,881
 HSBC Holdings Plc .......................................................    3,500        86,286
 Industrial Bank of Japan ................................................    5,000        35,687
 ING Groep N.V. ..........................................................    6,449       271,704
 Investor AB - Class B ...................................................      373        18,187
 Istituto Bancario San Paolo
     di Torino ...........................................................    6,458        62,018
 Lloyds TSB Group Plc ....................................................    6,117        79,643
 Merita Ltd. - Class A ...................................................   22,708       124,233
 Metropolitan Bank &
     Trust Company .......................................................    5,520        37,605
 National Australia Bank, Ltd. ...........................................    1,100        15,367
 National Westminster Bank Plc ...........................................    3,260        54,552
 Sanwa Bank, Ltd. ........................................................    7,000        70,913
 Sumitomo Bank, Ltd. .....................................................    5,000        57,176
 Uniao de Bancos Brasileiros S.A. -
     Sponsored GDR (a) ...................................................    4,842       155,852
 Union Bank of Switzerland -
     Class B .............................................................       63        91,097
  COMMUNICATION (1.25%)
 Cordiant Communications
     Group Plc ...........................................................    8,847        15,997
 EMI Group Plc ...........................................................    3,013        25,158
 Reed International Plc ..................................................   18,179       173,319
 Reuters Holdings Plc ....................................................    1,600        17,490
 Saatchi & Saatchi Plc (a) ...............................................    8,847        15,852
  COMMUNICATIONS EQUIPMENT (1.72%)
 ECI Telecommunications Ltd. .............................................    4,917       125,384
 NTT Data Corporation ....................................................       40       215,810
  COMPUTER & DATA PROCESSING SERVICES (1.56%)
 Baan Company, N.V. (a) ..................................................    2,790        91,394
 Cap Gemini SA ...........................................................    1,659       136,022
 Dimension Data Holdings
     Limited (a) .........................................................   18,673        80,621

                                                                          NUMBER OF        MARKET
                                                                           SHARES           VALUE
                                                                         ---------      ----------

COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (0.29%)
 Acer Incorporation - GDR (a) ............................................    1,125     $   8,609
 Comverse Technology, Inc. (a) ...........................................    1,252        48,672
  CONSTRUCTION (0.97%)
 Cheung Kong Infrastructure
     Holdings ............................................................    6,000        16,960
 Hi Cement Corporation ...................................................   20,000         1,525
 Suez Lyonnaise des Eaux .................................................    1,215       134,439
 Toda Corporation ........................................................   14,000        38,143
  DEPARTMENT STORES (0.62%)
 Credit Saison Co., Ltd. .................................................    5,000       123,561
  ELECTRIC SERVICES (2.68%)
 BSES Ltd. - GDR Registered
     Shares (a) ..........................................................      682        11,935
 China Light & Power Company
     Ltd. ................................................................    3,000        16,651
 Energie-Versorgung
     Niederoesterreich AG ................................................      593        77,946
 Hongkong Electric Holdings Ltd. .........................................    5,000        19,006
 National Grid Group Plc .................................................    4,400        20,903
 National Power Plc ......................................................    9,500        93,540
 Severn Trent Plc ........................................................    4,222        67,874
 Siemens AG ..............................................................    2,136       126,485
 Sumitomo Electric Industries ............................................    5,000        68,304
 Tohoku Electric Power
     Company, Inc. .......................................................    1,000        15,196
 VEBA AG .................................................................      210        14,304
  ELECTRONIC COMPONENTS & ACCESSORIES (0.66%)
 Elec & Eltek International
     Company Ltd. ........................................................      300         1,374
 Electrocomponents Plc ...................................................   12,259        91,286
 Fairey Group Plc ........................................................    3,000        25,397
 General Electric Company Plc ............................................    1,800        11,673
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.64%)
 Canon, Inc. .............................................................    8,000       186,646
 Electrolux AB - Series B ................................................      323        22,423
 Hitachi Ltd. ............................................................    5,000        35,687
 Hitachi Maxell ..........................................................    4,000        70,606
 Matsushita Electric Industrial
     Company, Ltd. .......................................................    6,000        87,951
 Mitsumi Electric Company, Ltd. ..........................................    2,000        28,550
 Murata Manufacturing Co., Ltd. ..........................................    1,000        25,403

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

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

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                            NUMBER OF     MARKET
                                                                             SHARES        VALUE
                                                                            ---------   ----------
COMMON STOCKS (CONTINUED)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (CONTINUED)
 Nintendo Company Ltd. .................................................       400      $39,601
 Nitto Denko Corp. .....................................................     2,000       34,536
 Philips Electronics N.V. ..............................................     1,446       86,746
 Sony Corporation ......................................................     3,200      284,881
 Uniden Corporation ....................................................     2,000       16,117
  ENGINEERING & MANAGEMENT SERVICES (3.75%)
 ABB AG (a) ............................................................       191      239,960
 Autoliv, Inc. .........................................................     4,476      145,781
 Hoganas AB - Class B ..................................................     3,030       92,768
 Howard Smith, Limited .................................................     2,390       19,849
 LucasVarity Plc .......................................................    38,677      136,691
 VA Technologie AG .....................................................       704      106,918
  ENVIRONMENTAL SERVICES (0.94%)
 Compagnie Generale des Eaux ...........................................     1,329      185,473
  FOOD STORES (2.23%)
 Carrefour SA ..........................................................       258      134,594
 Companhia Brasileira de
     Distribuicao Grupo Pao de
     Acucar - Sponsored GDR ............................................     3,675       71,203
 Nestle SA .............................................................        81      121,395
 Safeway Plc ...........................................................     9,000       50,744
 Tesco Plc .............................................................     7,875       64,077
  FOOD & KINDRED PRODUCTS (1.24%)
 Burns, Philp & Company, Ltd. ..........................................     7,636        1,195
 Cultor Oy .............................................................     1,664       90,425
 Devro Plc .............................................................     7,882       48,846
 Gruma S.A. - Class B (a) ..............................................     7,297       28,957
 Nippon Meat Packers, Inc. .............................................     4,000       54,643
 San Miguel Corporation - Class B.......................................    17,000       21,038
  FURNITURE & HOME FURNISHINGS (0.09%)
 Industrie Natuzzi Spa -
     Sponsored ADR .....................................................       878       18,109
  GAS PRODUCTION & DISTRIBUTION (0.77%)
 BG Plc ................................................................    13,755       61,953
 Hong Kong and China Gas
     Company Ltd. ......................................................    12,000       23,233
 Osaka Gas Co. .........................................................    29,000       66,324
  HOLDING & OTHER INVESTMENT OFFICES (1.75%)
 Citic Pacific Ltd. ....................................................     5,000       19,877
 Compagnie Financiere de Paribas........................................     1,400      121,648
 Cosco Pacific Ltd. ....................................................    15,000       12,197

                                                                         NUMBER OF        MARKET
                                                                          SHARES          VALUE
                                                                         ---------      ----------


COMMON STOCKS (CONTINUED)
   HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
 Grupo Carso SA de CV -
     Sponsored ADR .....................................................     4,033      $53,727
 Guangdong Investment Ltd. (a) .........................................    28,000       18,612
 IS Himalayan Fund N.V. (a) ............................................     1,000       10,700
 Kinnevik AB - Class B .................................................       624       10,339
 Montedison S.p.A. .....................................................   111,728      100,158
  HOTELS & OTHER LODGING PLACES (C )
 Lai Sun Hotels International
     Ltd-warrants ......................................................       122            1
  INDUSTRIAL MACHINERY & EQUIPMENT (3.19%)
 Blue Circle Industries Plc ............................................     4,595       25,794
 Coflexip SA - Sponsored ADR ...........................................     2,262      125,541
 Hitachi Construction Machinery
     Co., Ltd. .........................................................     4,000       12,617
 Holderbank Financiere Glarus
     AG - Class B ......................................................        69       56,311
 Sandvik AB - Class B ..................................................     3,550      101,532
 Siebe Plc .............................................................    13,692      268,958
 Sumitomo Metal Industries .............................................     2,000       39,754
  INSURANCE (1.56%)
 Commercial Union Plc ..................................................     4,895       68,314
 General Accident Plc ..................................................     1,600       28,799
 Legal & General Group Plc .............................................     2,000       17,687
 Royal & Sun Alliance Insurance
     Group Plc .........................................................     9,703       97,772
 Schweizerische
     Rueckversicherungs-
     Gesellschaft ......................................................        51       95,394
  INSURANCE AGENTS, BROKERS & SERVICE (3.03%)
 Axa-UAP ...............................................................     3,554      274,979
 Pohjola Insurance Group -
     Class B ...........................................................       489       18,134
 Sampo Insurance Company Ltd. -
     Class A ...........................................................     1,109       36,648
 Zurich Versicherungs-Gesellschaft......................................       565      269,232
  IRON & STEEL FOUNDRIES (0.70%)
 Usinor Sacilor SA .....................................................     9,638      139,150
  LIFE INSURANCE (0.45%)
 Prudential Corporation Plc ............................................     7,250       88,356
  MACHINERY, EQUIPMENT & SUPPLIES (3.16%)
 Mannesmann AG .........................................................       688      347,730
 Minebea Company Ltd. ..................................................     2,000       21,489

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                          NUMBER OF     MARKET
                                                                           SHARES        VALUE
                                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
  MACHINERY, EQUIPMENT & SUPPLIES (CONTINUED)
 Schneider SA ..........................................................    4,540     $ 246,498
 SMC Corporation .......................................................      100         8,826
  MANUFACTURING INDUSTRIES (0.89%)
 Barlow Limited ........................................................    4,176        35,458
 Johnson Electric Holdings, Ltd. (a)....................................   13,500        38,858
 Oerlikon-Buehrle Holding AG ...........................................      730       102,458
  MEDICAL INSTRUMENTS & SUPPLIES (1.05%)
 BOC Group Plc .........................................................      750        12,526
 Fresenius Medical Care AG (a) .........................................    2,947       195,811
  MINING (0.42%)
 Billiton Plc (a) ......................................................   20,773        53,269
 Broken Hill Proprietary
     Company, Ltd. .....................................................    1,250        11,612
 WMC Limited ...........................................................    5,330        18,589
  MOTOR VEHICLES, PARTS & SUPPLIES (1.45%)
 Daimler-Benz AG .......................................................    1,723       120,902
 PT Astra International ................................................   30,500         8,124
 Valeo SA ..............................................................    2,340       158,695
  OIL & GAS EXTRACTION (4.76%)
 Elf Aquitaine SA ......................................................      750        87,224
 ENI SPA ...............................................................    2,876        16,422
 OMV AG ................................................................      403        55,844
 Petronas Gas Berhad (a) ...............................................    6,000        13,693
 Repsol S.A. ...........................................................    4,800       204,376
 Saipem S.p.A. .........................................................   14,623        76,958
 Shell Transport & Trading
     Company ...........................................................   16,294       114,368
 Total SA - Class B ....................................................    3,301       359,222
 Woodside Petroleum Limited ............................................    2,100        14,812
  PERSONAL SERVICES (0.37%)
 Hays Plc ..............................................................    5,514        73,466
  PETROLEUM & COAL PRODUCTS (0.55%)
 Nippon Oil Co. ........................................................    6,000        15,518
 Perez Companc S.A. ....................................................   13,042        93,139
  PHARMACEUTICALS (4.59%)
 Fujisawa Pharmaceutical Co., Ltd.......................................    4,000        34,996
 Glaxo Wellcome Plc ....................................................    3,530        84,224
 Medeva Plc ............................................................   10,361        27,591
 Novartis AG ...........................................................      237       384,561
 Roche Holding AG ......................................................       20       198,617

                                                                       NUMBER OF        MARKET
                                                                        SHARES           VALUE
                                                                       ---------      ----------

COMMON STOCKS (CONTINUED)
  PHARMACEUTICALS (CONTINUED)
 Teva Pharmaceutical Industries
     Ltd. - Sponsored ADR ..............................................    1,655     $  78,302
 Zeneca Group Plc ......................................................    2,815        99,790
  PRIMARY METAL INDUSTRIES (0.90%)
 Iscor Limited .........................................................   23,096         6,838
 Nippon Steel Corporation ..............................................    7,000        10,368
 Sumitomo Metal Industries .............................................    7,000         8,972
 Sumitomo Sitix Corporation ............................................    4,000        42,671
 Tubos de Acero de Mexico SA -
     Sponsored ADR (a) .................................................    5,100       110,288
  PRINTING & PUBLISHING (1.55%)
 Elsevier NV ...........................................................    8,273       133,870
 Singapore Press Holdings Ltd. (a)......................................    1,000        12,560
 Verenigde Nederlandse
     Uitgeversbedrijven
     Verenigd Bezit ....................................................    5,744       162,090
  PUBLIC ADMINISTRATION (0.01%)
 Shenzhen Expressway Company
     Ltd. (a) ..........................................................   12,000         2,323
  RADIO & TELEVISION BROADCASTING (0.59%)
 Grupo Televisa S.A. - Sponsored
     GDR (a) ...........................................................    3,000       116,063
  RAILROADS (1.46%)
 East Japan Railway Co. ................................................       15        67,805
 Railtrack Group Plc ...................................................   13,893       220,837
  REAL ESTATE (0.91%)
 British Land Company Plc ..............................................    8,050        90,114
 Cheung Kong Holdings, Ltd. ............................................    3,000        19,652
 DBS Land, Ltd. ........................................................    5,000         7,679
 Mitsui Fudosan Co., Ltd. ..............................................    3,000        29,010
 New World Development
     Company, Ltd. .....................................................        1             3
 Sumitomo Realty & Development
     Co., Ltd. .........................................................    6,000        34,536
  RESIDENTIAL BUILDING CONSTRUCTION (0.29%)
 Berkeley Group Plc ....................................................    5,680        58,355
  RETAIL TRADE (1.73%)
 D.F.S. Furniture Company Plc ..........................................    5,011        42,833
 Marks & Spencer Plc ...................................................    7,355        72,420
 Marui Co. .............................................................    5,000        77,897

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                            NUMBER OF       MARKET
                                                                             SHARES          VALUE
                                                                            ---------     ----------
COMMON STOCKS (CONTINUED)
  RETAIL TRADE (CONTINUED)
 Mycal Corporation ......................................................     4,000      $     33,461
 Vendex International N.V. ..............................................     1,632            90,094
 Woolworths Limited .....................................................     7,580            25,349
  RESTAURANTS (0.09%)
 Compass Group Plc ......................................................     1,385            17,052
  RUBBER & MISC. PLASTIC PRODUCTS (0.64%)
 Bridgestone Corp. ......................................................     2,000            43,438
 Compagnie Generale des
     Etablissements Michelin -
     Class B ............................................................     1,642            82,659
  STONE, CLAY & GLASS PRODUCTS (0.13%)
 Asahi Glass Company, Ltd. ..............................................     2,000             9,517
 BPB Plc ................................................................     1,600             8,942
 PT Mulia Industrindo ...................................................    57,000             6,658
  TELECOMMUNICATIONS (6.91%)
 Alcatel Alsthom ........................................................       295            37,494
 British Telecommunications Plc .........................................    13,827           108,303
 Japan Telecom Company
     Limited (a) ........................................................        20            17,652
 NetCom Systems AB -
     Class B (a) ........................................................     2,190            47,045
 Nippon Telegraph & Telephone
     Corp. ..............................................................         4            34,382
 Nokia Oyj - Class A ....................................................     1,943           135,907
 Telecom Corporation of New
     Zealand Limited (a) ................................................     3,700            17,950
 Telecom Italia Mobile
     SpA ordinary .......................................................    38,984           179,848
 Telecom Italia Mobile SpA -
     Class NC ...........................................................    59,593           168,586

                                                                           NUMBER OF        MARKET
                                                                            SHARES           VALUE
                                                                          ---------      ----------


COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 Telecom Italia SpA .....................................................    32,900      $    157,964
 Telecomunicacoes Brasileiras S/A -
     Sponsored ADR ......................................................     1,589           185,119
 Telecomunicacoes Brasileiras S/A........................................   360,000            36,613
 Telefonica de Espana ...................................................     3,870           110,273
 Telefonica del Peru S.A. -
     Sponsored ADR ......................................................     5,340           124,488
 Videsh Sanchar Nigam Ltd. -
     GDR (a) ............................................................       500             7,012
  TEXTILE MILL PRODUCTS (0.69%)
 Adidas AG ..............................................................       828           108,926
 Toray Industries, Inc. .................................................     6,000            26,937
  TRANSPORTATION EQUIPMENT (0.06%)
 Ishikawajima-Harima Heavy
     Industries Co., Ltd. ...............................................     8,000            11,971
  TRANSPORTATION & PUBLIC UTILITIES (1.04%)
 BAA Plc ................................................................     5,820            47,642
 Brambles Industries, Ltd. ..............................................     7,935           157,512
  WATER TRANSPORTATION (0.57%)
 IHC Caland N.V. ........................................................     2,180           113,140
  WHOLESALE TRADE DURABLE GOODS (0.05%)
 Itochu Corporation .....................................................     6,000             9,439
                                                                                         ------------
 Total Common Stocks
 (cost: $ 17,984,090)..............................................................        18,171,153
                                                                                         ------------
 Total Investment Securities
 (cost: $ 18,167,934)..............................................................      $ 18,332,903
                                                                                         ============

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                   (continued)
            --------------------------------------------------------

SUMMARY
 Investments at market value .............................................           92.61%     $ 18,332,903
 Other Assets in
     Excess of Liabilities ...............................................            7.39%       1,461,864
                                                                                    ------      ------------
 Net Assets ..............................................................          100.00%     $19,794,767
                                                                                    ======      ============
INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO NET ASSETS.
                                                                                  MARKET
                                                                                  VALUE          PERCENTAGE
                                                                                  --------      ------------
  Argentina ..............................................................    $     93,139             0.47%
  Australia ..............................................................         379,026             1.91%
  Austria ................................................................         240,708             1.22%
  Belgium ................................................................         128,909             0.65%
  Brazil .................................................................         142,835             0.72%
  Denmark ................................................................         157,662             0.80%
  Finland ................................................................         405,347             2.05%
  France .................................................................       2,232,369            11.28%
  Germany ................................................................       1,587,422             8.02%
  Greece .................................................................          33,853             0.17%
  Hong Kong ..............................................................         335,067             1.69%
  Indonesia ..............................................................          14,783             0.07%
  Italy ..................................................................         874,101             4.42%
  Japan ..................................................................       2,696,032            13.62%
  Malaysia ...............................................................          28,314             0.14%
  Mexico .................................................................          28,957             0.15%
  Netherlands ............................................................       1,026,305             5.18%
  New Zealand ............................................................          17,950             0.09%
  Philippines ............................................................          60,910             0.31%
  Portugal ...............................................................          99,204             0.50%
  Singapore ..............................................................          35,357             0.18%
  South Africa ...........................................................         122,917             0.62%
  Spain ..................................................................         526,105             2.66%
  Sweden .................................................................         438,075             2.21%
  Switzerland ............................................................       1,559,024             7.88%
  United Kingdom .........................................................       3,630,737            18.34%
  United States ..........................................................       2,899,659            14.65%
                                                                              ------------      ------------
   Net Assets ............................................................    $ 19,794,767           100.00%
                                                                              ============      ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(c) Industry percentage is less than .01%.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
            --------------------------------------------------------

                                                                            NUMBER OF     MARKET
                                                                             SHARES        VALUE
                                                                            ---------   ----------
CONVERTIBLE PREFERRED STOCKS (0.57%)
  COMPUTER & DATA PROCESSING SERVICES (0.55%)
 Microsoft Corporation ..................................................    2,642     $ 237,450
  TELECOMMUNICATIONS (0.02%)
 AirTouch Communications, Inc. -
     Series B ...........................................................      206         7,339
                                                                                       ---------
 Total Convertible Preferred Stocks
  (cost: $ 240,755)...............................................................       244,789
                                                                                       ---------
COMMON STOCKS (87.24%)
  AEROSPACE (3.01%)
 Allied Signal Inc. (d) .................................................   17,373       676,461
 Boeing Company .........................................................    1,453        71,106
 Lockheed Martin Corporation ............................................    1,008        99,288
 Textron, Inc. ..........................................................    7,141       446,313
  AIR TRANSPORTATION (0.53%)
 Continental Airlines, Inc. -
     Class B (a) ........................................................    3,655       175,897
 Delta Air Lines, Inc. ..................................................      421        50,099
  AUTO REPAIR, SERVICES & PARKING (0.04%)
 UNOVA, Inc. (a) ........................................................      928        15,254
  AUTOMOTIVE (0.56%)
 Echlin Inc. ............................................................      439        15,886
 Ford Motor Company .....................................................    3,106       151,223
 General Motors Corporation .............................................      552        33,465
 ITT Industries, Inc. ...................................................    1,275        40,003
  BEVERAGES (1.89%)
 Anheuser-Busch Companies,
     Inc. (d) ...........................................................    7,309       321,596
 Coca-Cola Company ......................................................      261        17,389
 PepsiCo, Inc. (d) ......................................................   13,026       474,635
  BUSINESS SERVICES (2.06%)
 Catalina Marketing
     Corporation (a) ....................................................      825        38,156
 Cendant Corporation (a) ................................................    2,183        75,041
 Equifax, Inc. ..........................................................   13,860       491,164
 Interpublic Group of
     Companies, Inc. ....................................................    5,056       251,852
 Metromedia International
     Group, Inc. (a) ....................................................      709         6,736
 Viad Corp ..............................................................    1,184        22,866
  CHEMICALS & ALLIED PRODUCTS (4.22%)
 Air Products and Chemicals, Inc.........................................    1,627       133,821

                                                                           NUMBER OF      MARKET
                                                                            SHARES        VALUE
                                                                           --------     ----------

COMMON STOCKS (CONTINUED)
  CHEMICALS & ALLIED PRODUCTS (CONTINUED)
 Airgas, Inc. (a) .......................................................    3,025     $  42,350
 Avery Dennison Corporation .............................................      845        37,814
 Avon Products, Inc. ....................................................    1,847       113,360
 Colgate-Palmolive Company ..............................................    2,171       159,569
 E. I. du Pont de Nemours and
     Company ............................................................   10,088       605,911
 Gillette Company .......................................................      500        50,219
 IMC Global, Inc. .......................................................    1,841        60,293
 International Flavors &
     Fragrances, Inc. ...................................................      533        27,450
 Morton International, Inc. .............................................    4,731       162,628
 PPG Industries, Inc. ...................................................      289        16,509
 Procter & Gamble Company ...............................................    4,684       373,842
 W.R. Grace & Company ...................................................      371        29,842
  COMMERCIAL BANKS (4.87%)
 AmSouth Bancorporation .................................................      578        31,393
 Bank of New York Company, Inc...........................................    2,506       144,878
 BankAmerica Corporation ................................................    2,088       152,424
 BankBoston Corporation .................................................    2,445       229,677
 Barnett Banks, Inc. ....................................................      434        31,194
 Chase Manhattan Corporation ............................................    1,574       172,353
 Citicorp ...............................................................    4,497       568,589
 Crestar Financial Corporation ..........................................      615        35,055
 First Chicago NBD Corporation ..........................................      620        51,770
 Fleet Financial Group, Inc. ............................................      680        50,958
 ING Groep N.V. - ADR ...................................................    1,110        46,967
 Mellon Bank Corporation ................................................    1,582        95,909
 Norwest Corporation ....................................................    1,157        44,689
 State Street Corporation ...............................................    1,891       110,033
 Summit Bancorp. ........................................................      926        49,310
 U.S. Bancorp ...........................................................      605        67,722
 Wells Fargo & Company ..................................................      619       210,112
  COMMUNICATION (1.20%)
 Comcast Corporation - Class A ..........................................    4,547       143,515
 Comcast UK Cable Partners
     Limited - Class A (a) ..............................................    1,500        14,156
 NTL Incorporated (a) ...................................................    6,608       184,198
 Tele-Communications TCI
     Ventures Group - Class A (a) .......................................    1,142        32,333
 Tele-Communications, Inc. -
     Class A (a) ........................................................    5,023       140,330
  COMMUNICATIONS EQUIPMENT (C)
 Northern Telecom Limited ...............................................        1            89

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                            NUMBER OF     MARKET
                                                                             SHARES        VALUE
                                                                            ---------   ----------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (2.71%)
 Automatic Data Processing, Inc. ........................................    5,286     $ 324,428
 ChoicePoint Inc. .......................................................       99         4,727
 Computer Associates
     International, Inc. ................................................    3,775       199,577
 First Data Corporation .................................................   16,851       492,892
 Microsoft Corporation (a) ..............................................      650        84,013
 Sun Microsystems, Inc. (a) .............................................    1,262        50,322
 Symantec Corporation (a) ...............................................      310         6,801
  COMPUTER & OFFICE EQUIPMENT (3.36%)
 Cisco Systems, Inc. (a) ................................................    4,707       262,415
 Compaq Computer Corporation ............................................      369        20,825
 Hewlett-Packard Company ................................................    3,208       200,500
 International Business Machines
     Corporation ........................................................    6,540       683,839
 Pitney Bowes, Inc. .....................................................    2,630       236,536
 Storage Technology
     Corporation (a) ....................................................      605        37,472
  DEPARTMENT STORES (2.43%)
 Dayton Hudson Corporation ..............................................    2,551       172,193
 Federated Department
     Stores, Inc. (a) ...................................................    2,825       121,652
 Sears, Roebuck and Co. .................................................    5,648       255,572
 Wal-Mart Stores, Inc. ..................................................   12,538       494,467
  DRUG STORES & PROPRIETARY STORES (0.19%)
 Arbor Drugs, Inc. ......................................................    4,377        80,975
  ELECTRIC SERVICES (1.40%)
 American Electric Power
     Company, Inc. ......................................................    2,288       118,118
 CMS Energy Corporation .................................................    1,052        46,354
 Duke Energy Corporation ................................................    2,737       151,561
 Florida Progress Corporation ...........................................    1,887        74,065
 FPL Group, Inc. ........................................................    1,584        93,753
 New Century Energies, Inc. .............................................    1,157        55,464
 Northern States Power Company ..........................................      547        31,863
 Pinnacle West Capital
     Corporation ........................................................      699        29,620
  ELECTRIC, GAS & SANITARY SERVICES (0.05%)
 PG&E Corporation .......................................................      710        21,611
  ELECTRONIC COMPONENTS & ACCESSORIES (1.57%)
 AMP, Inc. ..............................................................    1,021        42,882
 Analog Devices, Inc. (a) ...............................................      311         8,611
 Intel Corporation ......................................................    7,811       548,723

                                                                           NUMBER OF     MARKET
                                                                            SHARES        VALUE
                                                                          ---------    ----------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Molex, Inc. - Class A ..................................................    2,504     $  71,990
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.39%)
 Emerson Electric Company ...............................................    9,000       507,938
 Harman International Industries,
     Incorporated .......................................................    1,272        53,981
 National Service Industries, Inc. ......................................      726        35,982
  ENGINEERING & MANAGEMENT SERVICES (0.12%)
 Halliburton Company ....................................................      867        45,030
 Jacobs Engineering
     Group, Inc. (a) ....................................................      315         7,993
  ENVIRONMENTAL SERVICES (0.38%)
 Browning-Ferris Industries, Inc. .......................................    2,213        81,881
 USA Waste Services, Inc. (a) ...........................................      999        39,211
 Waste Management, Inc. .................................................    1,473        40,508
  FABRICATED METAL PRODUCTS (0.23%)
 Cooper Industries, Inc. ................................................    1,578        77,322
 Masco Corporation ......................................................      421        21,418
  FINANCE (1.95%)
 Fannie Mae .............................................................   14,648       835,830
  FOOD STORES (0.29%)
 American Stores Company ................................................    2,663        54,758
 Nestle SA ..............................................................       48        71,938
  FOOD & KINDRED PRODUCTS (1.54%)
 Archer-Daniels-Midland Company..........................................    2,709        58,757
 ConAgra, Inc. ..........................................................    3,156       103,556
 CPC International, Inc. ................................................    1,697       182,852
 General Mills, Inc. ....................................................    1,473       105,504
 Hershey Foods Corporation ..............................................      621        38,463
 Kellogg Company ........................................................      658        32,653
 Ralston-Ralston Purina Group ...........................................    1,512       140,522
  FORESTRY (0.28%)
 Rayonier, Inc. .........................................................    1,586        67,504
 Weyerhaeuser Company ...................................................    1,117        54,803
  GAS PRODUCTION & DISTRIBUTION (0.34%)
 El Paso Natural Gas Company ............................................      684        45,486
 MCN Corporation ........................................................      789        31,856
 Sonat, Inc. ............................................................    1,485        67,939

                     See notes to schedule of investments.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                          NUMBER OF     MARKET
                                                                           SHARES        VALUE
                                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
  HEALTH SERVICES (0.29%)
 Lincare Holdings, Inc. (a) ............................................    1,236     $ 70,452
 Sun Healthcare Group, Inc. (a) ........................................    1,341       25,982
 Tenet Healthcare Corporation (a).......................................      894       29,614
  HOLDING & OTHER INVESTMENT OFFICES (0.04%)
 Trizec Hahn Corporation ...............................................      710       16,463
  HOTELS & OTHER LODGING PLACES (0.16%)
 Circus Circus Enterprises (a) .........................................    3,340       68,470
  INDUSTRIAL MACHINERY & EQUIPMENT (3.66%)
 Applied Materials, Inc. (a) ...........................................    1,158       34,885
 Baker Hughes Incorporated .............................................    4,563      199,061
 Deere & Company .......................................................    3,941      229,810
 Dover Corporation .....................................................   17,462      630,815
 Parker-Hannifin Corporation ...........................................      802       36,792
 Stanley Works .........................................................    2,404      113,439
 Timken Company ........................................................    1,104       37,950
 United Technologies Corporation........................................    2,900      211,156
 Varian Associates, Inc. ...............................................    1,521       76,906
  INSTRUMENTS & RELATED PRODUCTS (1.16%)
 Allergan, Inc. ........................................................    5,698      191,239
 Perkin-Elmer Corporation ..............................................      866       61,540
 Xerox Corporation .....................................................    3,304      243,877
  INSURANCE (5.61%)
 American International
     Group, Inc. .......................................................    3,912      425,430
 Chubb Corporation .....................................................    2,932      221,733
 CMAC Investment Corporation ...........................................       47        2,838
 General Re Corporation ................................................    1,960      415,520
 Hartford Financial Services
     Group Inc. ........................................................      604       56,512
 Loews Corporation .....................................................    3,467      367,935
 TIG Holdings, Inc. ....................................................    2,074       68,831
 Travelers Group, Inc. .................................................   14,667      790,185
 UNUM Corporation ......................................................    1,143       62,151
  INSURANCE AGENTS, BROKERS & SERVICE (0.56%)
 Marsh & McLennan
     Companies, Inc. ...................................................    3,202      238,749
  LEATHER & LEATHER PRODUCTS (0.03%)
 Nine West Group, Inc. (a) .............................................      526       13,643

                                                                         NUMBER OF     MARKET
                                                                          SHARES       VALUE
                                                                        ---------   ----------

COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (1.40%)
 Aegon nv - ADR (b) ....................................................      221     $ 19,807
 CIGNA Corporation .....................................................      289       50,015
 Equitable Companies Incorporated.......................................      526       26,169
 Jefferson-Pilot Corporation ...........................................      371       28,892
 Lincoln National Corporation ..........................................    2,025      158,203
 Provident Companies, Inc. .............................................    5,891      227,540
 Providian Financial
     Corporation (b) ...................................................        3          136
 ReliaStar Financial Corporation .......................................    2,152       88,636
  LUMBER & CONSTUCTION MATERIALS (0.29%)
 Martin Marietta Materials, Inc. .......................................    3,464      126,653
  LUMBER & OTHER BUILDING MATERIALS (0.94%)
 Home Depot, Inc. ......................................................    5,045      297,024
 Lowe's Companies, Inc. ................................................    2,262      107,869
  MACHINERY, EQUIPMENT & SUPPLIES (0.05%)
 Mannesmann AG .........................................................       45       22,744
  MANUFACTURING INDUSTRIES (0.22%)
 Armstrong World Industries, Inc. ......................................      577       43,131
 Tyco International Ltd. ...............................................    1,136       51,191
  MEDICAL INSTRUMENTS & SUPPLIES (0.30%)
 Baxter International Inc. .............................................    1,478       74,547
 DENTSPLY International Inc. ...........................................    1,789       54,565
  METAL MINING (0.38%)
 Barrick Gold Corporation ..............................................    2,104       39,187
 Newmont Mining Corporation ............................................    4,285      125,872
  MINING (0.10%)
 Pittston Brink's Group ................................................    1,052       42,343
  MORTGAGE BANKERS AND BROKERS (0.11%)
 Countrywide Credit
     Industries, Inc. ..................................................      990       42,446
 Green Tree Financial Corporation.......................................      155        4,059
  MOTION PICTURES (1.45%)
 Liberty Media Group -
     Class A (a) .......................................................    1,657       60,066
 Time Warner, Inc. .....................................................    1,412       87,544
 Walt Disney Company ...................................................    4,787      474,212

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                   (continued)
            --------------------------------------------------------

                                                                          NUMBER OF     MARKET
                                                                           SHARES        VALUE
                                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
  MOTOR VEHICLES, PARTS & SUPPLIES (0.05%)
 Federal-Mogul Corporation ..............................................     526      $  21,303
  OIL & GAS EXTRACTION (3.43%)
 Anadarko Petroleum Corporation..........................................     990         60,081
 Atlantic Richfield Company .............................................   3,036        243,260
 Burlington Resources Inc. ..............................................   4,943        221,508
 Diamond Offshore Drilling, Inc. ........................................     557         26,806
 Nabors Industries, Inc. (a) ............................................   3,210        100,914
 Schlumberger Limited ...................................................   8,166        657,363
 Total SA - Sponsored ADR ...............................................   1,683         93,407
 Union Pacific Resources
     Group Inc. .........................................................   1,794         43,505
 Western Atlas Inc. (a) .................................................     342         25,308
  PAINT, GLASS, WALLPAPER STORES (0.36%)
 Sherwin-Williams Company ...............................................   5,582        154,901
  PAPER & ALLIED PRODUCTS (1.22%)
 Champion International
     Corporation ........................................................     658         29,816
 Kimberly-Clark Corporation .............................................   7,774        383,355
 Mead Corporation .......................................................   2,939         82,292
 Union Camp Corporation .................................................     552         29,636
  PERSONAL CREDIT INSTITUTIONS (0.91%)
 American Express Company (d) ...........................................   4,393        392,075
  PETROLEUM REFINING (5.24%)
 Amoco Corporation ......................................................   2,871        244,394
 British Petroleum Company Plc -
     Sponsored ADR ......................................................   1,665        132,680
 Elf Aquitaine SA - ADR .................................................     447         26,205
 Exxon Corporation ......................................................   9,956        609,183
 Mobil Corporation ......................................................   5,037        363,608
 Royal Dutch Petroleum Company...........................................   7,600        411,825
 Texaco Inc. ............................................................   4,039        219,621
 Tosco Corporation ......................................................   1,000         37,813
 Unocal Corporation .....................................................   4,438        172,250
 Valero Energy Corporation ..............................................     947         29,771
  PETROLEUM & PETROLEUM PRODUCTS (0.03%)
 Pennzoil Company .......................................................     189         12,628
  PHARMACEUTICALS (8.34%)
 Abbott Laboratories ....................................................   7,627        500,045
 American Home Products
     Corporation ........................................................   1,243         95,090
 Bristol-Myers Squibb Company ...........................................   8,062        762,867

                                                                          NUMBER        MARKET
                                                                          SHARES        VALUE
                                                                       ---------      ----------

COMMON STOCKS (CONTINUED)
  PHARMACEUTICALS (CONTINUED)
 Cardinal Health, Inc. ..................................................   2,998      $ 225,225
 Eli Lilly and Company ..................................................   1,094         76,170
 Merck & Co., Inc. ......................................................   5,548        589,475
 Pfizer Inc. ............................................................   6,077        453,116
 R. P. Scherer Corporation (a) ..........................................   2,306        140,666
 Schering-Plough Corporation ............................................   3,926        243,903
 SmithKline Beecham Plc - ADR ...........................................   4,701        241,808
 Watson Pharmaceuticals, Inc. (a)........................................   7,795        252,850
  PRIMARY METAL INDUSTRIES (1.03%)
 Hubbell Incorporated - Class B .........................................   8,945        441,100
  PRINTING & PUBLISHING (0.81%)
 Gannett Company, Inc. ..................................................   5,303        327,792
 Knight -Ridder, Inc. ...................................................     422         21,944
  RAILROADS (1.13%)
 Burlington Northern Santa Fe ...........................................   2,825        262,548
 Canadian Pacific, Ltd. .................................................   5,912        161,102
 Union Pacific Corporation ..............................................     973         60,752
  RESEARCH & TESTING SERVICES (0.20%)
 AC Nielsen Corporation (a) .............................................   3,522         85,849
  RESTAURANTS (0.36%)
 McDonald's Corporation .................................................   3,270        156,143
  RETAIL TRADE (0.52%)
 Costco Companies, Inc. (a) .............................................   2,131         95,096
 Toys "R" Us, Inc. (a) ..................................................   4,132        129,900
  RUBBER & MISC. PLASTIC PRODUCTS (0.18%)
 Goodyear Tire & Rubber
     Company ............................................................   1,237         78,704
  SECURITY & COMMODITY BROKERS (1.91%)
 A.G. Edwards, Inc. .....................................................   1,198         47,621
 Merrill Lynch & Co., Inc. ..............................................     680         49,598
 Morgan Stanley, Dean Witter,
     Discover and Co. ...................................................   7,317        432,618
 Reuters Holdings Plc - ADR .............................................   3,912        259,170
 T. Rowe Price Associates, Inc. .........................................     500         31,438
  STONE, CLAY & GLASS PRODUCTS (0.07%)
 Corning Inc. ...........................................................     789         29,292
  TELECOMMUNICATIONS (4.40%)
 360 Communications
     Company (a) ........................................................     287          5,794

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  (continued)
            --------------------------------------------------------

                                                                          NUMBER OF         MARKET
                                                                           SHARES            VALUE
                                                                          ---------       ----------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 AirTouch Communications,
     Inc. (a) (d) ......................................................   12,177        $    506,107
 AT&T Corporation (d) ..................................................    2,784             170,520
 Bell Atlantic Corporation .............................................    2,667             242,697
 BellSouth Corporation .................................................    3,569             200,979
 GTE Corporation .......................................................    2,196             114,741
 SBC Communications Inc. ...............................................    4,967             363,833
 Sprint Corporation ....................................................    1,299              76,154
 U S West Communications
     Group .............................................................    1,856              83,752
 WorldCom, Inc. (a) ....................................................    4,208             127,292
  TEXTILE MILL PRODUCTS (0.46%)
 Sara Lee Corporation ..................................................    3,493             196,700
  TOBACCO PRODUCTS (1.04%)
 Philip Morris Companies Inc. ..........................................    9,836             445,694
  TRANSPORTATION EQUIPMENT (0.06%)
 FMC Corporation (a) ...................................................      364              24,502
  TRANSPORTATION & PUBLIC UTILITIES (0.04%)
 GATX Corporation ......................................................      123               8,925
 Laidlaw, Inc. .........................................................      658               8,965
  WATER TRANSPORTATION (0.17%)
 Carnival Corporation ..................................................    1,299              71,932
  WHOLESALE TRADE DURABLE GOODS (1.64%)
 Johnson & Johnson .....................................................   10,110             665,996
 Sybron International
     Corporation (a) ...................................................      789              37,034

                                                                           NUMBER OF        MARKET
                                                                            SHARES           VALUE
                                                                           ---------      ----------

COMMON STOCKS (CONTINUED)
  WHOLESALE TRADE NONDURABLE GOODS (0.28%)
 International Multifoods
     Corporation .......................................................      447        $     12,656
 Sysco Corporation .....................................................      922              42,009
 Unilever NV - NY Shares - ADR..........................................    1,084              67,682
                                                                                         ------------
 Total Common Stocks
  (cost: $ 36,369,397)...........................................................          37,469,381
                                                                                         ------------
 Total Investment Securities
  (cost: $ 36,610,152)...........................................................        $ 37,714,170
                                                                                         ============
SUMMARY
 Investments at value ..................................................    87.81%       $ 37,714,170
 Other Assets in
     Excess of Liabilities .............................................    12.19%          5,237,236
                                                                           ------        ------------
 Net Assets ............................................................   100.00%       $ 42,951,406
                                                                           ======        ============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO NET ASSETS.

                                     MARKET
                                     VALUE         PERCENTAGE
                                ---------------   -----------
      Germany ...............   $     22,744        0.05%
      Switzerland ...........         71,938        0.17%
      United States .........     42,856,724       99.78%
                                ------------      ------
       Net Assets ...........   $ 42,951,406      100.00%
                                ============      ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)   No income dividends were paid during the preceding twelve months.
(b)   Affiliated company. See note 2C to the financial statements.
(c)   Percentage is less than .01%.
(d) A portion of the security was pledged to cover margin requirements for futures contracts. At December 31, 1997, the market value of securities pledged amounted to $ 362,544.
ADR American Depositary Receipts

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                              At December 31,1997
              All amounts (except per share amounts) in thousands
                       ----------------------------------

                                                                   MONEY MARKET       BOND
                                                                     PORTFOLIO     PORTFOLIO
ASSETS:
 Investments in securities, at cost .............................   $        0     $ 114,616
                                                                    ==========     =========
 Investments in securities, at market value .....................   $        0     $ 117,376
 Short-term securities, at amortized cost .......................      119,047        10,484
 Cash ...........................................................            0             0
 Cash collateral for securities on loan .........................            0        37,336
 Receivables:
  Securities sold ...............................................            0             0
  Interest ......................................................          728         1,796
  Dividends .....................................................            0             0
  Dividend reclaims receivable ..................................            0             0
  Foreign currency contracts ....................................            0             0
  Other .........................................................            0           107
                                                                    ----------     ---------
   Total assets .................................................      119,775       167,099
                                                                    ----------     ---------
LIABILITIES:
 Securities purchased ...........................................            0             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................            0             0
  Due to foreign sub-custodian ..................................            0             0
  Dividends to shareholders .....................................           17             0
  Deposits for securities on loan ...............................            0        37,336
  Foreign currency contracts ....................................            0             0
  Other Fees ....................................................           50           109
                                                                    ----------     ---------
   Total liabilities ............................................           67        37,445
                                                                    ----------     ---------
    Net assets ..................................................   $  119,708     $ 129,654
                                                                    ==========     =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      225,000        25,000
                                                                    ==========     =========
 Capital stock ($.01 par value) .................................   $    1,197     $     116
 Additional paid-in-capital .....................................      118,511       132,868
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................            0           188
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................            0        (6,278)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................            0         2,760
  Foreign currency transactions .................................            0             0
  Futures contracts .............................................            0             0
                                                                    ----------     ---------
 Net assets applicable to outstanding shares of capital .........   $  119,708     $ 129,654
                                                                    ==========     =========
 Shares outstanding at December 31, 1997 ........................      119,708        11,637
                                                                    ==========     =========
 Net asset value and offering price per share ...................   $     1.00     $   11.14
                                                                    ==========     =========



                                                                                                   STRATEGIC
                                                                                                     TOTAL
                                                                       GROWTH         GLOBAL        RETURN
                                                                     PORTFOLIO      PORTFOLIO    PORTFOLIO (A)
ASSETS:
 Investments in securities, at cost .............................   $ 1,211,126     $ 655,869     $  421,646
                                                                    ===========     =========     ==========
 Investments in securities, at market value .....................   $ 1,675,521     $ 774,622     $  519,950
 Short-term securities, at amortized cost .......................       172,614             0          2,238
 Cash ...........................................................             0         1,610             11
 Cash collateral for securities on loan .........................       164,174        67,521         41,589
 Receivables:
  Securities sold ...............................................           221        20,570            452
  Interest ......................................................            27            10          3,239
  Dividends .....................................................         1,141           393            646
  Dividend reclaims receivable ..................................            16           268              3
  Foreign currency contracts ....................................           554         6,080              0
  Other .........................................................           781           331            276
                                                                    -----------     ---------     ----------
   Total assets .................................................     2,015,049       871,405        568,404
                                                                    -----------     ---------     ----------
LIABILITIES:
 Securities purchased ...........................................         7,313         9,978              0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................             0             0              0
  Due to foreign sub-custodian ..................................             0             0              0
  Dividends to shareholders .....................................             0             0              0
  Deposits for securities on loan ...............................       164,174        67,521         41,589
  Foreign currency contracts ....................................         2,092         7,631              0
  Other Fees ....................................................         2,017           309            238
                                                                    -----------     ---------     ----------
   Total liabilities ............................................       175,596        85,439         41,827
                                                                    -----------     ---------     ----------
    Net assets ..................................................   $ 1,839,453     $ 785,966     $  526,577
                                                                    ===========     =========     ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................       125,000       100,000        100,000
                                                                    ===========     =========     ==========
 Capital stock ($.01 par value) .................................   $       499     $     412     $      337
 Additional paid-in-capital .....................................     1,352,624       669,027        425,465
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................         3,203         5,937          1,275
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................        20,271        (6,557)         1,196
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................       464,395       118,753         98,304
  Foreign currency transactions .................................        (1,539)       (1,606)             0
  Futures contracts .............................................             0             0              0
                                                                    -----------     ---------     ----------
 Net assets applicable to outstanding shares of capital .........   $ 1,839,453     $ 785,966     $  526,577
                                                                    ===========     =========     ==========
 Shares outstanding at December 31, 1997 ........................        49,925        41,272         33,702
                                                                    ===========     =========     ==========
 Net asset value and offering price per share ...................   $     36.84     $   19.04     $    15.62
                                                                    ===========     =========     ==========

(a) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                              At December 31,1997
              All amounts (except per share amounts) in thousands
                       ----------------------------------

                                                                     EMERGING      AGGRESSIVE
                                                                      GROWTH         GROWTH
                                                                     PORTFOLIO      PORTFOLIO
ASSETS:
 Investments in securities, at cost .............................   $  407,062     $  262,431
                                                                    ==========     ==========
 Investments in securities, at market value .....................   $  559,818     $  315,974
 Short-term securities, at amortized cost .......................       32,155         15,740
 Cash ...........................................................            0              1
 Cash collateral for securities on loan .........................      115,539         28,527
 Receivables:
  Securities sold ...............................................        1,971          4,235
  Interest ......................................................           18              7
  Dividends .....................................................          121            194
  Dividend reclaims receivable ..................................            2              2
  Foreign currency contracts ....................................            0              0
  Other .........................................................          586            224
                                                                    ----------     ----------
   Total assets .................................................      710,210        364,904
                                                                    ----------     ----------
LIABILITIES:
 Securities purchased ...........................................        1,681              0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................            0              0
  Due to foreign sub-custodian ..................................            0              0
  Dividends to shareholders .....................................            0              0
  Deposits for securities on loan ...............................      115,539         28,527
  Foreign currency contracts ....................................            0              0
  Other Fees ....................................................          987            211
                                                                    ----------     ----------
   Total liabilities ............................................      118,207         28,738
                                                                    ----------     ----------
    Net assets ..................................................   $  592,003     $  336,166
                                                                    ==========     ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      100,000         75,000
                                                                    ==========     ==========
 Capital stock ($.01 par value) .................................   $      291     $      210
 Additional paid-in-capital .....................................      438,343        275,260
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................           15            506
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................          598          6,647
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................      152,756         53,543
  Foreign currency transactions .................................            0              0
  Futures contracts .............................................            0              0
                                                                    ----------     ----------
 Net assets applicable to outstanding shares of capital .........   $  592,003     $  336,166
                                                                    ==========     ==========
 Shares outstanding at December 31, 1997 ........................       29,066         20,952
                                                                    ==========     ==========
 Net asset value and offering price per share ...................   $    20.37     $    16.04
                                                                    ==========     ==========



                                                                                  GROWTH &     TACTICAL ASSET
                                                                    BALANCED       INCOME        ALLOCATION
                                                                   PORTFOLIO   PORTFOLIO (A)     PORTFOLIO
ASSETS:
 Investments in securities, at cost .............................  $ 65,420      $  47,751      $  244,980
                                                                   ========      =========      ==========
 Investments in securities, at market value .....................  $ 72,847      $  52,239      $  271,656
 Short-term securities, at amortized cost .......................       220          9,070          29,637
 Cash ...........................................................         0              0             824
 Cash collateral for securities on loan .........................     8,776          4,224          32,918
 Receivables:
  Securities sold ...............................................     2,649            372             514
  Interest ......................................................       384             79           1,595
  Dividends .....................................................       151            198             240
  Dividend reclaims receivable ..................................         3              0               0
  Foreign currency contracts ....................................         0              0               0
  Other .........................................................        53             22             168
                                                                   --------      ---------      ----------
   Total assets .................................................    85,083         66,204         337,552
                                                                   --------      ---------      ----------
LIABILITIES:
 Securities purchased ...........................................     2,810          1,421           1,727
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................         0              0               0
  Due to foreign sub-custodian ..................................         0              0               0
  Dividends to shareholders .....................................         0              0               0
  Deposits for securities on loan ...............................     8,776          4,224          32,918
  Foreign currency contracts ....................................         0              0               0
  Other Fees ....................................................        46             67             162
                                                                   --------      ---------      ----------
   Total liabilities ............................................    11,632          5,712          34,807
                                                                   --------      ---------      ----------
    Net assets ..................................................  $ 73,451      $  60,492      $  302,745
                                                                   ========      =========      ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................    75,000         75,000          75,000
                                                                   ========      =========      ==========
 Capital stock ($.01 par value) .................................  $     61      $      48      $      222
 Additional paid-in-capital .....................................    65,990         54,176         267,703
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................       597          1,554             848
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................      (624)           226           7,296
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................     7,427          4,488          26,676
  Foreign currency transactions .................................         0              0               0
  Futures contracts .............................................         0              0               0
                                                                   --------      ---------      ----------
 Net assets applicable to outstanding shares of capital .........  $ 73,451      $  60,492      $  302,745
                                                                   ========      =========      ==========
 Shares outstanding at December 31, 1997 ........................     6,116          4,817          22,239
                                                                   ========      =========      ==========
 Net asset value and offering price per share ...................  $  12.01      $   12.56      $    13.61
                                                                   ========      =========      ==========

(a) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                              At December 31,1997
              All amounts (except per share amounts) in thousands
                       ----------------------------------

                                                                    C.A.S.E.       GLOBAL
                                                                     GROWTH        SECTOR
                                                                   PORTFOLIO   PORTFOLIO (A)
ASSETS:
 Investments in securities, at cost .............................  $ 57,554      $ 12,180
                                                                   ========      ========
 Investments in securities, at market value .....................  $ 56,966      $ 12,079
 Short-term securities, at amortized cost .......................         0             0
 Cash ...........................................................     3,597           590
 Cash collateral for securities on loan .........................         0             0
 Receivables:
  Securities sold ...............................................         0             0
  Interest ......................................................         8            46
  Dividends .....................................................        25             5
  Dividend reclaims receivable ..................................         0             1
  Foreign currency contracts ....................................         0             0
  Other .........................................................         0             0
                                                                   --------      --------
   Total assets .................................................    60,596        12,721
                                                                   --------      --------
LIABILITIES:
 Securities purchased ...........................................         0             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................         0             0
  Due to foreign sub-custodian ..................................         0             0
  Dividends to shareholders .....................................         0             0
  Deposits for securities on loan ...............................         0             0
  Foreign currency contracts ....................................         0             0
  Other Fees ....................................................         0             0
                                                                   --------      --------
   Total liabilities ............................................         0             0
                                                                   --------      --------
    Net assets ..................................................  $ 60,596      $ 12,721
                                                                   ========      ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................    75,000        75,000
                                                                   ========      ========
 Capital stock ($.01 par value) .................................  $     43      $     12
 Additional paid-in-capital .....................................    59,280        12,806
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................     1,677            16
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................       184           (12)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................      (588)         (101)
  Foreign currency transactions .................................         0             0
  Futures contracts .............................................         0             0
                                                                   --------      --------
 Net assets applicable to outstanding shares of capital .........  $ 60,596      $ 12,721
                                                                   ========      ========
 Shares outstanding at December 31, 1997 ........................     4,325         1,227
                                                                   ========      ========
 Net asset value and offering price per share ...................  $  14.01      $  10.37
                                                                   ========      ========

                                                                       VALUE      INTERNATIONAL
                                                                      EQUITY         EQUITY      U.S. EQUITY
                                                                     PORTFOLIO      PORTFOLIO     PORTFOLIO
ASSETS:
 Investments in securities, at cost .............................   $  132,554      $ 18,168      $ 36,610
                                                                    ==========      ========      ========
 Investments in securities, at market value .....................   $  155,156      $ 18,333      $ 37,714
 Short-term securities, at amortized cost .......................       18,725             0             0
 Cash ...........................................................            0         1,523         5,186
 Cash collateral for securities on loan .........................            0             0             0
 Receivables:
  Securities sold ...............................................            0           106           137
  Interest ......................................................            2             6            21
  Dividends .....................................................           98             9            40
  Dividend reclaims receivable ..................................            0             5             0
  Foreign currency contracts ....................................            0             7             0
  Other .........................................................            0             0             0
                                                                    ----------      --------      --------
   Total assets .................................................      173,981        19,989        43,098
                                                                    ----------      --------      --------
LIABILITIES:
 Securities purchased ...........................................          463           194           146
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................            0             0             0
  Due to foreign sub-custodian ..................................            0             0             0
  Dividends to shareholders .....................................            0             0             0
  Deposits for securities on loan ...............................            0             0             0
  Foreign currency contracts ....................................            0             0             0
  Other Fees ....................................................           83             0             1
                                                                    ----------      --------      --------
   Total liabilities ............................................          546           194           147
                                                                    ----------      --------      --------
    Net assets ..................................................   $  173,435      $ 19,795      $ 42,951
                                                                    ==========      ========      ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................       75,000        75,000        75,000
                                                                    ==========      ========      ========
 Capital stock ($.01 par value) .................................   $      125      $     18      $     35
 Additional paid-in-capital .....................................      150,158        20,019        41,333
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ..................................          104            11           532
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .................................          446          (422)          (72)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................       22,602           165         1,104
  Foreign currency transactions .................................            0             4             0
  Futures contracts .............................................            0             0            19
                                                                    ----------      --------      --------
 Net assets applicable to outstanding shares of capital .........   $  173,435      $ 19,795      $ 42,951
                                                                    ==========      ========      ========
 Shares outstanding at December 31, 1997 ........................       12,473         1,850         3,511
                                                                    ==========      ========      ========
 Net asset value and offering price per share ...................   $    13.90      $  10.70      $  12.23
                                                                    ==========      ========      ========

(a) Prior to March 1, 1997, this Portfolio was named Meridian/INVESCO Global Sector Portfolio.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
                            All amounts in thousands
                       ----------------------------------

                                                                              MONEY MARKET      BOND
                                                                                PORTFOLIO    PORTFOLIO
INVESTMENT INCOME:
 Interest ..................................................................    $  7,278      $ 6,365
 Dividends .................................................................           0            0
 Foreign tax withheld ......................................................           0            0
                                                                                --------      -------
   Total investment income .................................................       7,278        6,365
                                                                                --------      -------
EXPENSES:
 Investment advisory fees ..................................................         515          480
 Printing and shareholder reports ..........................................          19           48
 Custody fees ..............................................................          35           32
 Administrative service fees ...............................................          12           31
 Legal fees ................................................................           2            5
 Auditing and accounting fees ..............................................          10           10
 Directors fees ............................................................           0            1
 Registration fees .........................................................           0            0
 Other fees ................................................................           7           14
                                                                                --------      -------
   Total expenses ..........................................................         600          621
 Less:
  Advisory fee waiver and expense reimbursement ............................           0            0
  Fees paid indirectly .....................................................           1            2
                                                                                --------      -------
   Net expenses ............................................................         599          619
                                                                                --------      -------
 Net investment income (loss) ..............................................       6,679        5,746
                                                                                --------      -------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................           0         (267)
  Futures contracts ........................................................           0          (76)
  Foreign currency transactions ............................................           0            0
                                                                                --------      -------
   Total net realized gain (loss) ..........................................           0         (343)
                                                                                --------      -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................           0        3,049
  Futures contracts ........................................................           0            0
  Foreign currency transactions ............................................           0            0
                                                                                --------      -------
   Total change in unrealized appreciation (depreciation) ..................           0        3,049
                                                                                --------      -------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................           0        2,706
                                                                                --------      -------
   Net increase (decrease) in net assets resulting from operations .........    $  6,679      $ 8,452
                                                                                ========      =======

                                                                                                            STRATEGIC
                                                                                                              TOTAL
                                                                                 GROWTH        GLOBAL        RETURN
                                                                               PORTFOLIO     PORTFOLIO    PORTFOLIO (A)
INVESTMENT INCOME:
 Interest ..................................................................   $  14,154     $   1,915      $  8,437
 Dividends .................................................................      14,406         8,790         6,822
 Foreign tax withheld ......................................................         (77)         (990)          (13)
                                                                               ---------     ---------      --------
   Total investment income .................................................      28,483         9,715        15,246
                                                                               ---------     ---------      --------
EXPENSES:
 Investment advisory fees ..................................................      13,717         5,592         3,704
 Printing and shareholder reports ..........................................         381           223           129
 Custody fees ..............................................................         285           816            80
 Administrative service fees ...............................................         260           165            88
 Legal fees ................................................................          41            25            14
 Auditing and accounting fees ..............................................          35            23            16
 Directors fees ............................................................           8             5             3
 Registration fees .........................................................           3             2             1
 Other fees ................................................................         104            57            35
                                                                               ---------     ---------      --------
   Total expenses ..........................................................      14,834         6,908         4,070
 Less:
  Advisory fee waiver and expense reimbursement ............................           0             0             0
  Fees paid indirectly .....................................................          12             2             5
                                                                               ---------     ---------      --------
   Net expenses ............................................................      14,822         6,906         4,065
                                                                               ---------     ---------      --------
 Net investment income (loss) ..............................................      13,661         2,809        11,181
                                                                               ---------     ---------      --------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................     192,377        65,228        34,138
  Futures contracts ........................................................           0          (443)            0
  Foreign currency transactions ............................................         428        17,296             0
                                                                               ---------     ---------      --------
   Total net realized gain (loss) ..........................................     192,805        82,081        34,138
                                                                               ---------     ---------      --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................      63,844        29,645        44,737
  Futures contracts ........................................................           0             0             0
  Foreign currency transactions ............................................      (2,005)       (4,558)            0
                                                                               ---------     ---------      --------
   Total change in unrealized appreciation (depreciation) ..................      61,839        25,087        44,737
                                                                               ---------     ---------      --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................     254,644       107,168        78,875
                                                                               ---------     ---------      --------
   Net increase (decrease) in net assets resulting from operations .........   $ 268,305     $ 109,977      $ 90,056
                                                                               =========     =========      ========

(a) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
                            All amounts in thousands
                       ----------------------------------

                                                                                EMERGING     AGGRESSIVE
                                                                                 GROWTH        GROWTH
                                                                               PORTFOLIO      PORTFOLIO
INVESTMENT INCOME:
 Interest ..................................................................   $ 2,167        $   769
 Dividends .................................................................     1,190          1,751
 Foreign tax withheld ......................................................        (2)            (4)
                                                                               ----------     ----------
   Total investment income .................................................     3,355          2,516
                                                                               ---------      ---------
EXPENSES:
 Investment advisory fees ..................................................     4,075          2,250
 Printing and shareholder reports ..........................................       238            173
 Custody fees ..............................................................       114             56
 Administrative service fees ...............................................       166            123
 Legal fees ................................................................        26             19
 Auditing and accounting fees ..............................................        16             10
 Directors fees ............................................................         5              4
 Registration fees .........................................................         2              1
 Other fees ................................................................        64             46
                                                                               ---------      ---------
   Total expenses ..........................................................     4,706          2,682
 Less:
  Advisory fee waiver and expense reimbursement ............................         0              0
  Fees paid indirectly .....................................................         1              0
                                                                               ---------      ---------
   Net expenses ............................................................     4,705          2,682
                                                                               ---------      ---------
 Net investment income (loss) ..............................................    (1,350)          (166)
                                                                               ---------      ---------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................    52,368         36,183
  Futures contracts ........................................................         0              0
  Foreign currency transactions ............................................         0              0
                                                                               ---------      ---------
   Total net realized gain (loss) ..........................................    52,368         36,183
                                                                               ---------      ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................    46,598         20,413
  Futures contracts ........................................................         0              0
  Foreign currency transactions ............................................         0              0
                                                                               ---------      ---------
   Total change in unrealized appreciation (depreciation) ..................    46,598         20,413
                                                                               ---------      ---------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................    98,966         56,956
                                                                               ---------      ---------
   Net increase (decrease) in net assets resulting from operations .........   $ 97,616       $ 56,430
                                                                               =========      =========

                                                                                               GROWTH &     TACTICAL ASSET
                                                                                BALANCED        INCOME        ALLOCATION
                                                                               PORTFOLIO    PORTFOLIO (A)     PORTFOLIO
INVESTMENT INCOME:
 Interest ..................................................................    $1,366        $   401         $  7,006
 Dividends .................................................................     1,129          1,783            2,136
 Foreign tax withheld ......................................................          (3)            (1)           (14)
                                                                                ---------     ----------      --------
   Total investment income .................................................     2,492          2,183            9,128
                                                                                --------      ---------       --------
EXPENSES:
 Investment advisory fees ..................................................       492            338            2,080
 Printing and shareholder reports ..........................................        26             31               55
 Custody fees ..............................................................        18             31               60
 Administrative service fees ...............................................        18             17               42
 Legal fees ................................................................         3              3                6
 Auditing and accounting fees ..............................................        10             10               10
 Directors fees ............................................................         1              1                1
 Registration fees .........................................................         0              0                1
 Other fees ................................................................         7              6               14
                                                                                --------      ---------       --------
   Total expenses ..........................................................       575            437            2,269
 Less:
  Advisory fee waiver and expense reimbursement ............................         0              0                0
  Fees paid indirectly .....................................................         1              1                5
                                                                                --------      ---------       --------
   Net expenses ............................................................       574            436            2,264
                                                                                --------      ---------       --------
 Net investment income (loss) ..............................................     1,918          1,747            6,864
                                                                                --------      ---------       --------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................     5,106          7,816           21,974
  Futures contracts ........................................................         0              0                0
  Foreign currency transactions ............................................         0               (4)             0
                                                                                --------      ----------      --------
   Total net realized gain (loss) ..........................................     5,106          7,812           21,974
                                                                                --------      ---------       --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................     2,540          1,006           10,442
  Futures contracts ........................................................         0              0                0
  Foreign currency transactions ............................................         0              0                0
                                                                                --------      ---------       --------
   Total change in unrealized appreciation (depreciation) ..................     2,540          1,006           10,442
                                                                                --------      ---------       --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................     7,646          8,818           32,416
                                                                                --------      ---------       --------
   Net increase (decrease) in net assets resulting from operations .........    $ 9,564       $ 10,565        $ 39,280
                                                                                ========      =========       ========

(a) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                            STATEMENT OF OPERATIONS
                 For the year or period ended December 31, 1997
                            All amounts in thousands
                       ----------------------------------

                                                                               C.A.S.E.       GLOBAL
                                                                                GROWTH        SECTOR
                                                                              PORTFOLIO   PORTFOLIO (A)
INVESTMENT INCOME:
 Interest ..................................................................  $     212      $  261
 Dividends .................................................................        310          60
 Foreign tax withheld ......................................................          0          (6)
                                                                              ---------      ---------
   Total investment income .................................................        522         315
                                                                              ---------      --------
EXPENSES:
 Investment advisory fees ..................................................        335          86
 Printing and shareholder reports ..........................................         61          42
 Custody fees ..............................................................         49          45
 Administrative service fees ...............................................         16           2
 Legal fees ................................................................          2           0
 Auditing and accounting fees ..............................................          6           5
 Directors fees ............................................................          0           0
 Registration fees .........................................................          0           0
 Other fees ................................................................          4           2
                                                                              ---------      --------
   Total expenses ..........................................................        473         182
 Less:
  Advisory fee waiver and expense reimbursement ............................         50           0
  Fees paid indirectly .....................................................          4           2
                                                                              ---------      --------
   Net expenses ............................................................        419         180
                                                                              ---------      --------
 Net investment income (loss) ..............................................        103         135
                                                                              ---------      --------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................      6,966         461
  Futures contracts ........................................................          0           0
  Foreign currency transactions ............................................          0          19
                                                                              ---------      --------
   Total net realized gain (loss) ..........................................      6,966         480
                                                                              ---------      --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................     (2,149)       (372)
  Futures contracts ........................................................          0           0
  Foreign currency transactions ............................................          0           0
                                                                              ---------      --------
   Total change in unrealized appreciation (depreciation) ..................     (2,149)       (372)
                                                                              ---------      --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................      4,817         108
                                                                              ---------      --------
   Net increase (decrease) in net assets resulting from operations .........  $   4,920      $  243
                                                                              =========      ========



                                                                                  VALUE      INTERNATIONAL
                                                                                 EQUITY          EQUITY       U.S. EQUITY
                                                                                PORTFOLIO    PORTFOLIO (B)   PORTFOLIO (B)
INVESTMENT INCOME:
 Interest ..................................................................    $   789         $    72        $  125
 Dividends .................................................................      1,219             133           233
 Foreign tax withheld ......................................................         (5)          (18)             (1)
                                                                                ----------      -------        ---------
   Total investment income .................................................      2,003             187           357
                                                                                ---------       -------        --------
EXPENSES:
 Investment advisory fees ..................................................        901             112           140
 Printing and shareholder reports ..........................................         23               2             2
 Custody fees ..............................................................         38             210           105
 Administrative service fees ...............................................         23               4             3
 Legal fees ................................................................          3               0             0
 Auditing and accounting fees ..............................................          5               5             5
 Directors fees ............................................................          1               0             0
 Registration fees .........................................................          0               0             0
 Other fees ................................................................          5              15            10
                                                                                ---------       -------        --------
   Total expenses ..........................................................        999             348           265
 Less:
  Advisory fee waiver and expense reimbursement ............................          0             179            29
  Fees paid indirectly .....................................................          0               2             8
                                                                                ---------       -------        --------
   Net expenses ............................................................        999             167           228
                                                                                ---------       -------        --------
 Net investment income (loss) ..............................................      1,004              20           129
                                                                                ---------       -------        --------
REALIZED AND UNREALIZED GAIN\LOSS
 Net realized gain (loss) on:
  Investment securities ....................................................      1,710            (422)        1,545
  Futures contracts ........................................................          0               0           349
  Foreign currency transactions ............................................          0              76             0
                                                                                ---------       -------        --------
   Total net realized gain (loss) ..........................................      1,710            (346)        1,894
                                                                                ---------       -------        --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ....................................................     19,277             165         1,104
  Futures contracts ........................................................          0               0            19
  Foreign currency transactions ............................................          0               4             0
                                                                                ---------       -------        --------
   Total change in unrealized appreciation (depreciation) ..................     19,277             169         1,123
                                                                                ---------       -------        --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ....................................................     20,987            (177)        3,017
                                                                                ---------       -------        --------
   Net increase (decrease) in net assets resulting from operations .........    $ 21,991        $  (157)       $ 3,146
                                                                                =========       =======        ========

(a) Prior to March 1, 1997, this Portfolio was named Meridian/INVESCO Global Sector Portfolio.
(b) The inception date of the Portfolio was January 2, 1997.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the year ended
                            All amounts in thousands
                       ----------------------------------

                                                             MONEY MARKET                    BOND
                                                               PORTFOLIO                   PORTFOLIO
                                                      --------------------------- ---------------------------
                                                       DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                                                           1997          1996          1997          1996
                                                      ------------- ------------- ------------- -------------
OPERATIONS:
 Net investment income (loss) .......................  $     6,679   $     5,074    $   5,746    $    5,633
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................            0             0         (343)        1,597
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................            0             0        3,049        (7,255)
                                                       -----------   -----------    ---------    ----------
 Net increase (decrease) in net assets resulting
  from operations ...................................        6,679         5,074        8,452           (25)
                                                       -----------   -----------    ---------    ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................       (6,679)       (5,074)      (5,720)       (5,488)
 In excess of net investment income .................            0             0            0             0
 Net realized gains .................................            0             0            0             0
 In excess of net realized gains ....................            0             0            0             0
                                                       -----------   -----------    ---------    ----------
  Total distributions ...............................       (6,679)       (5,074)      (5,720)       (5,488)
                                                       -----------   -----------    ---------    ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................      265,418       177,545       53,537        24,809
 Dividends and distributions reinvested .............        6,679         5,074        5,720         5,488
 Cost of shares redeemed ............................     (274,503)     (141,049)     (28,094)      (25,997)
                                                       -----------   -----------    ---------    ----------
  Increase (decrease) in net assets from capital
   share transactions ...............................       (2,406)       41,570       31,163         4,300
                                                       -----------   -----------    ---------    ----------
 Net increase (decrease) in net assets ..............       (2,406)       41,570       33,895        (1,213)
NET ASSETS:
 Beginning of period ................................      122,114        80,544       95,759        96,972
                                                       -----------   -----------    ---------    ----------
 End of period ......................................  $   119,708   $   122,114    $ 129,654    $   95,759
                                                       ===========   ===========    =========    ==========
  Undistributed (distributions in excess of) net
   investment income ................................  $         0   $         0    $     188    $      162
                                                       ===========   ===========    =========    ==========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      122,114        80,544        8,943         8,547
                                                       -----------   -----------    ---------    ----------
 Shares issued ......................................      265,418       177,545        4,738         2,282
 Shares issued-reinvestment of dividends
  and distributions .................................        6,679         5,074          518           515
 Shares redeemed ....................................     (274,503)     (141,049)      (2,562)       (2,401)
                                                       -----------   -----------    ---------    ----------
 Increase (decrease) in shares outstanding ..........       (2,406)       41,570        2,694           396
                                                       -----------   -----------    ---------    ----------
 Shares outstanding - end of period .................      119,708       122,114       11,637         8,943
                                                       ===========   ===========    =========    ==========

                                                                  GROWTH
                                                                 PORTFOLIO
                                                      -------------------------------
                                                        DECEMBER 31     DECEMBER 31
                                                            1997            1996
                                                      --------------- ---------------
OPERATIONS:
 Net investment income (loss) .......................   $    13,661     $    13,626
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................       192,805          90,854
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................        61,839         116,259
                                                        -----------     -----------
 Net increase (decrease) in net assets resulting
  from operations ...................................       268,305         220,739
                                                        -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................       (12,508)        (14,202)
 In excess of net investment income .................             0            (585)
 Net realized gains .................................      (183,828)        (81,745)
 In excess of net realized gains ....................             0               0
                                                        -----------     -----------
  Total distributions ...............................      (196,336)        (96,532)
                                                        -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................       211,999         219,915
 Dividends and distributions reinvested .............       196,336          96,532
 Cost of shares redeemed ............................      (168,260)       (108,419)
                                                        -----------     -----------
  Increase (decrease) in net assets from capital
   share transactions ...............................       240,075         208,028
                                                        -----------     -----------
 Net increase (decrease) in net assets ..............       312,044         332,235
NET ASSETS:
 Beginning of period ................................     1,527,409       1,195,174
                                                        -----------     -----------
 End of period ......................................   $ 1,839,453     $ 1,527,409
                                                        ===========     ===========
  Undistributed (distributions in excess of) net
   investment income ................................   $     3,203     $     2,199
                                                        ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........        43,639          37,749
                                                        -----------     -----------
 Shares issued ......................................         5,508           6,262
 Shares issued-reinvestment of dividends
  and distributions .................................         5,203           2,731
 Shares redeemed ....................................        (4,425)         (3,103)
                                                        -----------     -----------
 Increase (decrease) in shares outstanding ..........         6,286           5,890
                                                        -----------     -----------
 Shares outstanding - end of period .................        49,925          43,639
                                                        ===========     ===========

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the year ended
                            All amounts in thousands
                       ----------------------------------

                                                                GLOBAL
                                                               PORTFOLIO
                                                      ---------------------------
                                                       DECEMBER 31   DECEMBER 31
                                                           1997          1996
                                                      ------------- -------------
OPERATIONS:
 Net investment income (loss) .......................   $   2,809     $   1,967
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................      82,081        51,505
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      25,087        45,462
                                                        ---------     ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................     109,977        98,934
                                                        ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................      (4,928)       (1,163)
 In excess of net investment income .................     (39,132)       (4,517)
 Net realized gains .................................     (49,141)      (39,909)
 In excess of net realized gains ....................           0             0
                                                        ---------     ---------
  Total distributions ...............................     (93,201)      (45,589)
                                                        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................     203,595       186,542
 Dividends and distributions reinvested .............      93,201        45,589
 Cost of shares redeemed ............................     (62,426)      (40,162)
                                                        ---------     ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................     234,370       191,969
                                                        ---------     ---------
 Net increase (decrease) in net assets ..............     251,146       245,314
NET ASSETS:
 Beginning of period ................................     534,820       289,506
                                                        ---------     ---------
 End of period ......................................   $ 785,966     $ 534,820
                                                        =========     =========
  Undistributed (distributions in excess of) net
   investment income ................................   $   5,937     $   2,119
                                                        =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      29,523        18,659
                                                        ---------     ---------
 Shares issued ......................................      10,065        10,475
 Shares issued-reinvestment of dividends
  and distributions .................................       4,695         2,527
 Shares redeemed ....................................      (3,011)       (2,138)
                                                        ---------     ---------
 Increase (decrease) in shares outstanding ..........      11,749        10,864
                                                        ---------     ---------
 Shares outstanding - end of period .................      41,272        29,523
                                                        =========     =========



                                                               STRATEGIC
                                                             TOTAL RETURN              EMERGING GROWTH
                                                             PORTFOLIO (A)                PORTFOLIO
                                                      --------------------------- --------------------------
                                                       DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                                                           1997          1996          1997         1996
                                                      ------------- ------------- ------------- ------------
OPERATIONS:
 Net investment income (loss) .......................   $  11,181     $   8,362     $  (1,350)   $    (892)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................      34,138        13,599        52,368       20,857
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      44,737        21,360        46,598       37,787
                                                        ---------     ---------     ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................      90,056        43,321        97,616       57,752
                                                        ---------     ---------     ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................     (11,471)       (8,090)            0            0
 In excess of net investment income .................        (919)            0             0          (17)
 Net realized gains .................................     (31,748)      (13,149)      (54,441)     (18,936)
 In excess of net realized gains ....................           0             0             0            0
                                                        ---------     ---------     ---------    ---------
  Total distributions ...............................     (44,138)      (21,239)      (54,441)     (18,953)
                                                        ---------     ---------     ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................      75,270       111,098       130,853      133,226
 Dividends and distributions reinvested .............      44,138        21,239        54,441       18,953
 Cost of shares redeemed ............................     (28,890)      (21,084)      (67,920)     (48,043)
                                                        ---------     ---------     ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................      90,518       111,253       117,374      104,136
                                                        ---------     ---------     ---------    ---------
 Net increase (decrease) in net assets ..............     136,436       133,335       160,549      142,935
NET ASSETS:
 Beginning of period ................................     390,141       256,806       431,454      288,519
                                                        ---------     ---------     ---------    ---------
 End of period ......................................   $ 526,577     $ 390,141     $ 592,003    $ 431,454
                                                        =========     =========     =========    =========
  Undistributed (distributions in excess of) net
   investment income ................................   $   1,275     $     290     $      15    $       0
                                                        =========     =========     =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      27,923        19,962        23,371       17,758
                                                        ---------     ---------     ---------    ---------
 Shares issued ......................................       4,860         7,995         6,410        7,201
 Shares issued-reinvestment of dividends
  and distributions .................................       2,768         1,514         2,639        1,028
 Shares redeemed ....................................      (1,849)       (1,548)       (3,354)      (2,616)
                                                        ---------     ---------     ---------    ---------
 Increase (decrease) in shares outstanding ..........       5,779         7,961         5,695        5,613
                                                        ---------     ---------     ---------    ---------
 Shares outstanding - end of period .................      33,702        27,923        29,066       23,371
                                                        =========     =========     =========    =========

(a) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the year ended
                            All amounts in thousands
                       ----------------------------------

                                                           AGGRESSIVE GROWTH
                                                               PORTFOLIO
                                                      ---------------------------
                                                       DECEMBER 31   DECEMBER 31
                                                           1997          1996
                                                      ------------- -------------
OPERATIONS:
 Net investment income (loss) .......................   $    (166)    $    (191)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................      36,183         8,280
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      20,413        11,230
                                                        ---------     ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................      56,430        19,319
                                                        ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................           0             0
 In excess of net investment income .................      (8,640)       (2,671)
 Net realized gains .................................     (21,613)       (3,787)
 In excess of net realized gains ....................           0             0
                                                        ---------     ---------
  Total distributions ...............................     (30,253)       (6,458)
                                                        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................      97,484        99,773
 Dividends and distributions reinvested .............      30,253         6,458
 Cost of shares redeemed ............................     (38,300)      (57,074)
                                                        ---------     ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................      89,437        49,157
                                                        ---------     ---------
 Net increase (decrease) in net assets ..............     115,614        62,018
NET ASSETS:
 Beginning of period ................................     220,552       158,534
                                                        ---------     ---------
 End of period ......................................   $ 336,166     $ 220,552
                                                        =========     =========
  Undistributed (distributions in excess of) net
   investment income ................................   $     506     $       0
                                                        =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      15,556        11,965
                                                        ---------     ---------
 Shares issued ......................................       5,967         7,309
 Shares issued-reinvestment of dividends
  and distributions .................................       1,837           471
 Shares redeemed ....................................      (2,408)       (4,189)
                                                        ---------     ---------
 Increase (decrease) in shares outstanding ..........       5,396         3,591
                                                        ---------     ---------
 Shares outstanding - end of period .................      20,952        15,556
                                                        =========     =========



                                                               BALANCED                GROWTH & INCOME
                                                               PORTFOLIO                PORTFOLIO (A)
                                                      --------------------------- --------------------------
                                                       DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                                                           1997          1996          1997         1996
                                                      ------------- ------------- ------------- ------------
OPERATIONS:
 Net investment income (loss) .......................   $  1,918      $  1,238      $  1,747      $  1,150
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................      5,106         1,348         7,812         1,515
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      2,540         1,733         1,006           937
                                                        --------      --------      --------      --------
 Net increase (decrease) in net assets resulting
  from operations ...................................      9,564         4,319        10,565         3,602
                                                        --------      --------      --------      --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................     (2,040)       (1,118)       (1,900)         (996)
 In excess of net investment income .................     (1,739)            0        (2,580)            0
 Net realized gains .................................     (3,594)         (420)       (3,981)         (982)
 In excess of net realized gains ....................          0             0             0             0
                                                        --------      --------      --------      --------
  Total distributions ...............................     (7,373)       (1,538)       (8,461)       (1,978)
                                                        --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................     20,555        19,662        20,687        18,781
 Dividends and distributions reinvested .............      7,373         1,538         8,461         1,978
 Cost of shares redeemed ............................     (5,999)       (5,764)       (8,875)       (8,875)
                                                        --------      --------      --------      --------
  Increase (decrease) in net assets from capital
   share transactions ...............................     21,929        15,436        20,273        11,884
                                                        --------      --------      --------      --------
 Net increase (decrease) in net assets ..............     24,120        18,217        22,377        13,508
NET ASSETS:
 Beginning of period ................................     49,331        31,114        38,115        24,607
                                                        --------      --------      --------      --------
 End of period ......................................   $ 73,451      $ 49,331      $ 60,492      $ 38,115
                                                        ========      ========      ========      ========
  Undistributed (distributions in excess of) net
   investment income ................................   $    597      $    122      $  1,554      $    153
                                                        ========      ========      ========      ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      4,329         2,926         3,240         2,212
                                                        --------      --------      --------      --------
 Shares issued ......................................      1,673         1,800         1,630         1,646
 Shares issued-reinvestment of dividends
  and distributions .................................        603           135           665           168
 Shares redeemed ....................................       (489)         (532)         (718)         (786)
                                                        --------      --------      --------      --------
 Increase (decrease) in shares outstanding ..........      1,787         1,403         1,577         1,028
                                                        --------      --------      --------      --------
 Shares outstanding - end of period .................      6,116         4,329         4,817         3,240
                                                        ========      ========      ========      ========

(a) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the year ended
                            All amounts in thousands
                       ----------------------------------

                                                       TACTICAL ASSET ALLOCATION
                                                               PORTFOLIO
                                                      ---------------------------
                                                       DECEMBER 31   DECEMBER 31
                                                           1997          1996
                                                      ------------- -------------
OPERATIONS:
 Net investment income (loss) .......................   $   6,864     $   4,532
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................      21,974         5,223
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      10,442         9,997
                                                        ---------     ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................      39,280        19,752
                                                        ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................      (7,098)       (4,542)
 In excess of net investment income .................      (3,952)          (16)
 Net realized gains .................................     (11,378)       (3,723)
 In excess of net realized gains ....................           0             0
                                                        ---------     ---------
  Total distributions ...............................     (22,428)       (8,281)
                                                        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................      80,867       137,335
 Dividends and distributions reinvested .............      22,428         8,281
 Cost of shares redeemed ............................     (23,574)      (71,446)
                                                        ---------     ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................      79,721        74,170
                                                        ---------     ---------
 Net increase (decrease) in net assets ..............      96,573        85,641
NET ASSETS:
 Beginning of period ................................     206,172       120,531
                                                        ---------     ---------
 End of period ......................................   $ 302,745     $ 206,172
                                                        =========     =========
  Undistributed (distributions in excess of) net
   investment income ................................   $     848     $     234
                                                        =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........      16,349        10,488
                                                        ---------     ---------
 Shares issued ......................................       5,989        11,298
 Shares issued-reinvestment of dividends
  and distributions .................................       1,631           660
 Shares redeemed ....................................      (1,730)       (6,097)
                                                        ---------     ---------
 Increase (decrease) in shares outstanding ..........       5,890         5,861
                                                        ---------     ---------
 Shares outstanding - end of period .................      22,239        16,349
                                                        =========     =========

                                                            C.A.S.E. GROWTH             GLOBAL SECTOR
                                                               PORTFOLIO                PORTFOLIO (A)
                                                      --------------------------- --------------------------
                                                       DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                                                           1997          1996          1997       1996 (B)
                                                      ------------- ------------- ------------- ------------
OPERATIONS:
 Net investment income (loss) .......................  $      103     $    103      $    135     $      23
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................       6,966          630           480            42
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      (2,149)       1,514          (372)          271
                                                       ----------     --------      --------     ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................       4,920        2,247           243           336
                                                       ----------     --------      --------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................        (115)         (96)         (148)          (12)
 In excess of net investment income .................      (4,867)           0          (442)            0
 Net realized gains .................................        (438)        (430)          (50)          (24)
 In excess of net realized gains ....................           0            0             0             0
                                                       ----------     --------      --------     ---------
  Total distributions ...............................      (5,420)        (526)         (640)          (36)
                                                       ----------     --------      --------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................      42,918       23,037        10,666         7,999
 Dividends and distributions reinvested .............       5,420          526           640            36
 Cost of shares redeemed ............................     (13,801)      (1,303)       (5,174)       (1,349)
                                                       ----------     --------      --------     ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................      34,537       22,260         6,132         6,686
                                                       ----------     --------      --------     ---------
 Net increase (decrease) in net assets ..............      34,037       23,981         5,735         6,986
NET ASSETS:
 Beginning of period ................................      26,559        2,578         6,986             0
                                                       ----------     --------      --------     ---------
 End of period ......................................  $   60,596     $ 26,559      $ 12,721     $   6,986
                                                       ==========     ========      ========     =========
  Undistributed (distributions in excess of) net
   investment income ................................  $    1,677     $     12      $     16     $      13
                                                       ==========     ========      ========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........       1,979          221           662             0
                                                       ----------     --------      --------     ---------
 Shares issued ......................................       2,855        1,821           952           788
 Shares issued-reinvestment of dividends
  and distributions .................................         390           39            61             3
 Shares redeemed ....................................        (899)        (102)         (448)         (129)
                                                       ----------     --------      --------     ---------
 Increase (decrease) in shares outstanding ..........       2,346        1,758           565           662
                                                       ----------     --------      --------     ---------
 Shares outstanding - end of period .................       4,325        1,979         1,227           662
                                                       ==========     ========      ========     =========

(a) Prior to March 1, 1997, this Portfolio was named Meridian/INVESCO Global Sector Portfolio.
(b) The inception date of this Portfolio was May 1, 1996.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                          For the year or period ended
                            All amounts in thousands
                       ----------------------------------

                                                                                   INTERNATIONAL
                                                             VALUE EQUITY             EQUITY      U.S. EQUITY
                                                               PORTFOLIO             PORTFOLIO     PORTFOLIO
                                                      --------------------------- -------------- ------------
                                                       DECEMBER 31   DECEMBER 31    DECEMBER 31   DECEMBER 31
                                                           1997        1996 (A)      1997 (B)      1997 (B)
                                                      ------------- ------------- -------------- ------------
OPERATIONS:
 Net investment income (loss) .......................   $   1,004     $    193       $     20     $     129
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .....................       1,710           73           (346)        1,894
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .....................      19,277        3,325            169         1,123
                                                        ---------     --------       --------     ---------
 Net increase (decrease) in net assets resulting
  from operations ...................................      21,991        3,591           (157)        3,146
                                                        ---------     --------       --------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..............................      (1,036)        (161)           (20)         (129)
 In excess of net investment income .................        (869)           0            (65)       (1,301)
 Net realized gains .................................        (296)         (68)             0          (133)
 In excess of net realized gains ....................           0            0              0             0
                                                        ---------     --------       --------     ---------
  Total distributions ...............................      (2,201)        (229)           (85)       (1,563)
                                                        ---------     --------       --------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..................     116,169       48,035         25,394        54,442
 Dividends and distributions reinvested .............       2,201          229             85         1,563
 Cost of shares redeemed ............................     (14,119)      (2,232)        (5,442)      (14,637)
                                                        ---------     --------       --------     ---------
  Increase (decrease) in net assets from capital
   share transactions ...............................     104,251       46,032         20,037        41,368
                                                        ---------     --------       --------     ---------
 Net increase (decrease) in net assets ..............     124,041       49,394         19,795        42,951
NET ASSETS:
 Beginning of period ................................      49,394            0              0             0
                                                        ---------     --------       --------     ---------
 End of period ......................................   $ 173,435     $ 49,394       $ 19,795     $  42,951
                                                        =========     ========       ========     =========
  Undistributed (distributions in excess of) net
   investment income ................................   $     104     $     32       $     11     $     532
                                                        =========     ========       ========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period ...........       4,384            0              0             0
                                                        ---------     --------       --------     ---------
 Shares issued ......................................       9,039        4,575          2,346         4,640
 Shares issued-reinvestment of dividends
  and distributions .................................         160           20              8           127
 Shares redeemed ....................................      (1,110)        (211)          (504)       (1,256)
                                                        ---------     --------       --------     ---------
 Increase (decrease) in shares outstanding ..........       8,089        4,384          1,850         3,511
                                                        ---------     --------       --------     ---------
 Shares outstanding - end of period .................      12,473        4,384          1,850         3,511
                                                        =========     ========       ========     =========

(a) The inception date of this Portfolio was May 1, 1996.
(b) The inception date of this Portfolio was January 2, 1997.

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                         MONEY MARKET PORTFOLIO
                                                                               DECEMBER 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Net asset value, beginning of period .................................   $   1.00      $   1.00
 Income from operations:
  Net investment income (loss) .......................................       0.05          0.05
  Net realized and unrealized gain (loss) on investments .............       0.00          0.00
                                                                         --------      --------
   Total income (loss) from operations ...............................       0.05          0.05
                                                                         --------      --------
 Distributions:
  Dividends from net investment income ...............................       (0.05)        (0.05)
  Dividends in excess of net investment income .......................       0.00          0.00
  Distributions from net realized gains on investments ...............       0.00          0.00
  Distributions in excess of net realized gains on investments .......       0.00          0.00
                                                                         ---------     ---------
   Total distributions ...............................................       (0.05)        (0.05)
                                                                         ---------     ---------
Net asset value, end of period .......................................   $   1.00      $   1.00
                                                                         =========     =========
Total return (a) .....................................................        5.24%         5.03%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 119,708     $ 122,114
  Ratio of expenses to average net assets (b) ........................        0.48%         0.52%
  Ratio of net investment income (loss) to average net assets (b) ....        5.32%         5.03%
  Average commission rate paid per share .............................         N/A           N/A
  Portfolio turnover rate (a) ........................................         N/A           N/A

                                                                               MONEY MARKET PORTFOLIO
                                                                                    DECEMBER 31
                                                                       --------------------------------------
                                                                           1995         1994         1993
                                                                       ------------ ------------ ------------
Net asset value, beginning of period .................................   $  1.00      $  1.00      $  1.00
 Income from operations:
  Net investment income (loss) .......................................      0.05         0.04         0.02
  Net realized and unrealized gain (loss) on investments .............      0.00         0.00         0.00
                                                                         -------      -------      -------
   Total income (loss) from operations ...............................      0.05         0.04         0.02
                                                                         -------      -------      -------
 Distributions:
  Dividends from net investment income ...............................      (0.05)       (0.04)       (0.02)
  Dividends in excess of net investment income .......................      0.00         0.00         0.00
  Distributions from net realized gains on investments ...............      0.00         0.00         0.00
  Distributions in excess of net realized gains on investments .......      0.00         0.00         0.00
                                                                         --------     --------     --------
   Total distributions ...............................................      (0.05)       (0.04)       (0.02)
                                                                         --------     --------     --------
Net asset value, end of period .......................................   $  1.00      $  1.00      $  1.00
                                                                         ========     ========     ========
Total return (a) .....................................................       5.40%        3.44%        2.45%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 80,544     $ 93,081     $ 45,782
  Ratio of expenses to average net assets (b) ........................       0.56%        0.60%        0.66%
  Ratio of net investment income (loss) to average net assets (b) ....       5.30%        3.59%        2.41%
  Average commission rate paid per share .............................        N/A          N/A          N/A
  Portfolio turnover rate (a) ........................................        N/A          N/A          N/A

                                                                            BOND PORTFOLIO
                                                                             DECEMBER 31
                                                                       ------------------------
                                                                           1997         1996
                                                                       ------------ -----------
Net asset value, beginning of period .................................   $ 10.71     $ 11.35
 Income from operations:
  Net investment income (loss) .......................................      0.65        0.64
  Net realized and unrealized gain (loss) on investments .............      0.32       ( 0.64)
                                                                         -------     --------
   Total income (loss) from operations ...............................      0.97        0.00
                                                                         -------     --------
 Distributions:
  Dividends from net investment income ...............................     ( 0.54)     ( 0.64)
  Dividends in excess of net investment income .......................      0.00        0.00
  Distributions from net realized gains on investments ...............      0.00        0.00
  Distributions in excess of net realized gains on investments .......      0.00        0.00
                                                                         --------    --------
   Total distributions ...............................................     ( 0.54)     ( 0.64)
                                                                         --------    --------
Net asset value, end of period .......................................   $ 11.14     $ 10.71
                                                                         ========    ========
Total return (a) .....................................................       9.16%       0.14%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $129,654    $ 95,759
  Ratio of expenses to average net assets (b) ........................       0.64%       0.64%
  Ratio of net investment income (loss) to average net assets (b) ....       5.90%       5.96%
  Average commission rate paid per share .............................        N/A          N/A
  Portfolio turnover rate (a) ........................................     213.03%     187.72%

                                                                                 BOND PORTFOLIO
                                                                                   DECEMBER 31
                                                                       -----------------------------------
                                                                           1995        1994        1993
                                                                       ----------- ----------- -----------
Net asset value, beginning of period .................................  $  9.80      $ 11.24    $ 11.18
 Income from operations:
  Net investment income (loss) .......................................     0.69         0.63       0.72
  Net realized and unrealized gain (loss) on investments .............     1.55       ( 1.44)      0.95
                                                                        -------      -------    -------
   Total income (loss) from operations ...............................     2.24       ( 0.81)      1.67
                                                                        -------      -------    -------
 Distributions:
  Dividends from net investment income ...............................    ( 0.69)     ( 0.63)     ( 0.72)
  Dividends in excess of net investment income .......................     0.00         0.00       0.00
  Distributions from net realized gains on investments ...............     0.00         0.00      ( 0.89)
  Distributions in excess of net realized gains on investments .......     0.00         0.00       0.00
                                                                        --------     -------    --------
   Total distributions ...............................................    ( 0.69)     ( 0.63)     ( 1.61)
                                                                        --------     -------    --------
Net asset value, end of period .......................................  $ 11.35      $  9.80    $ 11.24
                                                                        ========     =======    ========
Total return (a) .....................................................     22.99%     ( 6.94%)     13.38%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................  $ 96,972     $71,064    $ 90,715
  Ratio of expenses to average net assets (b) ........................      0.61%       0.59%       0.64%
  Ratio of net investment income (loss) to average net assets (b) ....      6.45%       5.94%       5.94%
  Average commission rate paid per share .............................       N/A        N/A          N/A
  Portfolio turnover rate (a) ........................................    120.54%     131.73%     149.02%

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                               GROWTH PORTFOLIO
                                                                                  DECEMBER 31
                                                                        -------------------------------
                                                                              1997            1996
                                                                        --------------- ---------------
Net asset value, beginning of period ..................................  $     35.00     $     31.66
 Income from operations:
  Net investment income (loss) ........................................         0.31            0.34
  Net realized and unrealized gain (loss) on investments ..............         5.88            5.35
                                                                          -----------    ------------
   Total income (loss) from operations ................................         6.19            5.69
                                                                          -----------    ------------
 Distributions:
  Dividends from net investment income ................................       ( 0.26)         ( 0.35)
  Dividends in excess of net investment income ........................         0.00          ( 0.01)
  Distributions from net realized gains on investments ................       ( 4.09)         ( 1.99)
  Distributions in excess of net realized gains on investments ........         0.00            0.00
                                                                          -----------    ------------
   Total distributions ................................................       ( 4.35)         ( 2.35)
                                                                          -----------    ------------
Net asset value, end of period ........................................  $     36.84     $     35.00
                                                                         ===========     ============
Total return (a) ......................................................        17.54%          17.96%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................  $ 1,839,453     $ 1,527,409
  Ratio of expenses to average net assets (b) .........................         0.87%           0.88%
  Ratio of net investment income (loss) to average net assets (b) .....         0.80%           0.98%
  Average commission rate paid per share ..............................   $   0.0463     $    0.0493
  Portfolio turnover rate (a) .........................................        85.88%          45.21%

                                                                                     GROWTH PORTFOLIO
                                                                                        DECEMBER 31
                                                                        -------------------------------------------
                                                                              1995           1994          1993
                                                                        --------------- ------------- -------------
Net asset value, beginning of period ..................................   $    23.81       $ 26.25      $  25.83
 Income from operations:
  Net investment income (loss) ........................................         0.26          0.22          0.28
  Net realized and unrealized gain (loss) on investments ..............        10.97        ( 2.41)         0.79
                                                                          ----------       -------      --------
   Total income (loss) from operations ................................        11.23        ( 2.19)         1.07
                                                                          ----------       -------      --------
 Distributions:
  Dividends from net investment income ................................       ( 0.24)      ( 0.22)        ( 0.28)
  Dividends in excess of net investment income ........................         0.00          0.00          0.00
  Distributions from net realized gains on investments ................       ( 3.14)        0.00         ( 0.37)
  Distributions in excess of net realized gains on investments ........         0.00        ( 0.03)         0.00
                                                                          -----------      -------      ---------
   Total distributions ................................................       ( 3.38)      ( 0.25)        ( 0.65)
                                                                          -----------      -------      ---------
Net asset value, end of period ........................................   $    31.66       $ 23.81      $  26.25
                                                                          ===========      =======      =========
Total return (a) ......................................................        47.12%      ( 8.31%)         3.97%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $ 1,195,174      $814,383     $ 934,810
  Ratio of expenses to average net assets (b) .........................          0.86%        0.84%          0.87%
  Ratio of net investment income (loss) to average net assets (b) .....          0.90%        0.88%          1.07%
  Average commission rate paid per share ..............................           N/A           N/A            N/A
  Portfolio turnover rate (a) .........................................        130.48%      107.33%         77.91%

                                                                            GLOBAL PORTFOLIO
                                                                               DECEMBER 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Net asset value, beginning of period .................................   $ 18.12       $ 15.52
 Income from operations:
  Net investment income (loss) .......................................     0.08          0.08
  Net realized and unrealized gain (loss) on investments .............     3.32          4.20
                                                                         --------      --------
   Total income (loss) from operations ...............................     3.40          4.28
                                                                         --------      --------
 Distributions:
  Dividends from net investment income ...............................    (0.13)        (0.04)
  Dividends in excess of net investment income .......................    (1.01)        (0.17)
  Distributions from net realized gains on investments ...............    (1.34)        (1.47)
  Distributions in excess of net realized gains on investments .......     0.00          0.00
                                                                         ---------     ---------
   Total distributions ...............................................    (2.48)       ( 1.68)
                                                                         ---------     ---------
Net asset value, end of period .......................................   $ 19.04       $ 18.12
                                                                         =========     =========
Total return (a) .....................................................     18.75%        27.74%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ......................... $ 785,966     $ 534,820
  Ratio of expenses to average net assets (b) ........................      1.00%        0.99%
  Ratio of net investment income (loss) to average net assets (b) ....      0.41%        0.46%
  Average commission rate paid per share ............................. $  0.0123     $  0.0154
  Portfolio turnover rate (a) ........................................     97.54%        88.31%

                                                                                 GLOBAL PORTFOLIO
                                                                                    DECEMBER 31
                                                                       -------------------------------------
                                                                           1995         1994         1993
                                                                       ------------ ------------ -----------
Net asset value, beginning of period .................................   $ 13.12      $ 13.62      $ 10.16
 Income from operations:
  Net investment income (loss) .......................................      0.10         0.10        0.04
  Net realized and unrealized gain (loss) on investments .............      2.91         0.10        3.72
                                                                         -------      -------      -------
   Total income (loss) from operations ...............................      3.01         0.20        3.76
                                                                         -------      -------      -------
 Distributions:
  Dividends from net investment income ...............................      0.00        (0.10)      (0.04)
  Dividends in excess of net investment income .......................      0.00        (0.01)       0.00
  Distributions from net realized gains on investments ...............     (0.61)       (0.56)      (0.26)
  Distributions in excess of net realized gains on investments .......      0.00        (0.03)       0.00
                                                                         --------     --------     -------
   Total distributions ...............................................     (0.61)       (0.70)      (0.30)
                                                                         --------     --------     -------
Net asset value, end of period .......................................   $ 15.52      $ 13.12      $ 13.62
                                                                         ========     ========     =======
Total return (a) .....................................................      23.06%        0.25%      35.05%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $289,506     $261,778     $99,094
  Ratio of expenses to average net assets (b) ........................       0.99%        1.01%       1.09%
  Ratio of net investment income (loss) to average net assets (b) ....       0.75%        0.73%       0.30%
  Average commission rate paid per share .............................        N/A          N/A          N/A
  Portfolio turnover rate (a) ........................................     130.60%      192.06%      79.93%

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                         STRATEGIC TOTAL RETURN
                                                                              PORTFOLIO (I)
                                                                               DECEMBER 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Net asset value, beginning of period .................................   $ 13.97      $ 12.86
 Income from operations:
  Net investment income (loss) .......................................     0.37          0.37
  Net realized and unrealized gain (loss) on investments .............     2.68          1.56
                                                                         --------      --------
   Total income (loss) from operations ...............................     3.05          1.93
                                                                         --------      --------
 Distributions:
  Dividends from net investment income ...............................    (0.35)        (0.32)
  Dividends in excess of net investment income .......................    (0.03)         0.00
  Distributions from net realized gains on investments ...............    (1.02)        (0.50)
  Distributions in excess of net realized gains on investments .......     0.00          0.00
                                                                         ---------     ---------
   Total distributions ...............................................    (1.40)        (0.82)
                                                                         ---------     ---------
Net asset value, end of period .......................................   $ 15.62      $ 13.97
                                                                         =========     =========
Total return (a) .....................................................     21.85%       15.00%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 526,577     $ 390,141
  Ratio of expenses to average net assets (b) ........................        0.88%         0.91%
  Ratio of net investment income (loss) to average net assets (b) ....        2.43%         2.72%
  Average commission rate paid per share .............................   $  0.0596     $  0.0582
  Portfolio turnover rate (a) ........................................       48.20%        49.32%

                                                                         STRATEGIC TOTAL RETURN PORTFOLIO (I)
                                                                                     DECEMBER 31
                                                                       ----------------------------------------
                                                                            1995          1994        1993 (C)
                                                                       ------------- -------------- -----------
Net asset value, beginning of period .................................   $  10.90       $  11.23      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................       0.37           0.31         0.19
  Net realized and unrealized gain (loss) on investments .............       2.33          (0.33)        1.33
                                                                         --------       --------      -------
   Total income (loss) from operations ...............................       2.70          (0.02)        1.52
                                                                         --------       --------      -------
 Distributions:
  Dividends from net investment income ...............................      (0.37)         (0.31)       (0.19)
  Dividends in excess of net investment income .......................       0.00           0.00         0.00
  Distributions from net realized gains on investments ...............      (0.37)          0.00        (0.10)
  Distributions in excess of net realized gains on investments .......       0.00           0.00         0.00
                                                                         ---------      --------      -------
   Total distributions ...............................................      (0.74)         (0.31)       (0.29)
                                                                         ---------      --------      -------
Net asset value, end of period .......................................   $  12.86       $  10.90      $ 11.23
                                                                         =========      ========      =======
Total return (a) .....................................................      24.66%         (0.53%)      13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 256,806     $ 183,867      $90,560
  Ratio of expenses to average net assets (b) ........................       0.87%          0.89%        1.00%
  Ratio of net investment income (loss) to average net assets (b) ....       3.07%          2.78%        1.70%
  Average commission rate paid per share .............................        N/A            N/A           N/A
  Portfolio turnover rate (a) ........................................      52.59%         53.50%       27.41%

                                                                         EMERGING GROWTH PORTFOLIO
                                                                                DECEMBER 31
                                                                       -----------------------------
                                                                            1997           1996
                                                                       -------------- --------------
Net asset value, beginning of period .................................   $ 18.46        $ 16.25
 Income from operations:
  Net investment income (loss) .......................................     (0.05)         (0.04)
  Net realized and unrealized gain (loss) on investments .............      4.03           3.10
                                                                         ---------      ---------
   Total income (loss) from operations ...............................      3.98           3.06
                                                                         ---------      ---------
 Distributions:
  Dividends from net investment income ...............................      0.00           0.00
  Dividends in excess of net investment income .......................      0.00           0.00
  Distributions from net realized gains on investments ...............     (2.07)         (0.85)
  Distributions in excess of net realized gains on investments .......      0.00           0.00
                                                                         ---------      ---------
   Total distributions ...............................................     (2.07)         (0.85)
                                                                         ---------      ---------
Net asset value, end of period .......................................   $ 20.37        $ 18.46
                                                                         =========      =========
Total return (a) .....................................................     21.45%         18.88%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ......................... $ 592,003      $ 431,454
  Ratio of expenses to average net assets (b) ........................      0.93%          0.94%
  Ratio of net investment income (loss) to average net assets (b) ....    (0.27%)         (0.24%)
  Average commission rate paid per share ............................. $  0.0582      $  0.0565
  Portfolio turnover rate (a) ........................................     99.78%         80.02%

                                                                               EMERGING GROWTH PORTFOLIO
                                                                                      DECEMBER 31
                                                                       -----------------------------------------
                                                                           1995          1994         1993 (C)
                                                                       ------------ -------------- -------------
Net asset value, beginning of period .................................   $ 11.55       $  12.47      $  10.00
 Income from operations:
  Net investment income (loss) .......................................      0.01           0.01         (0.04)
  Net realized and unrealized gain (loss) on investments .............      5.42          (0.92)         2.51
                                                                         -------       --------      --------
   Total income (loss) from operations ...............................      5.43          (0.91)         2.47
                                                                         -------       --------      --------
 Distributions:
  Dividends from net investment income ...............................      0.00          (0.01)         0.00
  Dividends in excess of net investment income .......................      0.00           0.00          0.00
  Distributions from net realized gains on investments ...............     (0.73)          0.00          0.00
  Distributions in excess of net realized gains on investments .......      0.00           0.00          0.00
                                                                         --------      --------      --------
   Total distributions ...............................................     (0.73)         (0.01)         0.00
                                                                         --------      --------      --------
Net asset value, end of period .......................................   $ 16.25       $  11.55      $  12.47
                                                                         ========      ========      ========
Total return (a) .....................................................      46.79%        (7.36%)       24.71%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $288,519      $ 182,650    $ 102,472
  Ratio of expenses to average net assets (b) ........................       0.91%          0.92%        1.00%
  Ratio of net investment income (loss) to average net assets (b) ....       0.03%          0.06%       (0.30%)
  Average commission rate paid per share .............................        N/A            N/A          N/A
  Portfolio turnover rate (a) ........................................     124.13%         72.62%        12.79%

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                                     AGGRESSIVE GROWTH PORTFOLIO
                                                                                             DECEMBER 31
                                                                        ------------------------------------------------------
                                                                             1997           1996          1995       1994(D)
                                                                        -------------- -------------- ------------ -----------
Net asset value, beginning of period ..................................   $ 14.18        $ 13.25        $  9.86      $ 10.00
 Income from operations:
  Net investment income (loss) ........................................     (0.01)         (0.01)         (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ..............      3.44           1.38           3.96        (0.14)
                                                                          ---------      ---------      -------      -------
   Total income (loss) from operations ................................      3.43           1.37           3.90        (0.12)
                                                                          ---------      ---------      -------      -------
 Distributions:
  Dividends from net investment income ................................      0.00           0.00          0.00         (0.02)
  Dividends in excess of net investment income ........................     (0.42)         (0.19)         0.00          0.00
  Distributions from net realized gains on investments ................     (1.15)         (0.25)        (0.51)         0.00
  Distributions in excess of net realized gains on investments ........      0.00           0.00          0.00          0.00
                                                                          ---------      ---------      -------      -------
   Total distributions ................................................     (1.57)         (0.44)        (0.51)       (0.02)
                                                                          ---------      ---------      -------      -------
Net asset value, end of period ........................................   $ 16.04        $ 14.18       $ 13.25      $  9.86
                                                                          =========      =========      =======      =======
Total return (a) ......................................................     24.25%         10.45%        38.02%       (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................... $ 336,166      $ 220,552      $158,534      $38,826
  Ratio of expenses to average net assets (b) .........................      0.96%          0.98%         1.07%        1.00%
  Ratio of net investment income (loss) to average net assets (b) .....     (0.06%)        (0.10%)       (0.48%)      (0.20%)
  Average commission rate paid per share .............................. $  0.0710      $  0.0708           N/A         N/A
  Portfolio turnover rate (a) .........................................    136.18%        101.28%       108.04%       89.73%

                                                                                          BALANCED PORTFOLIO
                                                                                             DECEMBER 31
                                                                        ------------------------------------------------------
                                                                             1997           1996          1995       1994(d)
                                                                        -------------- -------------- ------------ -----------
Net asset value, beginning of period ..................................   $ 11.39        $ 10.63        $  9.24      $ 10.00
 Income from operations:
  Net investment income (loss) ........................................      0.38           0.34           0.44         0.34
  Net realized and unrealized gain (loss) on investments ..............      1.56           0.80           1.38        (0.76)
                                                                          -------        -------        -------      -------
   Total income (loss) from operations ................................      1.94           1.14           1.82        (0.42)
                                                                          -------        -------        -------      -------
 Distributions:
  Dividends from net investment income ................................     (0.36)         (0.28)        (0.43)        (0.34)
  Dividends in excess of net investment income ........................     (0.30)          0.00          0.00          0.00
  Distributions from net realized gains on investments ................     (0.66)         (0.10)         0.00          0.00
  Distributions in excess of net realized gains on investments ........      0.00           0.00          0.00          0.00
                                                                          ---------      ---------      -------      -------
   Total distributions ................................................     (1.32)         (0.38)        (0.43)        (0.34)
                                                                          ---------      ---------      -------      -------
Net asset value, end of period ........................................   $ 12.01        $ 11.39        $ 10.63      $  9.24
                                                                          =========      =========      =======      =======
Total return (a) ......................................................     17.10%         10.72%         19.80%       (5.73%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $73,451      $  49,331        $31,114      $19,422
  Ratio of expenses to average net assets (b) .........................      0.94%          0.97%          0.97%        1.00%
  Ratio of net investment income (loss) to average net assets (b) .....      3.13%          3.14%          4.38%        4.27%
  Average commission rate paid per share ..............................   $0.0034      $  0.0024            N/A          N/A
  Portfolio turnover rate (a) .........................................     77.06%         76.90%         98.55%       57.73%

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                                    GROWTH & INCOME PORTFOLIO (J)
                                                                                             DECEMBER 31
                                                                        -----------------------------------------------------
                                                                             1997           1996          1995      1994(D)
                                                                        -------------- -------------- ----------- -----------
Net asset value, beginning of period ..................................   $ 11.76        $ 11.12        $  9.30     $ 10.00
 Income from operations:
  Net investment income (loss) ........................................      0.49          0.42            0.46        0.43
  Net realized and unrealized gain (loss) on investments ..............      2.35          0.87            1.93       (0.70)
                                                                          -------        -------        -------     -------
   Total income (loss) from operations ................................      2.84          1.29            2.39       (0.27)
                                                                          -------        -------        -------     -------
 Distributions:
  Dividends from net investment income ................................     (0.43)        (0.33)          (0.46)      (0.43)
  Dividends in excess of net investment income ........................     (0.59)         0.00            0.00        0.00
  Distributions from net realized gains on investments ................     (1.02)        (0.32)          (0.11)       0.00
  Distributions in excess of net realized gains on investments ........      0.00          0.00            0.00        0.00
                                                                          ---------      ---------      -------     -------
   Total distributions ................................................     (2.04)        (0.65)          (0.57)      (0.43)
                                                                          ---------      ---------      -------     -------
Net asset value, end of period ........................................   $ 12.56        $11.76         $ 11.12     $  9.30
                                                                          =========      =========      =======     =======
Total return (a) ......................................................     24.65%        11.64%          25.25%      (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $60,492       $38,115         $24,607     $10,482
  Ratio of expenses to average net assets (b) .........................      0.96%         1.00%           1.00%       1.00%
  Ratio of net investment income (loss) to average net assets (b) .....      3.84%         3.73%           4.56%       5.36%
  Average commission rate paid per share ..............................   $0.0469       $0.0433             N/A         N/A
  Portfolio turnover rate (a) .........................................    155.77%        68.53%          78.34%      36.13%

                                                                                        TACTICAL
                                                                                    ASSET ALLOCATION
                                                                                        PORTFOLIO
                                                                                       DECEMBER 31
                                                                        -----------------------------------------
                                                                             1997          1996        1995(e)
                                                                        ------------- ------------- -------------
Net asset value, beginning of period ..................................   $ 12.61       $ 11.49       $  10.00
 Income from operations:
  Net investment income (loss) ........................................      0.36          0.33           0.41
  Net realized and unrealized gain (loss) on investments ..............      1.72          1.33           1.93
                                                                          --------      --------      --------
   Total income (loss) from operations ................................      2.08          1.66           2.34
                                                                          --------      --------      --------
 Distributions:
  Dividends from net investment income ................................     (0.33)        (0.30)         (0.41)
  Dividends in excess of net investment income ........................     (0.19)         0.00           0.00
  Distributions from net realized gains on investments ................     (0.56)        (0.24)         (0.44)
  Distributions in excess of net realized gains on investments ........      0.00          0.00           0.00
                                                                          ---------     ---------     ---------
   Total distributions ................................................     (1.08)        (0.54)         (0.85)
                                                                          ---------     ---------     ---------
Net asset value, end of period ........................................   $ 13.61       $ 12.61       $  11.49
                                                                          =========     =========     =========
Total return (a) ......................................................     16.59%        14.42%         20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................  $302,745     $ 206,172      $ 120,531
  Ratio of expenses to average net assets (b) .........................      0.87%         0.90%          0.93%
  Ratio of net investment income (loss) to average net assets (b) .....      2.65%         2.78%          3.76%
  Average commission rate paid per share ..............................  $ 0.0322     $  0.0050            N/A
  Portfolio turnover rate (a) .........................................     63.76%        98.97%         38.68%

                                                                                        C.A.S.E.
                                                                                    GROWTH PORTFOLIO
                                                                                       DECEMBER 31
                                                                        -----------------------------------------
                                                                             1997           1996        1995(f)
                                                                        -------------- -------------- -----------
Net asset value, beginning of period ..................................   $  13.42       $  11.66      $  10.00
 Income from operations:
  Net investment income (loss) ........................................       0.04           0.12          0.12
  Net realized and unrealized gain (loss) on investments ..............       1.95           1.92          2.49
                                                                          --------       --------      --------
   Total income (loss) from operations ................................       1.99           2.04          2.61
                                                                          --------       --------      --------
 Distributions:
  Dividends from net investment income ................................      (0.03)         (0.05)        (0.12)
  Dividends in excess of net investment income ........................      (1.23)          0.00          0.00
  Distributions from net realized gains on investments ................      (0.14)         (0.23)        (0.83)
  Distributions in excess of net realized gains on investments ........       0.00           0.00          0.00
                                                                          ----------     ----------    ---------
   Total distributions ................................................      (1.40)         (0.28)        (0.95)
                                                                          ----------     ----------    ---------
Net asset value, end of period ........................................   $  14.01       $  13.42      $  11.66
                                                                          ==========     ==========    =========
Total return (a) ......................................................      15.03%         17.50%        20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $ 60,596     $   26,560      $  2,578
  Ratio of expenses to average net assets (b) .........................       1.00%          1.00%         1.00%
  Ratio of net investment income (loss) to average net assets (b) .....       0.25%          0.94%         1.02%
  Average commission rate paid per share ..............................   $ 0.0593      $  0.0604           N/A
  Portfolio turnover rate (a) .........................................     196.50%        160.27%       121.62%

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                               For the year ended
                       ----------------------------------

                                                                                GLOBAL SECTOR
                                                                                PORTFOLIO (K)
                                                                                 DECEMBER 31
                                                                        -----------------------------
                                                                             1997          1996(g)
                                                                        -------------- --------------
Net asset value, beginning of period ..................................   $ 10.55        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................      0.14           0.06
  Net realized and unrealized gain (loss) on investments ..............      0.23           0.55
                                                                          -------        -------
   Total income (loss) from operations ................................      0.37           0.61
                                                                          -------        -------
 Distributions:
  Dividends from net investment income ................................     (0.13)         (0.02)
  Dividends in excess of net investment income ........................     (0.38)          0.00
  Distributions from net realized gains on investments ................     (0.04)         (0.04)
  Distributions in excess of net realized gains on investments ........      0.00           0.00
                                                                          ----------     ----------
   Total distributions ................................................     (0.55)         (0.06)
                                                                          ----------     ----------
Net asset value, end of period ........................................   $ 10.37        $ 10.55
                                                                          ==========     ==========
Total return (a) ......................................................      3.43%          6.08%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $12,721        $  6,986
  Ratio of expenses to average net assets (b) .........................      1.70%           2.37%
  Ratio of net investment income (loss) to average net assets (b) .....      1.27%           0.62%
  Average commission rate paid per share ..............................   $0.0475        $ 0.0313
  Portfolio turnover rate (a) .........................................     56.26%          27.58%

                                                                                VALUE EQUITY
                                                                                 PORTFOLIO
                                                                                DECEMBER 31
                                                                        ----------------------------
                                                                             1997         1996(g)
                                                                        ------------- --------------
Net asset value, beginning of period ..................................   $ 11.27       $ 10.00
 Income from operations:
  Net investment income (loss) ........................................      0.12          0.10
  Net realized and unrealized gain (loss) on investments ..............      2.69          1.23
                                                                          --------      -------
   Total income (loss) from operations ................................      2.81          1.33
                                                                          --------      -------
 Distributions:
  Dividends from net investment income ................................     (0.09)        (0.04)
  Dividends in excess of net investment income ........................     (0.07)         0.00
  Distributions from net realized gains on investments ................     (0.02)        (0.02)
  Distributions in excess of net realized gains on investments ........      0.00          0.00
                                                                          ---------     ----------
   Total distributions ................................................     (0.18)        (0.06)
                                                                          ---------     ----------
Net asset value, end of period ........................................   $ 13.90       $ 11.27
                                                                          =========     ==========
Total return (a) ......................................................     25.04%        13.19%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................  $173,435       $49,394
  Ratio of expenses to average net assets (b) .........................      0.89%         1.00%
  Ratio of net investment income (loss) to average net assets (b) .....      0.90%         0.89%
  Average commission rate paid per share ..............................   $0.0630       $0.0696
  Portfolio turnover rate (a) .........................................     17.28%         7.93%

   The notes to the financial statements are an integral part of this report.

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                              For the period ended
                       ----------------------------------

                                                                          INTERNATIONAL       U.S.
                                                                             EQUITY          EQUITY
                                                                            PORTFOLIO       PORTFOLIO
                                                                           DECEMBER 31     DECEMBER 31
                                                                        ---------------- --------------
                                                                             1997(h)         1997(h)
                                                                        ---------------- --------------
Net asset value, beginning of period ..................................    $ 10.00         $ 10.00
 Income from operations:
  Net investment income (loss) ........................................       0.02            0.09
  Net realized and unrealized gain (loss) on investments ..............       0.73            2.60
                                                                           -------         -------
   Total income (loss) from operations ................................       0.75            2.69
                                                                           -------         -------
 Distributions:
  Dividends from net investment income ................................     (0.01)           (0.04)
  Dividends in excess of net investment income ........................     (0.04)           (0.38)
  Distributions from net realized gains on investments ................      0.00            (0.04)
  Distributions in excess of net realized gains on investments ........      0.00             0.00
                                                                           ---------       ---------
   Total distributions ................................................     (0.05)           (0.46)
                                                                           ---------       ---------
Net asset value, end of period ........................................    $10.70          $ 12.23
                                                                           =========       =========
Total return (a) ......................................................      7.50%           27.01%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ..........................   $19,795          $42,951
  Ratio of expenses to average net assets (b) .........................      1.50%            1.30%
  Ratio of net investment income (loss) to average net assets (b) .....      0.18%            0.75%
  Average commission rate paid per share ..............................   $0.0351          $0.0364
  Portfolio turnover rate (a) .........................................     54.33%           92.35%

NOTES TO FINANCIAL HIGHLIGHTS:

 * The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Notes to Financial Highlights below and Note 6.
(a) For periods of less than one year the total return and portfolio turnover are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.
(c) The inception of this portfolio was March 1, 1993.
(d) The inception of this portfolio was March 1, 1994.
(e) The inception of this portfolio was January 3, 1995.
(f) The inception of this portfolio was May 1, 1995.
(g) The inception of this portfolio was May 1, 1996.
(h) The inception of this portfolio was January 2, 1997.
(i) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(j) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.
(k) Prior to March 1, 1997, this Portfolio was named the Meridian/INVESCO Global Sector Portfolio.

   The notes to the financial statements are an integral part of this report.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
            --------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING
          POLICIES

   The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and certain of its affiliates. See the prospectus and the Statement of Additional Information for a description of each portfolios investment objective.

   Effective March 1, 1997, the name of the Meridian/
INVESCO Global Sector Portfolio was changed to the Global Sector Portfolio. Effective May 1, 1997, the names of the Equity-Income and Utility Portfolios were changed to the Strategic Total Return and Growth & Income Portfolios, respectively.

   The following is a summary of significant accounting policies followed consistently by the Fund in accordance with generally accepted accounting principles.

A. VALUATION OF INVESTMENT

   The securities held by the Money Market Portfolio are valued on the basis of amortized cost which approximates market value.

   Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities maturing in 60 days or less are valued based on amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

   The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the Portfolios record a realized gain or loss. Risks may arise from the changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

E. FUTURES CONTRACTS

   The Fund is authorized to enter into stock index or U.S. Treasury securities futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The underlying face amounts at value of any open futures contracts at December 31, 1997, are listed in note 5. The variation margin receivable or payable, as applicable, is included in other assets or

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
            --------------------------------------------------------

NOTE 1 -- (CONTINUED)

other liabilities. The primary risk associated with the use of futures contracts is imperfect correlation between the change in the value of the futures contracts and the market value of the securities held by the Portfolio.

F. SECURITIES LENDING

   The Fund derives income from its securities lending activities. During the year ended December 31, 1997, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:

PORTFOLIO                       INCOME
----------------------------   -------
 Bond                          $53
 Growth                        293
 Global                        486
 Strategic Total Return        137
 Emerging Growth               391
 Aggressive Growth              74
 Balanced                       47
 Growth & Income                10
 Tactical Asset Allocation      58

G. FEDERAL INCOME TAXES

   It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code
Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

   Reclassifications between undistributed net investment income ("UNII"), undistributed net realized capital gains ("UNCG") and additional paid-in capital accounts are made to reflect income and gains available for distribution under Federal tax regulations. Net investment income, net realized gains and net assets were not effected by these reclassifications.

   The Portfolios and the amounts of the reclassifications are as follows:

PORTFOLIO                         UNII          UNCG
----------------------------   ----------   ------------
 Growth                        $ (149)      $   149
 Global                        45,069       (45,069)
 Strategic Total Return         2,194        (2,194)
 Aggressive Growth              9,312        (9,312)
 Balanced                       2,336        (2,336)
 Growth & Income                4,134        (4,134)
 Tactical Asset Allocation      4,800        (4,800)
 C.A.S.E. Growth                6,544        (6,544)
 Global Sector                    458          (458)
 Value Equity                     973          (973)
 International Equity              76           (76)
 U.S. Equity                    1,833        (1,833)

   In addition, reclassifications were made in the Global and Emerging Growth Portfolios for $ 1 and $ 1,366, respectively, increasing UNII and decreasing additional paid-in capital.

H. DIVIDENDS AND DISTRIBUTIONS

   Dividends of the Money Market Portfolio are declared daily and reinvested at least monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gains distributions are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after the ex-date.

I. ESTIMATES

   The preparation of financial statements in accordance with generally accepted accounting principles required management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

J. EXPENSE OFFSET ARRANGEMENT

   Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

NOTE 2 -- INVESTMENT ADVISORY
          AND TRANSACTIONS WITH
          AFFILIATES

   WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Invest-

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
            --------------------------------------------------------

NOTE 2 -- (CONTINUED)

ment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. InterSecurities, Inc. ("ISI") is the Fund's distributor. WRL Management and WRL Services are wholly-owned subsidiaries of WRL, which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation. In addition, ISI is an indirect wholly-owned subsidiary of AEGON nv.

A. INVESTMENT ADVISORY FEES

   The Portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective Portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceed the stated annual limit.

PORTFOLIO                       ADVISORY FEE     EXPENSE LIMIT
----------------------------   --------------   --------------
 Money Market                        0.40%            0.70%
 Bond                                0.50%            0.70%
 Growth                              0.80%            1.00%
 Global                              0.80%            1.00%
 Strategic Total Return              0.80%            1.00%
 Emerging Growth                     0.80%            1.00%
 Aggressive Growth                   0.80%            1.00%
 Balanced                            0.80%            1.00%
 Growth & Income                     0.75%            1.00%
 Tactical Asset Allocation           0.80%            1.00%
 C.A.S.E. Growth                     0.80%            1.00%
 Global Sector                       0.80%             N/A
 Value Equity                        0.80%            1.00%
 International Equity                1.00%            1.50%
 U.S. Equity                         0.80%            1.30%

B. SUB-ADVISERS

   WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the Portfolios and compensates the Sub-Advisers as described in the prospectus.

   Effective March 1, 1997, the Sub-Advisory Agreement for the Global Sector Portfolio between WRL Management and INVESCO Global Asset Management Limited was terminated. This resulted in a change of the advisory fee from 1.10% to 0.70%. Effective June 16, 1997, the Sub-Advisory Agreement for the Global Sector Portfolio between WRL Management and Meridian Investment Management Corporation was amended and the advisory fee was changed to 0.80%.

   Effective January 1, 1998, the Sub-Adviser for the Bond Portfolio changed from Janus Capital Corporation to AEGON USA Investment Management, Inc. ("AEGON Management"). AEGON Management is also the Sub-Adviser to the Balanced Portfolio and is an indirect wholly-owned subsidiary of AEGON nv. Scottish Equitable Investment Management, Ltd. is a Sub-Adviser to the International Equity Portfolio and is also an indirect wholly-owned subsidiary of AEGON nv.

   The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or the Sub-Adviser during the year ended December 31, 1997, as follows:

PORTFOLIO               COMMISSIONS
--------------------   ------------
 Aggressive Growth         $ 750

C. INVESTMENTS IN AFFILIATES

   The Fund held the following investments in affiliates at December 31, 1997. There were no investments in affiliates held at December 31, 1996.

                                                               MARKET
                                   SHARES        COST           VALUE
                                  --------   ------------   ------------
    Global Portfolio:
     Nortel Invesora S.A. ADR        121     $ 3,486        $ 3,086
    Emerging Growth Portfolio:
     Providian Financial
         Corporation                  55      2,440          2,485
    U.S. Equity Portfolio:
     Aegon n.v. ADR                 0.22         15             20
     Providian Financial
         Corporation                 .003       0.10           0.14

                                                             1997
                                     1997        1997      DIVIDEND
                                  PURCHASES     SALES       INCOME
                                 -----------   -------   -----------
   Global Portfolio:
    Nortel Invesora S.A. ADR     $ 3,486         $ 0      $   3.00
   Emerging Growth Portfolio:
    Providian Financial
        Corporation                2,440           0          1.00
   U.S. Equity Portfolio:
    Aegon n.v. ADR                    15           6          0.10
    Providian Financial
        Corporation                   17          13          0.06

D. ADMINISTRATIVE SERVICES

   The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific Portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying Separate Ac-

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 2 -- (CONTINUED)

counts. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

E. PLAN OF DISTRIBUTION

  Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution Agreement with ISI.

  Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets.

  ISI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any Portfolio during the fiscal year ended December 31, 1997. Prior to ISI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN

  Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. ( the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series Fund, an affiliate of the Fund. At December 31, 1997, the market value of invested plan amounts was $ 34. Invested plan amounts are included in other assets, and the total liability for deferred compensation to the Directors under the Plan at December 31, 1997 is included in other liabilities in the accompanying Statement of Assets and Liabilities.

NOTE 3 -- SECURITIES TRANSACTIONS

Securities transactions are summarized as follows:

                                                      MONEY MARKET        BOND          GROWTH          GLOBAL
                                                        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     --------------   -----------   --------------   ------------
For the period ended December 31, 1997:
 Purchases of securities:
  Long-term excluding U.S. Government ............     $        0      $ 113,612     $ 1,359,219      $ 813,645
  U.S. Government securities .....................      1,081,462        350,588       1,223,657        262,256
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government ............          2,998         86,391       1,202,881        655,717
  U.S. Government securities .....................      1,082,404        345,598       1,278,244        256,412

                                                        STRATEGIC       EMERGING      AGGRESSIVE
                                                      TOTAL RETURN       GROWTH         GROWTH      BALANCED
                                                        PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                     --------------   ------------   -----------   ----------
For the period ended December 31, 1997:
 Purchases of securities:
  Long-term excluding U.S. Government ............     $  200,917      $  527,234     $ 404,127     $ 49,913
  U.S. Government securities .....................         71,892       8,268,692         1,546       14,227
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government ............        178,687         478,143       360,369       38,630
  U.S. Government securities .....................         38,313       8,352,616             0        7,525

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 3 -- (CONTINUED)

                                                       GROWTH &     TACTICAL ASSET      C.A.S.E.      GLOBAL
                                                        INCOME        ALLOCATION         GROWTH       SECTOR
                                                      PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                     -----------   ----------------   -----------   ----------
For the period ended December 31, 1997:
 Purchases of securities:
  Long-term excluding U.S. Government ............    $  65,887        $ 162,486       $ 105,679     $ 8,923
  U.S. Government securities .....................        7,042           72,765               0       2,165
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government ............       66,781          115,039          74,876       5,100
  U.S. Government securities .....................            0          213,097               0         328


                                                                       INTERNATIONAL
                                                      VALUE EQUITY         EQUITY         U.S. EQUITY
                                                        PORTFOLIO      PORTFOLIO (A)     PORTFOLIO (A)
                                                     --------------   ---------------   --------------
For the period ended December 31, 1997:
 Purchases of securities:
  Long-term excluding U.S. Government ............      $ 108,445         $ 24,070         $ 48,172
  U.S. Government securities .....................         26,651                0              844
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government ............         16,895            5,480           13,764
  U.S. Government securities .....................         20,000                0              189

(a) The inception date of this portfolio was January 2, 1997.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

  The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

  Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all Federal and state income taxes.

  The net capital loss carryforwards noted below as of December 31, 1997, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio will elect to treat the net capital losses incurred in the two month period ended December 31, 1997, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year.

                                                           PRIOR YEAR
                                       POST-OCTOBER     NET CAPITAL LOSS                              NET CAPITAL LOSS
                                          LOSSES          CARRYFORWARD       NET CAPITAL LOSS           CARRYFORWARD
PORTFOLIO                                DEFERRED           UTILIZED           CARRYFORWARD           AVAILABLE THROUGH
-----------------------------------   --------------   ------------------   ------------------   --------------------------
Money Market ......................       $    0               $ 0               $    N/A                   N/A
Bond ..............................            0                 0                 (6,182)       $ 5,921 December 31, 2002
                                                                                                     261 December 31, 2005
Growth ............................            0                 0                      0                   N/A
Global ............................        5,182                 0                      0                   N/A
Strategic Total Return ............            0                 0                      0                   N/A
Emerging Growth ...................            0                 0                      0                   N/A
Aggressive Growth .................            0                 0                      0                   N/A
Balanced ..........................            0                 0                      0                   N/A
Growth & Income ...................            0                 0                      0                   N/A
Tactical Asset Allocation .........            0                 0                      0                   N/A
C.A.S.E. Growth ...................            0                 0                      0                   N/A
Global Sector .....................            9                 0                      0                   N/A
Value Equity ......................            0                 0                      0                   N/A
International Equity ..............          222                 0                   (105)             December 31, 2005
U.S. Equity .......................            0                 0                      0                   N/A

W R L  S e r i e s  F u n d , I n c .

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 4 -- (CONTINUED)

  The aggregate cost of investments and composition of unrealized appreciation and depreciation for Federal income tax purposes as of December 31, 1997 are as follows:

                                                                                         NET UNREALIZED
                                       FEDERAL TAX      UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                               COST BASIS     APPRECIATION     DEPRECIATION      DEPRECIATION
-----------------------------------   -------------   --------------   --------------   ---------------
Money Market ......................    $  119,047        $    N/A        $     N/A         $    N/A
Bond ..............................       125,196           2,706              (42)           2,664
Growth ............................     1,383,845         475,893          (11,603)         464,290
Global ............................       656,900         142,048          (24,326)         117,722
Strategic Total Return ............       423,884         105,101           (6,797)          98,304
Emerging Growth ...................       439,279         167,170          (14,476)         152,694
Aggressive Growth .................       278,171          56,750           (3,206)          53,544
Balanced ..........................        66,064           9,513           (2,510)           7,003
Growth & Income ...................        56,822           4,862             (375)           4,487
Tactical Asset Allocation .........       274,646          32,641           (5,994)          26,647
C.A.S.E. Growth ...................        57,782           4,615           (5,431)            (816)
Global Sector .....................        12,190           1,055           (1,166)            (111)
Value Equity ......................       151,279          26,467           (3,865)          22,602
International Equity ..............        18,263           1,478           (1,408)              70
U.S. Equity .......................        36,751           1,889             (926)             963

NOTE 5 -- COMMITMENTS

  The Fund is authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Fund's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

  The Growth, Global and International Equity Portfolios entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at December 31, 1997 are as follows:

                                                                 VALUE IN       NET UNREALIZED
                                               SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                     BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
-------------------------   ---------------   ------------   ---------------   ---------------
Growth Portfolio
 German Deutschemark              (175)        03/04/98         $    (98)         $     (3)
 German Deutschemark                10         03/04/98                6                 0
 German Deutschemark                12         03/04/98                7                 0
 German Deutschemark                (6)        03/04/98               (3)                0
 German Deutschemark                (8)        03/04/98               (4)                0
 German Deutschemark               (10)        03/11/98               (6)                0
 German Deutschemark                10         03/11/98                6                 0
 German Deutschemark                 9         04/22/98                5                 0
 German Deutschemark                (9)        04/22/98               (5)                0
 German Deutschemark                (9)        04/22/98               (5)                0
 German Deutschemark               (14)        04/22/98               (8)                0
 German Deutschemark               (11)        04/22/98               (6)                0
 British Pound Sterling        (25,500)        02/25/98          (41,805)           (1,602)
 British Pound Sterling          1,000         02/25/98            1,639                61
 British Pound Sterling          1,200         02/25/98            1,967                55
 British Pound Sterling         (1,200)        02/25/98           (1,967)              (69)
 British Pound Sterling         (1,000)        03/04/98           (1,639)              (59)
 British Pound Sterling          1,500         02/25/98            2,459                58
 British Pound Sterling          1,200         02/25/98            1,967                73

1 9 9 7  A n n u a l  R e p o r t
                                      105

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 5 -- (CONTINUED)

                                                                  VALUE IN       NET UNREALIZED
                                                SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                      BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------------------------   ---------------   ------------   ---------------   ---------------
Growth Portfolio
 British Pound Sterling             (800)       03/04/98        $   (1,311)        $    (40)
 British Pound Sterling           (1,700)       03/04/98            (2,786)             (55)
 British Pound Sterling             (500)       03/11/98              (819)             (17)
 British Pound Sterling            3,300        02/25/98             5,410              (69)
 British Pound Sterling           (1,100)       05/06/98            (1,797)              31
 British Pound Sterling            1,200        03/04/98             1,967              (55)
 British Pound Sterling           (2,100)       05/06/98            (3,431)              86
 British Pound Sterling           (1,500)       05/06/98            (2,451)              37
 British Pound Sterling           (1,500)       02/25/98            (2,459)             (17)
 British Pound Sterling              900        05/06/98             1,470              (22)
 British Pound Sterling              500        03/11/98               819              (16)
 Netherlands Guilder              (3,250)       01/12/98            (1,605)              26
 Netherlands Guilder                 200        01/12/98                99               (1)
 Netherlands Guilder                (900)       02/25/98              (446)             (13)
 Netherlands Guilder                 200        01/12/98                99                2
 Netherlands Guilder                (100)       01/12/98               (49)              (1)
 Netherlands Guilder                 210        01/12/98               104                1
 Netherlands Guilder                 200        01/12/98                99                0
 Netherlands Guilder                (250)       03/11/98              (124)              (3)
 Netherlands Guilder                 200        01/12/98                99                0
 Netherlands Guilder                (150)       03/05/98               (74)               0
 Netherlands Guilder                 150        03/05/98                74               (1)
 Netherlands Guilder                 150        03/11/98                74               (1)
 Netherlands Guilder                (100)       01/12/98               (49)               1
 Netherlands Guilder                (170)       02/25/98               (84)               2
 Netherlands Guilder                (150)       04/08/98               (74)               2
 Netherlands Guilder                (200)       03/31/98               (99)               2
 Netherlands Guilder                 200        01/12/98                99               (3)
 Netherlands Guilder                 150        04/08/98                74               (2)
 Netherlands Guilder                 350        01/12/98               173               (6)
 Netherlands Guilder                (300)       03/31/98              (149)               6
 Netherlands Guilder                 250        02/25/98               124               (7)
 Netherlands Guilder                 275        03/31/98               136               (6)
 Netherlands Guilder                (100)       03/31/98               (50)               2
 Netherlands Guilder                 150        02/25/98                74               (2)
 Netherlands Guilder                (100)       03/31/98               (50)               1
 Netherlands Guilder                 185        03/31/98                92               (2)
 Netherlands Guilder                 100        03/11/98                50               (1)
 Netherlands Guilder                 150        03/31/98                74               (2)
 Netherlands Guilder                 200        02/25/98                99               (2)
 Netherlands Guilder                (230)       03/31/98              (114)               2
 Netherlands Guilder               1,600        01/12/98               790              (13)
 Netherlands Guilder                 275        01/12/98               135               (2)
 Netherlands Guilder                 225        03/31/98               112               (2)
 Netherlands Guilder                 260        02/25/98               129               (1)
 Netherlands Guilder                  15        01/12/98                 7                0
 Netherlands Guilder                (346)       01/05/98              (171)               2
 Netherlands Guilder                (101)       01/06/98               (50)               0
 Netherlands Guilder                 105        02/25/98                52                0
 Swedish Krona                   (28,000)       01/12/98            (3,529)              85
 Swedish Krona                    28,000        01/12/98             3,529               22
                                                                                   ----------
  Total Growth Portfolio                                        $  (43,198)        $ (1,538)
                                                                ==========         ==========

W R L  S e r i e s  F u n d ,  I n c .

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 5 -- (CONTINUED)

                                                                   VALUE IN       NET UNREALIZED
                                                 SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                      BOUGHT (SOLD)         DATE        BOUGHT (SOLD)     (DEPRECIATION)
-------------------------   -----------------   ------------   ---------------   ---------------
Global Portfolio
 Belgian Franc                       (943)       01/15/98         $     (25)        $     0
 Swiss Franc                        8,500        01/20/98             5,834            (282)
 Swiss Franc                      (10,000)       01/20/98            (6,864)            119
 Swiss Franc                        2,000        02/18/98             1,377             (67)
 Swiss Franc                       (2,000)       02/18/98            (1,377)            (25)
 Swiss Franc                       (5,854)       02/26/98            (4,035)            171
 German Deutschemark                 (571)       01/02/98              (318)              4
 German Deutschemark                 (298)       01/02/98              (166)              2
 German Deutschemark                  (33)       01/05/98               (19)              0
 German Deutschemark               (5,017)       01/06/98            (2,790)             12
 German Deutschemark                  (19)       01/06/98               (10)              0
 German Deutschemark               (5,000)       01/15/98            (2,783)             77
 German Deutschemark                7,000        02/03/98             3,900            (110)
 German Deutschemark                1,000        02/03/98               557             (25)
 German Deutschemark               (8,000)       02/03/98            (4,457)             (7)
 German Deutschemark                3,600        02/18/98             2,007             (84)
 German Deutschemark               (4,500)       02/18/98            (2,509)            (81)
 German Deutschemark                5,000        02/19/98             2,788             (20)
 German Deutschemark               10,000        02/19/98             5,576            (255)
 German Deutschemark              (15,000)       02/19/98            (8,365)            (45)
 German Deutschemark                3,500        02/26/98             1,952             (72)
 German Deutschemark                5,000        02/26/98             2,789            (121)
 German Deutschemark              (10,372)       02/26/98            (5,786)            (33)
 Spanish Peseta                    (5,177)       01/07/98               (34)              0
 Finnish Markka                    13,400        02/11/98             2,467             (94)
 Finnish Markka                   (13,400)       02/11/98            (2,467)             44
 French Franc                      (1,433)       01/02/98              (238)              3
 French Franc                      30,000        01/09/98             4,987              (6)
 French Franc                      15,000        01/09/98             2,493            (123)
 French Franc                     (45,000)       01/09/98            (7,480)              1
 French Franc                         206        01/30/98                34               0
 French Franc                         619        01/30/98               103               0
 French Franc                     (27,094)       01/30/98            (4,510)             21
 French Franc                      (2,278)       01/30/98              (379)              2
 French Franc                      (3,729)       01/30/98              (621)              3
 French Franc                      85,000        02/03/98            14,151            (695)
 French Franc                     (85,000)       02/03/98           (14,151)           (128)
 French Franc                      40,000        02/18/98             6,665            (315)
 French Franc                      (7,425)       02/18/98            (1,237)            (11)
 French Franc                     (32,000)       02/18/98            (5,332)           (218)
 French Franc                     (55,000)       02/18/98            (9,164)           (182)
 British Pound Sterling                (6)       01/02/98               (10)              0
 British Pound Sterling            27,000        02/11/98            44,293            (628)
 British Pound Sterling             7,000        02/11/98            11,483             305
 British Pound Sterling           (42,000)       02/11/98           (68,900)         (1,202)
 British Pound Sterling           (11,200)       02/11/98           (18,373)            238
 British Pound Sterling            (4,000)       02/19/98            (6,560)            116
 Italian Lira                  (2,831,142)       01/08/98            (1,600)              9
 Japanese Yen                     107,059        01/05/98               822              (1)
 Japanese Yen                      57,401        01/05/98               441               0

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 5 -- (CONTINUED)

                                                                  VALUE IN       NET UNREALIZED
                                                SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                      BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------------------------   ---------------   ------------   ---------------   ---------------
Global Portfolio
 Japanese Yen                   (1,245,000)     01/20/98        $    (9,584)       $  1,632
 Japanese Yen                     (100,000)     02/18/98               (773)             71
 Japanese Yen                    1,750,000      03/18/98             13,585          (1,091)
 Japanese Yen                   (3,165,200)     03/18/98            (24,571)          2,825
 Japanese Yen                     (200,000)     03/25/98             (1,554)            142
 Japanese Yen                     (350,000)     03/25/98             (2,720)              8
 Japanese Yen                     (370,000)     04/22/98             (2,888)             35
 Japanese Yen                     (150,000)     04/22/98             (1,171)             (2)
 Japanese Yen                     (350,000)     04/22/98             (2,732)              4
 Netherlands Guilder                   143      01/05/98                 71               0
 Netherlands Guilder                    52      01/06/98                 26               0
 Netherlands Guilder                   429      01/06/98                212              (1)
 Netherlands Guilder                20,000      02/03/98              9,889            (451)
 Netherlands Guilder               (20,000)     02/03/98             (9,889)            (12)
 Netherlands Guilder                (5,000)     02/18/98             (2,474)            (81)
 Netherlands Guilder                16,000      02/19/98              7,918             (57)
 Netherlands Guilder                20,000      02/19/98              9,898            (450)
 Netherlands Guilder               (49,000)     02/19/98            (24,249)           (135)
 Swedish Krona                       1,480      01/02/98                186              (4)
 Swedish Krona                       2,061      01/02/98                260              (6)
 Swedish Krona                       1,129      01/05/98                142              (2)
 Swedish Krona                         223      01/05/98                 28               0
 Swedish Krona                       1,611      01/07/98                203              (1)
 Swedish Krona                     (30,000)     02/02/98             (3,784)            103
 Swedish Krona                      60,000      02/11/98              7,569            (467)
 Swedish Krona                     (80,000)     02/11/98            (10,092)             99
 South African Rand                  1,215      10/02/98                250              16
 South African Rand                  1,125      10/02/98                233              15
 South African Rand                 (2,340)     10/02/98               (479)            (38)
                                                                -----------        ----------
  Total Global Portfolio                                        $  (112,331)       $ (1,551)
                                                                ===========        ==========

                                                                       VALUE IN       NET UNREALIZED
                                                     SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                           BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
-------------------------------   ---------------   ------------   ---------------   ---------------
International Equity Portfolio
 German Deutschemark                   (544)         01/23/98          $ (303)             $ 7
 British Pound Sterling                   1          01/06/98               1                0
 British Pound Sterling                   2          01/06/98               3                0
 Phillipine Peso                        (15)         01/05/98               0                0
 Phillipine Peso                        (44)         01/05/98              (1)               0
 Swedish Krona                            1          01/02/98               0                0
 South African Rand                      (1)       01/06/98                 0                0
                                                                       --------            ---
  Total International Equity Portfolio                                 $ (300)             $ 7
                                                                       ========            ===

W R L  S e r i e s  F u n d ,  I n c .

                             WRL SERIES FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1997
                            All amounts in thousands
                                  (continued)
                       ----------------------------------

NOTE 5 -- (CONTINUED)

  The U.S. Equity Portfolio entered into S&P 500 futures and contracts, which obligate the Fund to settle variation margins in cash daily. Securities with an aggregate market value of $ 363 have been segregated with the custodian to cover margin requirements for the following open future contracts at December 31, 1997:

                                                                 NET UNREALIZED
                                 SETTLEMENT       VALUE IN        APPRECIATION
TYPE               CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
---------------   -----------   ------------   --------------   ---------------
S&P 500 index         17         03/19/98          $ 4,161            $ 19

NOTE 6 -- FINANCIAL HIGHLIGHTS

  The total return set forth in "Financial Highlights" reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a Portfolio's period from inception is less than one year, the total return shown is not annualized.

  The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver (see Note 2). Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                               DECEMBER 31
                                      --------------------------------------------------------------
PORTFOLIO                                1997         1996         1995         1994         1993
-----------------------------------   ----------   ----------   ----------   ----------   ----------
Money Market ......................          *            *            *            *            *
Bond ..............................          *            *            *            *            *
Growth ............................          *            *            *            *            *
Global ............................          *            *            *            *            *
Strategic Total Return ............          *            *            *            *         1.12%
Emerging Growth ...................          *            *            *            *         1.16%
Aggressive Growth .. ..............          *            *            *         1.18%           **
Balanced .. .......................          *            *            *         1.34%           **
Growth & Income ...................          *            *         1.08%        1.90%           **
Tactical Asset Allocation .........          *            *            *            **           **
C.A.S.E. Growth ...................       1.13%        1.64%        4.15%           **           **
Global Sector .....................          *            *            **           **           **
Value Equity ......................          *         1.03%           **           **           **
International Equity ..............       3.12%           **           **           **           **
U.S. Equity .......................       1.49%           **           **           **           **

  Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for the period presented would be as follows:

                                     DECEMBER 31
PORTFOLIO                               1997
----------------------------------- ------------
Money Market ......................         *
Bond ..............................         *
Growth ............................         *
Global ............................         *
Strategic Total Return ............         *
Emerging Growth ...................         *
Aggressive Growth .................         *
Balanced ..........................         *
Growth & Income ...................         *
Tactical Asset Allocation .........         *
C.A.S.E. Growth ...................      1.14%
Global Sector .....................         *
Value Equity ......................         *
International Equity ..............      3.14%
U.S. Equity .......................      1.54%

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.

1 9 9 7  A n n u a l  R e p o r t

                             WRL SERIES FUND, INC.
                           SUPPLEMENTARY INFORMATION
                       ----------------------------------

  Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to the vote of the shareholders and provide final results. In adherence to this amendment, WRL solicited a vote by the policyholders for:

  Approval of a change to a policy of non-industry concentration with respect to the Growth & Income Portfolio (formerly the Utility Portfolio).

  Approval of a new Investment Sub-Advisory Agreement between WRL Investment Management, Inc. and AEGON USA Investment Management, Inc. with respect to the Bond Portfolio.

  At a special shareholders/policyholders meeting on December 15, 1997, the results of the proposals were as follows:

                                     PROPOSAL 1
                            ----------------------------
PORTFOLIO                    FOR     AGAINST     ABSTAIN
-------------------------   -----   ---------   --------
  Growth & Income           93%        1%          6%

                          PROPOSAL 2
                 ----------------------------
PORTFOLIO         FOR     AGAINST     ABSTAIN
--------------   -----   ---------   --------
  Bond           93%        2%          5%

W R L  S e r i e s  F u n d ,  I n c .

                      This Page Intentionally Left Blank.

1 9 9 7  A n n u a l  R e p o r t

                      This Page Intentionally Left Blank.

W R L  S e r i e s  F u n d ,  I n c .

                                   /diamond/

                             WRL SERIES FUND, INC.
                         OFFICE OF THE WRL SERIES FUND
                              201 Highland Avenue
                              Largo, FL 33770-2597
                                 1-800-851-9777

                                  DISTRIBUTOR:

                             InterSecurities, Inc.
                              201 Highland Avenue
                              Largo, FL 33770-2597

                                FUND CUSTODIAN:

                         Investors Bank & Trust Company
                             200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116

                              INVESTMENT ADVISER:

                        WRL Investment Management, Inc.
                              201 Highland Avenue
                              Largo, FL 33770-2957

                                 SUB-ADVISERS:

               Janus Capital Corporation
               100 Fillmore Street
               Denver, CO 80206

               Luther King Capital
               Management Corporation
               301 Commerce Street
               Fort Worth, TX 76102

               Federated Investment Counseling
               Federated Investors Tower
               Pittsburgh, PA 15222-3779

               NWQ Investment
               Management Company, Inc.
               2049 Century Park Eask
               4th Floor
               Los Angeles, CA 90067

               Meridian Investment Management
               Corporation
               12835 East Arapahoe Road
               Tower II, Penthouse
               Englewood, CO 80112

               C.A.S.E. Management, Inc.
               2255 Glades Rd.
               Suite 221-A
               Boca Raton, FL 33431

                                                   Scottish Equitable Investment
                                                              Management Limited
                                                                  Edinburgh Park
                                                    Edinburgh EH12 95E, Scotland

                                                                       AEGON USA
                                                     Investment Management, Inc.
                                                        4333 Edgewood Road, N.E.
                                                          Cedar Rapids, IA 52449

                                                     Van Kampen American Capital
                                                          Asset Management, Inc.
                                                              One Parkview Plaza
                                                      Oakbrook Terrace, IL 60181

                                                     Fred Alger Management, Inc.
                                                                  75 Maiden Lane
                                                              New York, NY 10038

                                                          J.P. Morgan Investment
                                                                 Management Inc.
                                                                522 Fifth Avenue
                                                              New York, NY 10036

                                                      Dean Investment Associates
                                                            2480 Kettering Tower
                                                           Dayton, OH 45423-2480

                                                                   GE Investment
                                                         Management Incorporated
                                                              3003 Summer Street
                                                              Stamford, CT 06905

                            INDEPENDENT ACCOUNTANTS:

                              Price Waterhouse LLP
                                 1055 Broadway
                             Kansas City, MO 64105

                   THIS MATERIAL IS FOR CONTRACT AND POLICY
                   HOLDER'S REPORTING PURPOSES ONLY AND SHALL
                 NOT BE USED IN CONNECTION WITH A SOLICITATION,
                     OFFER OR ANY PROPOSED SALE OR PURCHASE
                      OF SECURITIES. THIS MATERIAL MUST BE
                    PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                               [GRAPHIC OMITTED]
              --------------------------------------------------
                               Investment Adviser
                        WRL Investment Management, Inc.
                       Distributor: InterSecurities, Inc.
             201 Highland Avenue /bullet/ Largo, Florida 33770-2597

February 1998
ACC00001 (2/98)

                                   APPENDIX A

Appendix to Electronic Format
WRL Series Fund, Inc.

Page 1 (Photo) Shown is John R. Kenney, Chairman of the Board

Page 4 (Graph) Pie Chart depicting composition as a percentage of total Money
               Market Portfolio net assets.
                    Short-term U.S. Government Obligations      7.25%
                    Commercial Paper                           46.63%
                    Short-term Obligations                     25.52%
                    Bank Obligations                           20.05%
                    Other                                       0.55%

               Bar chart depicting maturity composition of the Money Market Portfolio at December.
                                                   Market Value
                    30 days                        $13,152,541
                    30-60 days                     $37,075,144
                    60-90 days                     $29,807,616
                    90-180 days                    $16,463,755
                    180-270 days                   $12,550,426
                    270 days to 1 year             $9,997,944
                    more than 1 year               $0

Page 6 (Graph) Mountain graph dipicting the change in value of a $10,000 investment in the Bond Portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index ("LB") over the same time frame.
                                           Portfolio           LB Index
               Inception 10/2/86           $10,000             $10,000
               FYE 12/31/86                $10,412             $10,310
               FYE 12/31/87                $ 9,823             $10,540
               FYE 12/31/88                $10,583             $11,340
               FYE 12/31/89                $12,133             $12,960
               FYE 12/31/90                $12,887             $14,030
               FYE 12/31/91                $15,317             $16,290
               FYE 12/31/92                $16,358             $17,530
               FYE 12/31/93                $18,547             $19,460
               FYE 12/31/94                $17,260             $18,780
               FYE 123/1/95                $21,228             $22,390
               FYE 12/31/96                $21,258             $23,040
               FYE 12/31/97                $23,204             $25,290

Page 8 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Growth Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                           Portfolio           S&P Index
               Inception 10/2/86           $10,000             $10,000
               FYE 12/31/86                $10,144             $10,560
               FYE 12/31/87                $11,249             $11,110

                FYE 12/31/88                $13,344             $12,940
                FYE 12/31/89                $19,621             $17,040
                FYE 12/31/90                $19,578             $16,511
                FYE 12/31/91                $31,284             $21,542
                FYE 12/31/92                $32,021             $23,183
                FYE 12/31/93                $33,293             $25,519
                FYE 12/31/94                $30,527             $25,856
                FYE 12/31/95                $44,912             $35,572
                FYE 12/31/96                $52,979             $43,740
                FYE 12/31/97                $62,274             $58,333

Page 10 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Global Portfolio since inception versus the Morgan Stanley Capital International World Index ("MS") over the same time frame.
                                            Portfolio           MS Index
                Inception 12/3/92           $10,000             $10,000
                FYE 12/31/92                $10,162             $10,008
                FYE 12/31/93                $13,724             $12,415
                FYE 12/31/94                $13,759             $13,110
                FYE 12/31/95                $16,932             $15,900
                FYE 12/31/96                $21,628             $18,130
                FYE 12/31/97                $25,683             $21,070

Page 12 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Strategic Total Return Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") and Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.

                                       Portfolio     S&P Index     LP Index
                Inception 3/1/93       $10,000       $10,000       $10,000
                FYE 12/31/93           $11,349       $10,770       $10,490
                FYE 12/31/94           $11,288       $10,912       $10,805
                FYE 12/31/95           $14,072       $14,996       $12,461
                FYE 12/31/96           $16,182       $18,439       $12,966
                FYE 12/31/97           $19,718       $24,618       $13,986

Page 14 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Emerging Growth Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.

                                           Portfolio           S&P Index
                Inception 3/1/93           $10,000             $10,000
                FYE 12/31/93               $12,471             $10,770
                FYE 12/31/94               $11,553             $10,912
                FYE 12/31/95               $16,960             $14,996
                FYE 12/31/96               $20,162             $18,459
                FYE 12/31/97               $24,488             $24,618

Page 16 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Aggressive Portfolio since inception versus the Value Line (Arithmetic) ("VL") Index and the Standard and Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                       Portfolio     VL Index      S&P Index
                Inception 3/1/94       $10,000       $10,000       $10,000
                FYE 12/31/94           $ 9,874       $ 9,685       $10,072
                FYE 12/31/95           $13,628       $12,197       $13,857
                FYE 12/31/96           $15,052       $14,609       $17,039
                FYE 12/31/97           $18,702       $18,766       $22,724

Page 18 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Balanced Portfolio since inception versus the Standard and Poor's Index of 500 Common Stocks ("S&P") and the Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.

                                       Portfolio     S&P Index     LB Index
                Inception 3/1/94       $10,000       $10,000       $10,000
                FYE 12/31/94           $ 9,427       $10,072       $ 9,840
                FYE 12/31/95           $11,293       $13,857       $11,348
                FYE 12/31/96           $12,504       $17,039       $11,808
                FYE 12/31/97           $14,642       $22,724       $12,737

Page 20 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Growth & Income Portfolio since inception versus the Dow Jones Utilities Average Index ("Dow Util"), the Standard and Poor's Index of 500 Common Stocks ("S&P")and the Russell 3000 over the same time frame.

                                     Dow Util                    Russell 3000
                       Portfolio     Index         S&P Index     Index
Inception 3/1/94       $10,000       $10,000       $10,000       $10,000
FYE 12/31/94           $ 9,542       $ 9,166       $10,072       $9,872
FYE 12/31/95           $11,952       $12,063       $13,857       $13,068
FYE 12/31/96           $13,343       $13,065       $17,039       $15,575
FYE 12/31/97           $16,631       $16,084       $22,724       $20,165

Page 22 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Tactical Asset Allocation Portfolio since inception versus the Standard and Poor's Index of 500 Common Stocks ("S&P") and the Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.

                                       Portfolio     S&P Index     LB Index
                Inception 3/1/95       $10,000       $10,000       $10,000
                FYE 12/31/95           $12,009       $13,758       $11,533
                FYE 12/31/96           $13,741       $16,917       $12,000
                FYE 13/31/97           $16,020       $22,560       $12,944

Page 24 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the C.A.S.E. Growth Portfolio since inception versus the Wilshire 5000 Index ("Wilshire") over the same time frame.
                                           Portfolio           Wilshire Index
                Inception 5/1/95           $10,000             $10,000
                FYE 12/31/95               $12,065             $12,028
                FYE 12/31/96               $14,176             $14,294
                FYE 12/31/97               $16,306             $18,464

Page 26 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Global Sector Portfolio since inception versus the Financial Times World Index ("FT") and the Lehman Hutton Bond Index ("LH") over the same time frame.
                                       Portfolio     FT Index      LH Index
                Inception 5/1/96       $10,000       $10,000       $10,000
                FYE 12/31/96           $10,608       $10,473       $10,811
                FYE 12/31/97           $10,972       $11,858       $12,421

Page 28 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Value Equity Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                           Portfolio           S&P Index
                Inception 5/1/96           $10,000             $10,000
                FYE 12/31/96               $11,319             $11,500
                FYE 12/31/97               $14,153             $15,337

Page 30 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the International Equity Portfolio since inception versus the Morgan Stanley Capital International ("EAFE") Index and the Morgan Stanley Capital International World, excluding U.S. ("World") Index over the same time frame.
                                       Portfolio     EAFE Index    World Index
                Inception 1/2/97       $10,000       $10,000       $10,000
                FYE 12/31/97           $10,750       $9,993        $10,018

Page 32 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the U.S. Equity Portfolio since inception versus the Standard & Poor's ("S&P") Index over the same time frame.
                                           Portfolio           S&P Index
                Inception 1/2/97           $10,000             $10,000
                FYE 12/31/97               $12,701             $13,336